                                                                    EXHIBIT 10.3

                         FLOW INTERNATIONAL CORPORATION
                   VOLUNTARY PENSION AND SALARY DEFERRAL PLAN
                               AND TRUST AGREEMENT
  (Amended and Restated Effective January 1, 2002 (and Certain Earlier Dates))

                         FLOW INTERNATIONAL CORPORATION
                   VOLUNTARY PENSION AND SALARY DEFERRAL PLAN
                               AND TRUST AGREEMENT
  (Amended and Restated Effective January 1, 2002 (and Certain Earlier Dates))
                                Table of Contents

   ARTICLE I - DEFINITIONS                                                      1
1.01  Plan......................................................................1
1.02  Employer..................................................................1
1.03  Trustee...................................................................1
1.04  Plan Administrator........................................................1
1.05  Advisory Committee........................................................1
1.06  Employee..................................................................1
1.07  Highly Compensated Employee...............................................1
1.08  Participant...............................................................1
1.09  Beneficiary...............................................................1
1.10  COMPENSATION DEFINITIONS..................................................1
1.11  Account...................................................................2
1.12  Account Balance or Accrued Benefit........................................2
1.13  Nonforfeitable or Vested..................................................3
1.14  Plan Year.................................................................3
1.15  Effective Date............................................................3
1.16  Plan Entry Date...........................................................3
1.17  Accounting Date...........................................................3
1.18  Trust.....................................................................3
1.19  Trust Fund................................................................3
1.20  Nontransferable Annuity...................................................3
1.21  ERISA.....................................................................3
1.22  Code......................................................................3
1.23  Service...................................................................3
1.24  Hour of Service...........................................................3
1.25  Disability................................................................4
1.26  Service for Predecessor Employer..........................................4
1.27  Related Employer..........................................................4
1.28  Leased Employees..........................................................5
1.29  Determination of Top Heavy Status.........................................5
1.30  "Employer Stock\..........................................................6
1.31  "Employer Stock Fund\.....................................................6
1.32  PLAN MAINTAINED BY MORE THAN ONE EMPLOYER.................................6
1.33  " Protected Benefit\......................................................6

   ARTICLE II - EMPLOYEE PARTICIPANTS                                           7
2.01  ELIGIBILITY...............................................................7
2.02  YEAR OF SERVICE - PARTICIPATION...........................................7
2.03  BREAK IN SERVICE - PARTICIPATION..........................................7

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
2.04  PARTICIPATION UPON RE-EMPLOYMENT..........................................7

   ARTICLE III  EMPLOYER CONTRIBUTIONS AND FORFEITURES                          9
3.01  AMOUNT....................................................................9
3.02  DETERMINATION OF CONTRIBUTION.............................................9
3.03  TIME OF PAYMENT OF CONTRIBUTION...........................................9
3.04  CONTRIBUTION ALLOCATION...................................................9
3.05  FORFEITURE ALLOCATION.....................................................11
3.06  ACCRUAL OF BENEFIT........................................................11
3.07  LIMITATIONS ON ALLOCATIONS TO PARTICIPANTS' ACCOUNTS......................11
3.08  ESTIMATING COMPENSATION...................................................12
3.09  DETERMINATION BASED ON ACTUAL COMPENSATION................................12
3.10  DISPOSITION OF ALLOCATED EXCESS AMOUNT....................................12
3.11  OTHER DEFINED CONTRIBUTION PLANS LIMITATION...............................12
3.12  DEFINITIONS - ARTICLE III.................................................12

   ARTICLE IV - PARTICIPANT CONTRIBUTIONS                                       14
4.01  PARTICIPANT VOLUNTARY CONTRIBUTIONS.......................................14
4.02  [Reserved]................................................................14
4.03  ROLLOVER CONTRIBUTIONS....................................................14
4.04  ROLLOVER CONTRIBUTION - FORFEITABILITY....................................14
4.05  ROLLOVER CONTRIBUTION WITHDRAWAL/DISTRIBUTION.............................14
4.06  ROLLOVER CONTRIBUTION - ACCRUED BENEFIT...................................14

   ARTICLE V - TERMINATION OF SERVICE - PARTICIPANT VESTING                     15
5.01  NORMAL RETIREMENT AGE.....................................................15
5.02  PARTICIPANT DISABILITY OR DEATH...........................................15
5.03  VESTING SCHEDULE..........................................................15
5.04  CASH-OUT DISTRIBUTIONS TO PARTIALLY-VESTED PARTICIPANTS/RESTORATION OF
         FORFEITED ACCRUED BENEFIT..............................................15
5.05  ACCOUNTING FOR REPAID AMOUNT..............................................16
5.06  YEAR OF SERVICE - VESTING.................................................16
5.07  BREAK IN SERVICE - VESTING................................................16
5.08  INCLUDED YEARS OF SERVICE - VESTING.......................................16
5.09  FORFEITURE OCCURS.........................................................16

   ARTICLE VI - DISTRIBUTIONS                                                   18
6.01  TIMING OF DISTRIBUTION....................................................18
6.02  REQUIRED MINIMUM DISTRIBUTIONS............................................20
6.03  METHOD OF DISTRIBUTION....................................................22
6.04  ANNUITY DISTRIBUTIONS TO PARTICIPANTS AND SURVIVING SPOUSES...............22
6.05  [Reserved]................................................................22
6.06  [Reserved]................................................................22
6.07  DISTRIBUTIONS UNDER DOMESTIC RELATIONS ORDERS.............................22
6.08. DEFAULTED LOAN--TIMING OF OFFSET..........................................23
6.09  [Reserved]................................................................23
6.10. DIRECT ROLLOVER OF ELIGIBLE ROLLOVER DISTRIBUTIONS........................23

   ARTICLE VII - EMPLOYER ADMINISTRATIVE PROVISIONS                             25
7.01  INFORMATION TO COMMITTEE..................................................25
7.02  NO LIABILITY..............................................................25
7.03  INDEMNITY OF COMMITTEE....................................................25
7.04  EMPLOYER DIRECTION OF INVESTMENT..........................................25
7.05  AMENDMENT TO VESTING SCHEDULE.............................................25

   ARTICLE VIII  PARTICIPANT ADMINISTRATIVE PROVISIONS                          26
8.01  BENEFICIARY DESIGNATION...................................................26
8.02  NO BENEFICIARY DESIGNATION................................................26
8.03  PERSONAL DATA TO COMMITTEE................................................26
8.04  ADDRESS FOR NOTIFICATION..................................................26
8.05  ASSIGNMENT OR ALIENATION..................................................27
8.06  NOTICE OF CHANGE IN TERMS.................................................27
8.07  LITIGATION AGAINST THE TRUST..............................................27
8.08  INFORMATION AVAILABLE.....................................................27
8.09  CLAIMS PROCEDURE FOR DENIAL OF BENEFITS...................................27
8.10  PARTICIPANT DIRECTION OF INVESTMENT.......................................27

   ARTICLE IX - ADVISORY COMMITTEE-DUTIES WITH RESPECT TO PARTICIPANTS'
      ACCOUNTS                                                                  29
9.01  MEMBERS' COMPENSATION, EXPENSES...........................................29
9.02  TERM......................................................................29
9.03  POWERS....................................................................29
9.04  GENERAL...................................................................29
9.05  FUNDING POLICY............................................................29
9.06  MANNER OF ACTION..........................................................29
9.07  AUTHORIZED REPRESENTATIVE.................................................29
9.08  INTERESTED MEMBER.........................................................29
9.09  INDIVIDUAL ACCOUNTS.......................................................30
9.10  VALUE OF PARTICIPANT'S ACCRUED BENEFIT....................................30
9.11  ALLOCATION AND DISTRIBUTION OF NET INCOME GAIN OR LOSS....................30
9.12  INDIVIDUAL STATEMENT......................................................30
9.13  ACCOUNT CHARGED...........................................................31
9.14  LOST PARTICIPANTS.........................................................31
9.15  PLAN CORRECTION...........................................................31
9.16  NO RESPONSIBILITY FOR OTHERS..............................................31
9.17  NOTICE, DESIGNATION, ELECTION, CONSENT AND WAIVER.........................32

   ARTICLE X  TRUSTEE, POWERS AND DUTIES                                        33
10.01 ACCEPTANCE................................................................33
10.02 RECEIPT OF CONTRIBUTIONS..................................................33
10.03 INVESTMENT POWERS.........................................................33
10.04 RECORDS AND STATEMENTS....................................................34
10.05 FEES AND EXPENSES FROM FUND...............................................34
10.06 PARTIES TO LITIGATION.....................................................34

10.07 PROFESSIONAL AGENTS.......................................................34
10.08 DISTRIBUTION OF CASH OR PROPERTY..........................................35
10.09 DISTRIBUTION DIRECTIONS...................................................35
10.10 THIRD PARTY...............................................................35
10.11 RESIGNATION...............................................................35
10.12 REMOVAL...................................................................35
10.13 INTERIM DUTIES AND SUCCESSOR TRUSTEE......................................35
10.14 VALUATION OF TRUST........................................................35
10.15 LIMITATION ON LIABILITY - IF INVESTMENT MANAGER APPOINTED.................35
10.16 INVESTMENT IN GROUP TRUST FUND............................................35
10.17 DUTIES PERTAINING TO THE EMPLOYER STOCK FUND..............................36

   ARTICLE XI - PROVISIONS RELATING TO INSURANCE & INSURANCE COMPANY            38
11.01 INSURANCE BENEFIT.........................................................38
11.02 LIMITATION ON LIFE INSURANCE PROTECTION...................................38
11.03 DEFINITIONS...............................................................38
11.04 DIVIDEND PLAN.............................................................39
11.05 INSURANCE COMPANY NOT A PARTY TO AGREEMENT................................39
11.06 INSURANCE COMPANY NOT RESPONSIBLE FOR TRUSTEE'S ACTIONS...................39
11.07 INSURANCE COMPANY RELIANCE ON TRUSTEE'S SIGNATURE.........................39
11.08 ACQUITTANCE...............................................................39
11.09 DUTIES OF INSURANCE COMPANY...............................................39

   ARTICLE XII - MISCELLANEOUS                                                  40
12.01 EVIDENCE..................................................................40
12.02 NO RESPONSIBILITY FOR EMPLOYER ACTION.....................................40
12.03 FIDUCIARIES NOT INSURERS..................................................40
12.04 WAIVER OF NOTICE..........................................................40
12.05 SUCCESSORS................................................................40
12.06 WORD USAGE................................................................40
12.07 STATE LAW.................................................................40
12.08 EMPLOYMENT NOT GUARANTEED.................................................40

   ARTICLE XIII - EXCLUSIVE BENEFIT, AMENDMENT, TERMINATION                     41
13.01 EXCLUSIVE BENEFIT.........................................................41
13.02 AMENDMENT BY EMPLOYER.....................................................41
13.03 DISCONTINUANCE............................................................41
13.04 FULL VESTING ON TERMINATION...............................................41
13.05 MERGER/DIRECT TRANSFER....................................................41
13.06 POST TERMINATION PROCEDURE AND DISTRIBUTION...............................42
13.07 TRANSFER OF ASSETS FROM THE TRUSTEE OF THE FLOW INTERNATIONAL
         CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN..............................43

   ARTICLE XIV - PROVISIONS RELATING TO THE CODE (S)401(k) ARRANGEMENT          44
14.01 401(k) ARRANGEMENT........................................................44
14.02 DEFINITIONS...............................................................44
14.03 ANNUAL ELECTIVE DEFERRAL LIMITATION.......................................46

14.04 ACTUAL DEFERRAL PERCENTAGE (ADP) TEST.....................................46
14.05 ACTUAL CONTRIBUTION PERCENTAGE (ACP) TEST.................................47
14.06 MULTIPLE USE LIMITATION...................................................49

   APPENDIX A - ACCOUNTS TRANSFERRED FROM SPIDER STAGING CORPORATION 401(k)
      PLAN AND CERTAIN EMPLOYEES OF SPIDER STAGING CORPORATION                  50
1.01  DEFINITIONS...............................................................50
1.02  CONTINUING PARTICIPANTS...................................................50
1.03  ELIGIBILITY COMPUTATION PERIOD............................................50
1.04  CREDITING SERVICE FOR ELIGIBILITY.........................................50
1.05  VESTING CREDIT............................................................50
1.06  DISTRIBUTIONS TO VESTED PARTICIPANTS UNDER SPIDER STAGING CORPORATION
         401(k) PLAN OTHER THAN 1992 SPIDER STAGING EMPLOYEES...................50
1.07  VALUATION AND TRANSFER OF ACCOUNTS UNDER THE SPIDER STAGING
         CORPORATION 401(k) SAVINGS PLAN........................................50
1.08. PROTECTED BENEFITS........................................................50
1.09. FORFEITURES...............................................................50
1.10. SEPARATE ACCOUNTS.........................................................50
1.11. DEFAULT ON A LOAN MADE UNDER SPIDER STAGING PLAN..........................50
1.12  PARTICIPANT-DIRECTED INVESTMENT...........................................51
1.13  EFFECTIVE DATE............................................................51

   APPENDIX B - CERTAIN EMPLOYEES OF ASI ROBOTIC SYSTEMS DIVISION OF CARGILL
      DETROIT CORPORATION                                                       52
1.01  DEFINITIONS...............................................................52
1.02  CREDITING SERVICE FOR ELIGIBILITY.........................................52
1.03  PLAN ENTRY DATE...........................................................52
1.04  CREDITING SERVICE FOR VESTING.............................................52
1.13  EFFECTIVE DATE............................................................52

   APPENDIX C - CERTAIN EMPLOYEES OF FLOW AUTOMATION SYSTEMS CORPORATION        53
1.01  DEFINITIONS...............................................................53
1.02  CREDITING SERVICE FOR ELIGIBILITY.........................................53
1.03  CREDITING SERVICE FOR VESTING.............................................53
1.04  EFFECTIVE DATE............................................................53

   APPENDIX D - FORMER CIS ROBOTICS EMPLOYEES                                   54
1.01  DEFINITIONS...............................................................54
1.02  CREDITING SERVICE FOR ELIGIBILITY.........................................54
1.03  VESTING CREDIT............................................................54
1.04  TRANSFERRED ACCOUNTS......................................................54
1.05  EFFECTIVE DATE............................................................54

   APPENDIX E - CERTAIN FORMER EMPLOYEES OF  SPEARHEAD AUTOMATED SYSTEMS, INC.  55
1.01  DEFINITIONS...............................................................55
1.02  CREDITING SERVICE FOR ELIGIBILITY.........................................55
1.03  PLAN ENTRY DATE AND ELIGIBILITY...........................................55

1.04  CREDITING SERVICE FOR VESTING.............................................55
1.05  EFFECTIVE DATE............................................................55

   Execution Page                                                               56

                         FLOW INTERNATIONAL CORPORATION
                   VOLUNTARY PENSION AND SALARY DEFERRAL PLAN
                               AND TRUST AGREEMENT

  (Amended and Restated Effective January 1, 2002 (and Certain Earlier Dates))

     Flow International Corporation (the "Employer"), a corporation organized under the laws of the State Delaware, makes this Agreement with Security Trust Company as Trustee.

                                   WITNESSETH

     The Flow International Corporation Voluntary Pension and Salary Deferral Plan, originally adopted effective October 1, 1986 by Flow Systems, Inc. (now Flow International Corporation, a Washington corporation), for the benefit of its Employees, is hereby amended and restated by Flow International Corporation, effective January 1, 2002 to read in its entirety as set forth in this Agreement between the Employer and the Trustee with regard to the Trust Fund under the Plan. The provisions of the Plan as amended and restated in this document shall apply solely to an Employee whose employment with the Employer terminates on or after January 1, 2002.

     The Employer intends that the Plan as so amended and restated shall continue to be maintained exclusively for the purpose of providing benefits to the Plan Participants and their beneficiaries and for defraying the reasonable expenses of administering the Plan. The Employer further intends that the Plan shall at all times be qualified under Section 401(a) of the Code and that the Plan shall meet the special requirements of Sections 401(k) and 401(m) of the Code and that the Trust, which also constitutes a part of the Plan, shall at all times be a trust exempt from taxation under Section 501(a) of the Code.

     Now, therefore, in consideration of their mutual covenants, the Employer and the Trustee agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     1.01 "Plan" means the Flow International Corporation Voluntary Pension and Salary Deferral Plan established and continued by the Employer in the form of this Agreement, as it may be amended from time to time.

     1.02 "Employer" means Flow International Corporation and its successors, or any other employer who with the written consent of Flow International Corporation adopts this Plan. As of January 1, 2001, Flow Autoclave Systems, Inc. has adopted this Plan with the written consent of Flow International Corporation.

     1.03 "Trustee" means Security Trust Company or any successor in office who in writing accepts the position of Trustee.

     1.04 "Plan Administrator" means Flow International Corporation unless Flow International Corporation designates another person to hold the position of Plan Administrator. In addition to his other duties, the Plan Administrator has full responsibility for compliance with the reporting and disclosure rules under ERISA as respects this Agreement.

     1.05 "Advisory Committee" means the Employer's Advisory Committee as from time to time constituted.

     1.06 "Employee" means any common-law employee of the Employer.

     1.07 "Highly Compensated Employee" means an Employee who, during the Plan Year or during the preceding Plan Year is a more than 5% owner of the Employer (applying the constructive ownership rules of Code (S)318); or who, during the preceding Plan Year had Compensation in excess of $80,000 (as adjusted by the Commissioner of Internal Revenue for the relevant year).

     1.08 "Participant" is an Employee who is eligible to be and becomes a Participant in accordance with the provisions of Section 2.01.

     1.09 "Beneficiary" is a person designated by a Participant under Article VIII who is or may become entitled to a benefit under the Plan. A Beneficiary who becomes entitled to a benefit under the Plan remains a Beneficiary under the Plan until the Trustee has fully distributed his benefit to him. A Beneficiary's right to (and the Plan Administrator's, the Advisory Committee's or Trustee's duty to provide to the Beneficiary) information or data concerning the Plan does not arise until he first becomes entitled to receive a benefit under the Plan.

     1.10 COMPENSATION DEFINITIONS. Any reference in this Plan to Compensation is a reference to the definition in this Section 1.10, unless the Plan reference specifies a modification to this definition. The Advisory Committee will take into account only Compensation actually paid for the relevant period.

(A) General Definition of Compensation.

     All wages, salaries, fees for professional service and other amounts (whether or not paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the plan, but only to the extent includible in gross income. This definition of Compensation includes, but is not limited to, commissions paid salespersons, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits and reimbursements or other expense allowances under a nonaccountable plan as described in Treas. Reg. (S)1.62-2(c))). This definition of "Compensation" does not include:

     (a) Employer contributions to a plan of deferred compensation to the extent the contributions are not included in the gross income of the Employee for the taxable year in which contributed, Employer contributions on behalf of an Employee to a Simplified Employee Pension Plan to the extent such contributions are excludible from the Employee's gross income, and any distributions from a plan of deferred compensation, regardless of whether such amounts are includible in the gross income of the Employee when distributed.

     (b) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk or forfeiture.

     (c) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option described in Part II, Subchapter D, Chapter 1 of the Code.

     (d) Other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includible in the gross income of the Employee), or contributions made by an Employer (whether or not under a salary reduction agreement) toward the purchase of an annuity contract described in Code (S)403(b) (whether or not the contributions are excludible from the gross income of the Employee).

     For purposes of this Section 1.10(a), Compensation excludes reimbursements (even if includible in gross income or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation and welfare benefits, and includes "Elective Contributions." Elective Contributions are amounts excludible from the Employee's gross income under Code (S)(S)125, 132(f)(4), 402(e)(3), 402(h)(2), 403(b), 408(p) or 457, and contributed by the Employer, at the Employee's election, to a cafeteria plan, a qualified transportation fringe benefit plan, a 401(k) arrangement, a SARSEP, a tax-sheltered annuity, a SIMPLE plan or a Code (S)457 plan. Notwithstanding the preceding sentence, amounts described in (S)132(f)(4) are not Elective Contributions until Plan Years beginning on or after January 1, 2001, unless the Advisory Committee operationally has included such amounts effective as of an earlier Plan Year beginning no earlier than January 1, 1998.

(B) Definition of Compensation for Allocation Purposes.

     See Section 1.10(A).

(C) Compensation Dollar Limitation.

     For any Plan Year, the Advisory Committee in allocating contributions under
Article III, shall not take into account more than $150,000 (or such larger or smaller amount as the Commissioner of Internal Revenue may prescribe) of any Participant's Compensation. Notwithstanding the foregoing, an Employee under a 401(k) arrangement may make elective deferrals with respect to Compensation which exceeds the Plan Year Compensation limitation, provided such deferrals otherwise satisfy Code (S)402(g) and other applicable limitations.

(D) Special definition for salary reduction contributions.

     See Section 1.10(A).

     1.11 "Account" means the following separate account(s) which the Advisory Committee or the Trustee maintains for a Participant under the Plan:

       Type of Contributions                       Name of Account
       ---------------------                       ---------------
Salary Deferral Contributions        Deferral Contributions Account
Employer Matching Contributions      Regular Matching Contributions Account
Nonelective Employer Contributions   Employer Contributions Account
Participant Rollover Contributions   Rollover Contributions Account
Qualified Nonelective Contributions  Qualified Nonelective Contributions Account
Qualified Matching Contributions     Qualified Matching Contributions Account

     1.12 "Account Balance or Accrued Benefit" means the amount standing in a Participant's Account(s) as of any date derived from both Employer contributions and Employee contributions, if any.

     1.13 "Nonforfeitable or Vested" means a Participant's or Beneficiary's unconditional claim, legally enforceable against the Plan, to the Participant's Account Balance or Accrued Benefit.

     1.14 "Plan Year" means the Plan's accounting year, a 12 consecutive month period ending every December 31..

     1.15 "Effective Date" of this amended and restated Plan means January 1, 2002, except that, certain provisions of this amended and restated Plan have earlier effective dates, as described below:

--------------------------------------------------------------------------------------------------------------
                      Plan Provision                                          Effective Date
--------------------------------------------------------------------------------------------------------------
Section 1.07 (Highly Compensated Employee)                  Plan Years beginning after December 31, 1996
--------------------------------------------------------------------------------------------------------------
Section 1.10(A) (General Definition of Compensation)        Limitation Years beginning after December 31, 1997
--------------------------------------------------------------------------------------------------------------
Section 6.10(D)(1) (Eligible Rollover Distribution)         Distributions after December 31, 1998
--------------------------------------------------------------------------------------------------------------
Section 14.02 (Definitions)                                 Plan Years beginning after December 31, 1996
--------------------------------------------------------------------------------------------------------------
Section 14.04 (Actual Deferral Percentage (ADP) Test)       Plan Years beginning after December 31, 1996
--------------------------------------------------------------------------------------------------------------
Section 14.05 (Actual Contribution Percentage (ACP) Test)   Plan Years beginning after December 31, 1996
--------------------------------------------------------------------------------------------------------------

     The original effective date of the Plan was October 1, 1986.

     1.16 "Plan Entry Date" means every January 1, April 1, July 1, and October
1.

     1.17 "Accounting Date" is the last day of the Plan Year. Unless otherwise specified in the Plan, the Advisory Committee will make all Plan allocations for a particular Plan Year as of the Accounting Date of that Plan Year.

     1.18 "Trust" means the separate Trust created under the Plan.

     1.19 "Trust Fund" means all property of every kind held or acquired by the Trustee under the Plan, other than incidental benefit insurance contracts. This Plan creates a single Trust for all Employers participating under the Plan. However, the Trustee will maintain separate records of account in order to reflect properly each Participant's Account Balance derived from each participating Employer.

     1.20 "Nontransferable Annuity" means an annuity which by its terms provides that it may not be sold, assigned, discounted, pledged as collateral for a loan or security for the performance of an obligation or for any purpose to any person other than the insurance company. If the Trustee distributes an annuity contract, the contract must be a Nontransferable Annuity.

     1.21 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     1.22 "Code" means the Internal Revenue Code of 1986, as amended.

     1.23 "Service" means any period of time the Employee is in the employ of the Employer, including any period the Employee is on an unpaid leave of absence authorized by the Employer under a uniform, nondiscriminatory policy applicable to all Employees if the Employee returns to work within the period specified thereunder. "Separation from Service" means an event after which the Employee no longer has an employment relationship with the Employer maintaining this Plan or with a Related Employer. For purposes of eligibility to participate (Section 2.01) and determining vesting (Section 5.03), "Service" also includes service on or before December 1, 1998, with any of the following affiliated employers:
FlowDrill Corporation; Flow Research, Inc.; and FlowMole Corporation.

     1.24 "Hour of Service" means:

     (a) Each Hour of Service for which the Employer, either directly or indirectly, pays an Employee, or for which the Employee is entitled to payment, for the performance of duties. The Advisory Committee credits Hours of Service under this paragraph (a) to the Employee for the computation period in which the Employee performs the duties, irrespective of when paid;

     (b) Each Hour of Service for back pay, irrespective of mitigation of damages, to which the Employer has agreed or for which the Employee has received an award. The Advisory Committee credits Hours of Service under this paragraph (b) to the Employee for the computation period(s) to which the award or the agreement pertains rather than for the computation period in which the award, agreement or payment is made; and

     (c) Each Hour of Service for which the Employer, either directly or indirectly, pays an Employee, or for which the Employee is entitled to payment (irrespective of whether the employment relationship is terminated), for reasons other than for the performance of duties during a computation period, such as leave off absence, vacation, holiday, sick leave, illness, incapacity (including disability), layoff, jury duty or military duty. The Advisory Committee will credit no more than 501 Hours of Service under this paragraph (c) to an Employee on account of any single continuous period during which the Employee does not perform any duties (whether or not such period occurs during a single computation period). The Advisory Committee credits Hours of Service under this paragraph (c) in accordance with the rules of paragraphs (b) and (c) of Labor Reg. (S)2530.200b-2, which the Plan, by this reference, specifically incorporates in full within this paragraph (c).

     (d) Hour of Service also includes any Service the Plan must credit in order to satisfy the crediting of Service requirements of Code (S)414(u).

     The Advisory Committee will not credit an Hour of Service under more than one of the above paragraphs. A computation period for purposes of this Section
1.24 is the Plan Year, Year of Service period, Break in Service period or other period, as determined under the Plan provision for which the Advisory Committee is measuring an Employee's Hours of Service. The Advisory Committee will resolve any ambiguity with respect to the crediting of an Hour of Service in favor of the Employee.

     Hours of Service shall be credited on the basis of actual hours for which an Employee is paid or entitled to payment to the extent the Employer's payroll or accounting records reflect such hours. Otherwise, Employees shall be credited with 190 Hours of Service per month, 95 hours per semimonthly pay period, 45 hours per week or 10 hours per day, depending on the pay period applicable to such Employee for any such pay period in which the Employee has one Hour of Service.

     Solely for purposes of determining whether the Employee incurs a Break in Service under any provision of this Plan, the Advisory Committee must credit Hours of Service during an Employee's unpaid absence period (i) due to maternity or paternity leave; or (ii) as required under the Family and Medical Leave Act. The Advisory Committee considers an Employee on maternity or paternity leave if the Employee's absence is due to the Employee's pregnancy, the birth of the Employee's child, the placement with the Employee of an adopted child, or the care of the Employee's child immediately following the child's birth or placement. The Advisory Committee credits Hours of Service under this paragraph on the basis of the number of Hours of Service the Employee would receive if he were paid during the absence period or, if the Advisory Committee cannot determine the number of Hours of Service the Employee would receive, on the basis of 8 hours per day during the absence period. The Advisory Committee will credit only the number (not exceeding 501) of Hours of Service necessary to prevent an Employee's Break in Service. The Advisory Committee credits all Hours of Service described in this paragraph to the computation period in which the absence period begins or, if the Employee does not need these Hours of Service to prevent a Break in Service in the computation period in which his absence period begins, the Advisory Committee credits these Hours of Service to the immediately following computation period.

     1.25 "Disability" means the Participant, because of a physical or mental disability, will be unable to perform the duties of his customary position of employment (or is unable to engage in any substantial gainful activity) for an indefinite period which the Advisory Committee considers will be of long continued duration. A Participant also is disabled if he incurs the permanent loss or loss of use of a member or function of the body, or is permanently disfigured, and incurs a Separation from Service. The Plan considers a Participant disabled on the date the Advisory Committee determines the Participant satisfies the definition of disability. The Advisory Committee may require a Participant to submit to a physical examination in order to confirm disability. The Advisory Committee will apply the provisions of this Section
1.25 in a nondiscriminatory, consistent and uniform manner.

     1.26 "Service for Predecessor Employer" If the Employer maintains the plan of a predecessor employer, the Plan treats service of the Employee with the predecessor employer as service with the Employer.

     1.27 "Related Employer" A related group is a controlled group of corporations (as defined in Code (S)414(b)), trades or businesses (whether or not incorporated) which are under common control (as defined in Code (S)414(c)) or an affiliated service group (as defined in Code (S)414(m) or in Code
(S)414(o)). If the Employer is a member of a related group, the term "Employer" includes the related group members for purposes of crediting Hours of Service, determining Years of Service and Breaks in Service under Articles II and V, applying the limitations on allocations in Part 2 of Article III, applying the top heavy rules and the minimum allocation requirements of Article III, the definitions of Employee, Highly Compensated Employee, Compensation and Leased Employee, and for any other purpose required by the applicable Code section or by a Plan provision. However, only an Employer described in Section 1.02 may contribute to the Plan and only an Employee employed by an Employer described in
Section 1.02 is eligible to participate in this Plan. For Plan allocation purposes, "Compensation" does not include Compensation received from a related employer that is not participating in this Plan.

     1.28 "Leased Employees" The Plan treats a Leased Employee as an Employee of the Employer. A Leased Employee is an individual (who otherwise is not an Employee of the Employer) who, pursuant to a leasing agreement between the Employer and any other person, has performed services for the Employer (or for the Employer and any persons related to the Employer within the meaning of Code
(S)144(a)(3)) on a substantially full time basis for at least one year and who performs such services under primary direction or control of the Employer. If a Leased Employee is treated as an Employee by reason of this Section 1.28, "Compensation" includes Compensation from the leasing organization which is attributable to services performed for the Employer.

     Safe harbor plan exception. The Plan does not treat a Leased Employee as an Employee if the leasing organization covers the employee in a safe harbor plan and, prior to application of this safe harbor plan exception, 20% or less of the Employer's Employees (other than Highly Compensated Employees) are Leased Employees. A safe harbor plan is a money purchase pension plan providing immediate participation, full and immediate vesting, and a nonintegrated contribution formula equal to at least 10% of the employee's compensation without regard to employment by the leasing organization on a specified date. The safe harbor plan must determine the 10% contribution on the basis of compensation as defined in Code (S)415(c)(3) including Elective Contributions (as defined in Section 1.10).

     Other requirements. The Advisory Committee must apply this Section 1.28 in a manner consistent with Code (S)(S)414(n) and 414(o) and the regulations issued under those Code sections. If a Participant is a Leased Employee covered by a plan maintained by the leasing organization, the Advisory Committee will determine the allocation of Employer contributions and Participant forfeitures on behalf of the Participant under the Employer's Plan without taking into account the Leased Employee's allocation, if any, under the leasing organization's plan.

     1.29 "Determination of Top Heavy Status" If this Plan is the only qualified plan maintained by the Employer, the Plan is top heavy for a Plan Year if the top heavy ratio as of the Determination Date exceeds 60%. The top heavy ratio is a fraction, the numerator of which is the sum of the present value of Account Balances of all Key Employees as of the Determination Date and the denominator of which is a similar sum determined for all Employees. The Advisory Committee must include in the top heavy ratio, as part of the present value of Account Balances, any contribution not made as of the Determination Date but includible under Code (S)416 and the applicable Treasury regulations, and distributions made within the Determination Period. The Advisory Committee must calculate the top heavy ratio by disregarding the Account Balance (and distributions, if any, of the Account Balance) of any Non-Key Employee who was formerly a Key Employee, and by disregarding the Accrued Benefit (including distributions, if any, of the Accrued Benefit) of an individual who has not received credit for at least one Hour of Service with the Employer during the Determination Period. The Advisory Committee must calculate the top heavy ratio, including the extent to which it must take into account distributions, rollovers and transfers, in accordance with Code (S)416 and the regulations under that Code section.

     If the Employer maintains other qualified plans (including a simplified employee pension plan), or maintained another such plan which now is terminated, this Plan is top heavy only if it is part of the Required Aggregation Group, and the top heavy ratio for the Required Aggregation Group and for the Permissive Aggregation Group, if any, each exceeds 60%. The Advisory Committee will calculate the top heavy ratio in the same manner as required by the first paragraph of this Section 1.29, taking into account all plans within the Aggregation Group. To the extent the Advisory Committee must take into account distributions to a Participant, the Advisory Committee must include distributions from a terminated plan which would have been part of the Required Aggregation Group if it were in existence on the Determination Date. The Advisory Committee will calculate the present value of Accrued Benefits under defined benefit plans or simplified employee pension plans included within the group in accordance with the terms of those plans, Code (S)416 and the regulations under that Code section. If a Participant in a defined benefit plan is a Non-Key Employee, the Advisory Committee will determine his Accrued Benefit under the accrual method, if any, which is applicable uniformly to all defined benefit plans maintained by the Employer or, if there is no uniform method, in accordance with the slowest accrual rate permitted under the fractional rule accrual method described in Code (S)411(b)(1)(C). To calculate the present value of benefits from a defined benefit plan, the Advisory Committee will use the actuarial assumptions (interest and mortality only) prescribed by the defined benefit plan(s) to value benefits for top heavy purposes. If an aggregated plan does not have a valuation date coinciding with the Determination Date, the Advisory Committee must value the Accrued Benefits in the aggregated plan as of the most recent valuation date falling within the twelve-month period ending on the Determination Date, except as Code (S)416 and applicable Treasury regulations require for the first and second plan year of a defined benefit plan. The Advisory Committee will calculate the top heavy ratio with reference to the Determination Dates that fall within the same calendar year.

     Definitions. For purposes of applying the provisions of this Section 1.29:

     (a) "Key Employee" means, as of any Determination Date, any Employee or former Employee (or Beneficiary of such Employee) who, at any time during the Determination Period: (i) has Compensation in excess of 50% of the dollar amount prescribed in Code (S)415(b)(1)(A) (relating to defined benefit plans) and is an officer of the Employer; (ii) has Compensation in excess of the dollar amount prescribed in Code (S)415(c)(1)(A) (relating to defined contribution plans), owns a more than 1/2% interest in the Employer and is one of the Employees owning the ten largest interests in the Employer; (iii) is a more than 5% owner of the Employer; or (iv) is a more than 1% owner of the Employer and has Compensation of more than $150,000. The constructive ownership rules of Code (S)318 (or the principles of that section, in the case of an unincorporated Employer) will apply to determine ownership in the Employer. The number of officers taken into account under clause (i) will not exceed the greater of 3 or 10% of the total number (after application of the Code (S)414(q) exclusions) of Employees, but no more than 50 officers. The Advisory Committee will make the determination of who is a Key Employee in accordance with Code
     (S)416(i)(1) and the regulations under that Code section.

     (b) "Non-Key Employee" is an employee who does not meet the definition of Key Employee.

     (c) "Compensation" means the general definition of Compensation as determined under Section 3.12(b) for Code (S)415 purposes and includes Compensation for the entire Plan Year.

     (d) "Required Aggregation Group" means: (1) each qualified plan of the Employer in which at least one Key Employee participates or participated in at any time during the Determination Period (including terminated plans); and (2) any other qualified plan of the Employer which enables a plan described in clause (1) to meet the requirements of Code (S)401(a)(4) or Code (S)410.

     (e) "Permissive Aggregation Group" is the Required Aggregation Group plus any other qualified plans maintained by the Employer, but only if such group would satisfy in the aggregate the nondiscrmination requirements of Code (S)401(a)(4) and the coverage requirements of Code (S)410. The Advisory Committee will determine the Permissive Aggregation Group.

     (f) "Employer" means the Employer that adopts this Plan and any related employers described in Section 1.27.

     (g) "Determination Date" for any Plan Year is the Accounting Date of the preceding Plan Year or, in the case of the first Plan Year of the Plan, the Accounting Date of that Plan Year. The "Determination Period" is the 5 year period ending on the Determination Date.

     1.30 "Employer Stock" means common stock of Flow International Corporation.

     1.31 "Employer Stock Fund" means a pooled investment account limited to shares of Employer Stock.

     1.32 PLAN MAINTAINED BY MORE THAN ONE EMPLOYER. If more than one employer maintains this Plan, then for purposes of determining Service and Hours of Service, the Advisory Committee will treat all Employers maintaining this Plan as a single employer.

     Plan Allocations. The Advisory Committee must allocate all Employer contributions and forfeitures to each Participant in the Plan, in accordance with Article III and Section 9.11, without regard to which contributing Employer employs the Participant. A Participant's Compensation includes Compensation from all participating Employers, irrespective of which Employers are contributing to the Plan.

     1.33 "Protected Benefit" means any accrued benefit described in Treas. Reg.(S)1.411(d)-4, including any optional form of benefit provided under the Plan which may not (except in accordance with such regulations) be reduced, eliminated or made subject to Employer discretion.

                                   ARTICLE II
                              EMPLOYEE PARTICIPANTS

     2.01 ELIGIBILITY. Each Employee (other than an Excluded Employee) becomes a Participant in the Plan on the Plan Entry Date (if employed on that date) coincident with or immediately following the date on which he completes one Year of Service. Each Employee who was a participant in the Plan on the day before the Effective Date of this restated Plan Section 2.01 continues as a Participant in the Plan.

     Special eligibility rule for Code (S)401(k) arrangement. In lieu of the eligibility requirements in the preceding paragraph, each Employee (other than an Excluded Employee) becomes a participant in the Code (S)401(k) arrangement on the Plan Entry Date (if employed on that date) immediately following the Employee's Employment Commencement Date. If, for a Plan Year, an Employee is a Participant solely in the 401(k) arrangement, the Employee does not share in the allocation of any Employer contributions other than deferral contributions, as described in Article III, nor in the allocation of any forfeitures.

     An Employee is an Excluded Employee if he is:

     (a) an individual whom the Employer does not report as a common-law employee of the Employer on the Employer's payroll records, even if a court or governmental entity determines that such individual is a common-law employee of the Employer;

     (b) a nonresident alien who receives no U.S. source earned income;

     (c) a Leased Employee treated as an Employee under Section 1.28; or

     (d) a member of a collective bargaining unit, unless the collective bargaining agreement provides otherwise. An Employee is a member of a collective bargaining unit if he is included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more employers if there is evidence that retirement benefits were the subject of good faith bargaining between such employee representatives and such employer or employers. The term "employee representatives" does not include an organization more than one half the members of which are owners, officers or executives of the Employer.

     If a Participant has not incurred a Separation from Service but becomes an Excluded Employee, then during the period such a Participant is an Excluded Employee, the Advisory Committee will limit that Participant's sharing in the allocation of Employer contributions and Participant forfeitures, if any, under the Plan by disregarding his Compensation paid by the Employer for services rendered in his capacity as an Excluded Employee. However, during such period of exclusion, the Participant, without regard to employment classification, continues to receive credit for vesting under Article V for each included Year of Service and the Participant's Account continues to share fully in Trust Fund allocations under Section 9.11.

     If an Excluded Employee who is not a Participant becomes eligible to participate in the Plan by reason of a change in employment classification, he will participate in the Plan immediately if he has satisfied the eligibility conditions of Section 2.01 and would have been a Participant had he not been an Excluded Employee during his period of Service. Furthermore, the Plan takes into account all of the Participant's included Years of Service with the Employer as an Excluded Employee for purposes of vesting credit under Article V.

     2.02 YEAR OF SERVICE - PARTICIPATION. For purposes of an Employee's participation in the Plan under Section 2.01, the Plan takes into account all of his Years of Service with the Employer, except as provided in Section 2.03. "Year of Service" means a 12 consecutive month period during which the Employee completes not less than 1000 Hours of Service, measuring the beginning of the first 12 month period from the Employment Commencement Date. If the Employee does not complete 1000 Hours of Service during the 12 month period commencing with the Employment Commencement Date, the Plan measures the second 12 month period by reference to the Plan Year which includes the first anniversary of the Employee's Employment Commencement Date. The Plan measures any subsequent 12 month period necessary for a determination of Year of Service for participation by reference to succeeding Plan Years. "Employment Commencement Date" means the date on which the Employee first performs an Hour of Service for the Employer.

     2.03 BREAK IN SERVICE - PARTICIPATION. For purposes of participation in the Plan, the Plan does not apply any Break in Service rule.

     2.04 PARTICIPATION UPON RE-EMPLOYMENT. A Participant whose employment terminates re-enters the Plan as a Participant on the date of his re-employment. An Employee who satisfies the Plan's eligibility conditions but who terminates employment prior to becoming a Participant becomes a Participant in the Plan on the later of the Entry Date on which he would have entered the Plan had he not terminated employment or the date of his reemployment. Any Employee who terminates employment prior to satisfying the Plan's eligibility conditions becomes a Participant in accordance with the provisions of Section 2.01.

                                   ARTICLE III
                     EMPLOYER CONTRIBUTIONS AND FORFEITURES

Part 1. Amount of Employer Contributions and Plan Allocations: Sections 3.01 through 3.06

     3.01 AMOUNT.

(A) Contribution formula.

     For each Plan Year, the Employer will contribute to the Trust the following amounts:

     Deferral Contributions. The amount by which the Participants have elected to reduce their Compensation for the Plan Year under their salary reduction agreements on file with the Advisory Committee.

     Employer Matching Contributions. An amount equal to 50% of each Participant's eligible contributions. For Participants with five or more years of vesting service (see Article V), the matching contribution will be 75% instead of 50%. The Employer also may contribute an additional amount, equal to a percentage the Employer from time to time may deem advisable of each Participant's eligible contributions. The Employer will determine the amount of its matching contribution by disregarding Participants not entitled to an allocation of Employer matching contributions. See Sections 3.04 and 3.06.

     Qualified nonelective contributions. The amount the Employer, in its sole discretion, designates as qualified nonelective contributions.

     Nonelective contributions. Any additional amount the Employer may from time to time deem advisable.

     Restrictions on contributions. The Employer will make its contribution under the Plan, irrespective of whether it has net profits. Although, the Employer may contribute to this Plan irrespective of whether it has net profits, the Employer intends this Plan to be a profit sharing plan for all purposes under the Code. The Employer will not make a contribution to the Trust for any Plan Year to the extent the contribution would exceed the Participants' Maximum Permissible Amounts. See Part 2 of this Article III.

     Eligible contributions. Under the matching contribution formula, a Participant's "eligible contributions" are the deferral contributions allocated to the Participant for the Plan Year not in excess of 6% of the Participant's Compensation for the Plan Year. Eligible contributions do not include deferral contributions attributable to Compensation for any period when the Participant is not eligible to participate in the allocation of matching contributions. Eligible contributions do not include deferral contributions that are excess deferrals under Section 14.03. For this purpose: (a) excess deferrals relate first to deferral contributions for the Plan Year not otherwise eligible for a matching contribution; and (2) if the Plan Year is not a calendar year, the excess deferrals for a Plan Year are the last deferrals made for a calendar year.

     Notwithstanding any provision in this Article III to the contrary, the Plan will provide contributions and Service credit with respect to qualified military service in accordance with Code (S)414(u).

(B) Return of contributions.

     The Trustee, upon written request from the Employer, must return to the Employer the amount of the Employer's contribution made by the Employer by mistake of fact or the amount of the Employer's contribution disallowed as a deduction under Code (S)404. The Trustee will not return any portion of the Employer's contribution under the provisions of this paragraph more than one year after:

     (a) The Employer made the contribution by mistake of fact; or

     (b) The disallowance of the contribution as a deduction, and then, only to the extent of the disallowance.

     The Trustee will not increase the amount of the Employer contribution returnable under this Section 3.01 for any earnings attributable to the contribution, but the Trustee will decrease the Employer contribution returnable for any losses attributable to it. The Trustee may require the Employer to furnish it whatever evidence the Trustee deems necessary to enable the Trustee to confirm the amount the Employer has requested be returned is properly returnable under ERISA.

     3.02 DETERMINATION OF CONTRIBUTION. The Employer, from its records, determines the amount of any contributions to be made by it to the Trust under the terms of the Plan.

     3.03 TIME OF PAYMENT OF CONTRIBUTION. The Employer may pay its contribution for each Plan Year in one or more installments without interest. The Employer must make its contribution to the Trustee within the time prescribed by the Code or applicable federal regulations. Deferral contributions are Employer contributions for all purposes under this Plan, except to the extent the Code or Treasury regulations prohibit the use of these contributions to satisfy the qualification requirements of the Code.

     3.04 CONTRIBUTION ALLOCATION.

(A) Method of Allocation. To make allocations under the Plan, the Advisory Committee must establish a Deferral Contributions Account, a Regular Matching Contributions Account, a Qualified Matching Contributions Account, a Qualified Nonelective Contributions Account and an Employer Contributions Account for each Participant.

     Deferral Contributions. The Advisory Committee will allocate to each Participant's Deferral Contributions Account the deferral contributions the Employer makes to the Trust on behalf of the Participant. The Advisory Committee will make this allocation of deferral contributions as of the date they actually are paid to the Trust.

     Matching Contributions. The Advisory Committee will allocate matching contributions as of the date the corresponding deferral contributions actually are paid to the Trust. The Advisory Committee will allocate the matching contributions to the Regular Matching Contributions Account of the Participant on whose behalf the Employer makes that contribution.

     The Employer, at the time of contribution, must designate which portion, if any, of its discretionary matching contribution is allocable to the Qualified Matching Contributions Accounts of the Participants and which portion, if any, of its discretionary matching contributions is allocable to the Regular Matching Contributions Accounts of the Participants. The allocation of discretionary matching contributions to a Participant's Account is in the same proportion that each Participant's eligible contributions (as defined in Section 3.01) bears to the total eligible contributions of all Participants, taking into account only the eligible contributions subject to the matching contribution formula.

     Qualified nonelective contributions. If the Employer, at the time of contribution, designates a contribution to be a qualified nonelective contribution for the Plan Year, the Advisory Committee will allocate that qualified nonelective contribution to the Qualified Nonelective Contributions Account of each Participant eligible for an allocation of qualified nonelective contributions. The Advisory Committee will make the allocation to each eligible Participant's Account in the same ratio that the Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year. For purposes of allocating the qualified nonelective contributions, the term "Participant" means any Participant who satisfies the conditions of Section 3.06.

     Nonelective contributions. Subject to any restoration allocation required under Section 5.04, the Advisory Committee will allocate and credit each annual Employer nonelective contribution, if any (and Participant forfeitures, if any), to the Employer Contributions Account of each Participant who satisfies the conditions of Section 3.06. The Advisory Committee will make this allocation in the same ratio that each Participant's Compensation for the Plan Year for which the Employer makes the contribution bears to the total Compensation of all Participants for the Plan Year.

(B) Top Heavy Minimum Allocation.

     (1) Minimum Allocation. If the Plan is top heavy in any Plan Year:

          (a) Each Non-Key Employee (as defined in Section 1.29) who is a Participant and is employed by the Employer on the last day of the Plan Year will receive a top heavy minimum allocation for that Plan Year; and

          (b) The top heavy minimum allocation is equal to the lesser of 3% of the Non-Key Employee's Compensation (as defined in Section 1.29) for the Plan Year or the highest contribution rate for the Plan Year made on behalf of any Key Employee (as defined in Section 1.29). However, if a defined benefit plan maintained by the Employer which benefits a Key Employee depends on this Plan to satisfy the antidiscrimination rules of Code (S)401(a)(4) or the coverage rules of Code (S)410 (or another plan benefiting the Key Employee so depends on such defined benefit plan), the top heavy minimum allocation is 3% of the Non-Key Employee's Compensation regardless of the contribution rate for the Key Employees.

     (2) Special Definitions. For purposes of this Section 3.04(B), the term "Participant" includes any Employee otherwise eligible to participate in the Plan but who is not a Participant because of his failure to make elective deferrals under a Code (S)401(k) arrangement or because of his failure to make mandatory employee contributions.

     (3) Determining Contribution Rates. In determining under Section 3.04(B)(1)(b) the highest contribution rate for any Key Employee the Plan Administrator takes into account all Employer contributions (including deferral contributions and including matching contributions but not including Employer contributions to Social Security) and forfeitures allocated to the Participant's Account for the Plan Year divided by his Compensation for the entire Plan Year. For purposes of satisfying the Employer's top-heavy minimum allocation requirement, the Plan Administrator disregards the elective deferrals and matching contributions allocated to a Non-Key Employee's Account in determining the Non-Key Employee's contribution rate. However, the Plan Administrator operationally may include in the contribution rate of a Non-Key Employee any matching contributions not necessary to satisfy nondiscrimination requirements of Code (S)401(k) or Code (S)401(m). To determine a Participant's contribution rate, the Advisory Committee must treat all qualified top heavy defined contribution plans maintained by the Employer (or by any related Employers described in Section 1.27) as a single plan.

     (4) No Allocations. If, for a Plan Year, there are no allocations of Employer contributions or forfeitures for any Key Employee, the Plan does not require any top heavy minimum allocation for the Plan Year, unless a top heavy minimum allocation applies because of the maintenance by the Employer of more than one plan.

     (5) Method of Compliance. The Plan will satisfy the top heavy minimum allocation in accordance with this Section 3.04(B)(5). The Employer will contribute an additional amount for the Account of any Participant who is entitled under this Section 3.04(B) to a top heavy minimum allocation, if that Participant's contribution rate for the Plan Year, under this Plan and any other plan aggregated under Section 1.29, is less than the top heavy minimum allocation. The additional amount is the amount necessary to increase the Participant's contribution rate to the top heavy minimum allocation. The Advisory Committee will allocate the additional contribution to the Account of the Participant on whose behalf the Employer makes the contribution.

     3.05 FORFEITURE ALLOCATION. The amount of a Participant's Account Balance forfeited under the Plan is a Participant forfeiture. Subject to any restoration allocation required under Sections 5.04 or 9.14 and the special forfeiture allocation for certain excess aggregate contributions described in Section 14.05, the Advisory Committee will allocate the amount of a Participant forfeiture in accordance with Section 3.04, to reduce the Employer matching contribution contributions and nonelective contributions for the Plan Year in which the forfeiture occurs. The Advisory Committee will continue to hold the undistributed, non-vested portion of a terminated Participant's Accrued Benefit in his Account solely for his benefit until a forfeiture occurs at the time specified in Section 5.09, or, if applicable, until the time specified in
Section 9.14. Except as provided under Section 5.04, a Participant will not share in the allocation of a forfeiture of any portion of his Accrued Benefit.

     Forfeiture of certain matching contributions. A Participant will forfeit any matching contributions allocated with respect to excess deferrals, excess contributions or excess aggregate contributions, as determined under Article
XIV. The Advisory Committee will allocate these forfeited amounts in accordance with this Section 3.05.

     3.06 ACCRUAL OF BENEFIT. The Advisory Committee will determine the accrual of benefit (Employer contributions and Participant forfeitures) on the basis of the Plan Year.

(A) Compensation Taken Into Account. In allocating an Employer qualified nonelective contribution or nonelective contribution to a Participant's Account, the Advisory Committee, except for purposes of determining the top heavy minimum contribution under Section 3.04(B), will take into account only the Compensation determined for the portion of the Plan Year in which the Employee actually is a Participant.

(B) Hours of Service Requirement. Subject to the top heavy minimum allocation requirement of Section 3.04(B), the Advisory Committee will not allocate any portion of an Employer contribution for a Plan Year to any Participant's Account if the Participant does not complete a minimum of 1,000 Hours of Service during the Plan Year, unless the Participant terminates employment during the Plan Year because of death or disability or because of the attainment of Normal Requirement Age in the current Plan Year or in a prior Plan Year. The 1,000 Hours of Service requirement does not apply to an allocation of deferral contributions or matching contributions.

(C) Employment Requirement. A Participant who, during a particular Plan Year, completes the Hours of Service requirement under Section 3.06(B) will not share in the allocation of Employer contributions and Participant forfeitures, if any, for that Plan Year unless he is employed by the Employer on the Accounting Date of that Plan Year. This employment requirement does not apply if the Participant terminates employment during the Plan Year because of death or disability or because of attainment of Normal Retirement Age in the current Plan Year or in a prior Plan Year. This employment requirement will not apply to an allocation of matching contributions or deferral contributions..

(D) [Reserved.]

Part 2. Limitations on Allocations: Sections 3.07 through 3.12

     3.07 LIMITATIONS ON ALLOCATIONS TO PARTICIPANTS' ACCOUNTS. The amount of Annual Additions which the Advisory Committee may allocate under this Plan to a Participant's Account for a Limitation Year may not exceed the Maximum Permissible Amount. If the amount the Employer otherwise would contribute to the Participant's Account would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the Employer will reduce the amount of its contribution so the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount. If the Annual Additions the Advisory Committee otherwise would allocate under the Plan to a Participant's Account would for the Limitation Year exceed the Maximum Permissible Amount, the Advisory Committee will not allocate the Excess Amount, but will instead take any reasonable, uniform and nondiscriminatory action the Advisory Committee determines necessary to avoid allocation of an Excess Amount. Such actions include, but are not limited to, those described in this Section 3.07. If the Plan includes a 401(k) ,arrangement, the Advisory Committee may apply this Section 3.07 in a manner which maximizes the allocation to a Participant of Employer contributions (exclusive of the Participant's deferral contributions). Notwithstanding any contrary Plan provision, the Advisory Committee, for the Limitation Year, may:
(1) suspend or limit a Participant's additional Employee contributions or deferral contributions: (2) notify the Employer to reduce the Employer's future Plan contribution(s) as necessary to avoid allocation to a Participant of an Excess Amount; or (3) suspend or limit the allocation to a Participant of any Employer contribution previously made to the Plan (exclusive of deferral contributions) or of any Participant forfeiture. If an allocation of Employer contributions previously made (excluding a Participant's deferral contributions) or of Participant forfeitures would result in an Excess Amount to a Participant's Account, the Advisory Committee will allocate the Excess Amount to the remaining Participants who are eligible for an allocation of Employer contributions for the Plan Year in which the Limitation Year ends. The Advisory Committee will make this allocation in accordance with the Plan's allocation method as if the Participant whose Account otherwise would receive the Excess Amount, is not eligible for an allocation of Employer contributions. If the Advisory Committee allocates to a Participant an Excess Amount, the Advisory Committee must dispose of the Excess Amount in accordance with Section 3.10 (relating to certain "reasonable errors" and allocation of forfeitures) or, if
Section 3.l0 does not apply, the Advisory Committee will dispose of the Excess Amount under Section 9.15.

     3.08 ESTIMATING COMPENSATION. Prior to the determination of the Participant's actual Compensation for a Limitation Year, the Advisory Committee may determine the Maximum Permissible Amount on the basis of the Participant's estimated annual Compensation for such Limitation Year. The Advisory Committee must make this determination on a reasonable and uniform basis for all Participants similarly situated. The Advisory Committee must reduce any Employer contributions (including any allocation of forfeitures) based on estimated annual Compensation by any Excess Amounts carried over from prior Limitation Years.

     3.09 DETERMINATION BASED ON ACTUAL COMPENSATION. As soon as is administratively feasible after the end of the Limitation Year, the Advisory Committee will determine the Maximum Permissible Amount for such Limitation Year on the basis of the Participant's actual Compensation for the Limitation Year.

     3.10 DISPOSITION OF ALLOCATED EXCESS AMOUNT. If, because of a reasonable error in estimating a Participant's actual Limitation Year Compensation, because of the allocation of forfeitures, because of a reasonable error in determining a Participant's deferral contributions or because of any other facts and circumstances the Internal Revenue Service ("Revenue Service") considers to constitute reasonable error, a Participant receives an allocation of an Excess Amount for a Limitation Year, the Advisory Committee shall dispose of such Excess Amount as follows:

     (1) The Advisory Committee first will return to the Participant any nondeductible voluntary Employee contributions and then any Participant deferral contributions (adjusted for earnings) to the extent necessary to reduce or eliminate the Excess Amount.

     (2) If, after the application of paragraph (1), an Excess Amount still exists, and the Plan covers the Participant at the end of the Limitation Year, then the Advisory Committee will use the Excess Amount(s) to reduce future Employer contributions (including any allocation of forfeitures) under the Plan for the next Limitation Year and for each succeeding Limitation Year, as is necessary, for the Participant. A Participant who is a Highly Compensated Employee may elect to limit his/her Compensation for allocation purposes to the extent necessary to reduce his/her allocation for the Limitation Year to the Maximum Permissible Amount and to eliminate the Excess Amount.

     (3) If, after the application of paragraph (1), an Excess Amount still exists, and the Plan does not cover the Participant at the end of the Limitation Year, then the Advisory Committee will hold the Excess Amount unallocated in a suspense account. The Advisory Committee will apply the suspense account to reduce Employer Contributions (including allocation of forfeitures) for all remaining Participants in the next Limitation Year, and in each succeeding Limitation Year if necessary. Amounts held unallocated in a suspense account will not share in any allocation of Trust Fund net income, gain or loss.

     (4) The Advisory Committee under paragraphs (2) or (3) will not distribute any Excess Amount(s) to Participants or to former Participants.

     3.11 OTHER DEFINED CONTRIBUTION PLANS LIMITATION. If the Advisory Committee allocated an Excess Amount to a Participant's Account on an allocation date of this Plan which coincides with an allocation date of another defined contribution plan maintained by the Employer, the Advisory Committee will attribute the total Excess Amount allocated as of such date to such other plan.

     3.12 DEFINITIONS - ARTICLE III. For purposes of Part 2 Article III, the following terms mean:

     (a) "Annual Addition" - The sum of the following amounts allocated to a Participant's Account for a Limitation Year, of (i) all Employer contributions (including Participant deferral contributions); (ii) all forfeitures; (iii) all Employee contributions; (iv) Excess Amounts reapplied to reduce Employer contributions under Section 3.10; (v) amounts allocated after March 31, 1984, to an individual medical account (as defined in Code (S)415(1)(2)) included as part of a defined benefit plan maintained by the Employer; (vi) contributions paid or accrued after December 31, 1985, for taxable years ending after December 31, 1985, attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Codes (S)419A(d)(3) under a welfare benefit fund (as defined in Code (S)419(e)) maintained by the Employer; (vii) amounts allocated under a Simplified Employee Pension Plan; and (viii) corrected excess contributions described in Code (S)401(k) and corrected excess aggregate contributions described in Code (S)401(m). Excess deferrals described in Code (S)402(g) that the Advisory Committee corrects by distribution by April 15 of the following calendar year are not Annual Additions.

     (b) "Compensation" - Compensation as determined under the general definition in Section 1.10(A).

     (c) "Maximum Permissible Amount" - The lesser of (i) $30,000 (or, if greater, the $30,000 amount as adjusted under Code (S)415(d)), or (ii) 25% of the Participant's Compensation for the Limitation Year. If there is a short Limitation Year because of a change in Limitation Year, the Advisory Committee will multiply the $30,000 limitation (or larger limitation) by the following fraction:

                  Number of months in the short Limitation Year
                                       12

     The 25% limitation does not apply to any contribution for medical benefits within the meaning of Code (S)401(h) or Code (S)419A(f)(2) which otherwise is an Annual Addition.

     (d) "Employer" - The Employer that adopts this Plan and any related employers described in Section 1.27. Solely for purposes of applying the limitations of Part 2 of this Article III, the Advisory Committee will determine related employers described in Section 1.27 by modifying Code
     (S)(S)414(b) and (c) in accordance with Code (S)415(h).

     (e) "Excess Amount" - The excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

     (f) "Limitation Year" - The Plan Year. If the Employer amends the Limitation Year to a different 12 consecutive month period, the new Limitation Year must begin on a date within the Limitation Year for which the Employer makes the amendment, creating a short Limitation Year.

     (g) "Defined contribution plan" - A retirement plan which provides for an individual account for each participant and for benefits based solely on the amount contributed to the participant's account, and any income, expenses, gains and losses, and any forfeitures of accounts of other participants which the plan may allocate to such participant's account. The Advisory Committee must treat all defined contribution plans (whether or not terminated) maintained by the Employer as a single plan. For purposes of the limitations of Part 2 of this Article III , the Advisory Committee will treat employee contributions made to a defined benefit plan maintained by the Employer as a separate defined contribution plan. The Advisory Committee also will treat as a defined contribution plan an individual medical account (as defined in Code (S)415(1)(2)) included as part of a defined benefit plan maintained by the Employer and, for taxable years ending after December 31, 1985, a welfare benefit fund under Code (S) 419(e) maintained by the Employer to the extent there are post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code (S)419A(d)(3)).

     (h) "Defined benefit plan" - A retirement plan which does not provide for individual accounts for Employer contributions. The Advisory Committee must treat all defined benefit plans (whether or not terminated) maintained by the Employer as a single plan.

                                   ARTICLE IV
                            PARTICIPANT CONTRIBUTIONS

     4.01 PARTICIPANT VOLUNTARY CONTRIBUTIONS. The Plan does not permit nor require Participant voluntary contributions.

     4.02 [Reserved]

     4.03 ROLLOVER CONTRIBUTIONS. A "rollover contribution" is an amount of cash or property which the Code permits an eligible Employee or Participant to transfer directly or indirectly to this Plan from another qualified plan. The Employer operationally and on a nondiscriminatory basis, may elect to permit or not to permit rollover contributions to this Plan or may elect to limit an eligible Employee's right or a Participant's right to make a rollover contribution. If the Employer permits rollover contributions, any Participant (or as applicable, any eligible Employee) with the Employer's written consent and after filing with the Trustee the form prescribed by the Advisory Committee, may make a rollover contribution to the Trust. Before accepting a rollover contribution, the Trustee may require a Participant (or eligible Employee) to furnish satisfactory evidence that the proposed transfer is in fact a "rollover contribution" which the Code permits an employee to make to a qualified plan. A rollover contribution is not an Annual Addition under Part 2 of Article III.

     If an eligible Employee makes a rollover contribution to the Trust prior to satisfying the Plan's eligibility conditions, the Plan Administrator and Trustee must treat the Employee as a limited Participant (as described in Revenue Ruling 96-48 or in any successor ruling). A limited Participant does not share in the Plan's allocation of Employer contributions nor Participant forfeitures and may not make deferral contributions until he/she actually becomes a Participant in the Plan. If a limited Participant has a Separation from Service prior to becoming a Participant in the Plan. the Trustee will distribute his/her rollover contributions Account to him/her in accordance with Article VI as if it were an Employer contributions Account.

     4.04 ROLLOVER CONTRIBUTION - FORFEITABILITY. A Participant's Account Balance is, at all times, 100% Vested to the extent the value of his Account Balance is derived from his rollover contributions to the Trust for his own benefit.

     4.05 ROLLOVER CONTRIBUTION WITHDRAWAL/DISTRIBUTION. A Participant, by giving prior written notice to the Trustee, may withdraw all or any part of the value of his Account Balance derived from his Participant rollover contributions. A Participant may not exercise his right to withdraw the value of his Account Balance derived from his rollover contributions more than once during any Plan Year. The Trustee, following a Participant's Separation from Service, will distribute to the Participant his/her Rollover Contributions Account in accordance with Article VI in the same manner as the Trustee distributes the Participant's Employer Contributions Account.

     4.06 ROLLOVER CONTRIBUTION - ACCRUED BENEFIT. The Advisory Committee must maintain a separate Rollover Contributions Account(s) in the name of each Participant to reflect the Participant's rollover contributions, as adjusted for earnings, gains and losses. A Participant's Account Balance derived from his rollover contributions as of any applicable date is the balance of his separate Rollover Contributions Account(s). The assets in a Participant's (or eligible Employee's) Rollover Contributions Account shall be subject to the Participant's (or eligible Employee's) direction of investment in accordance with Section 8.10.

                                    ARTICLE V
                  TERMINATION OF SERVICE - PARTICIPANT VESTING

     5.01 NORMAL RETIREMENT AGE. A Participant's Normal Retirement Age is 65 years of age. A Participant who remains in the employ of the Employer after attaining Normal Retirement Age will continue to participate in Employer contributions. A Participant's Account Balance derived from Employer contributions is 100% Vested upon and after his attaining Normal Retirement Age (if employed by the Employer on or after that date).

     5.02 PARTICIPANT DISABILITY OR DEATH. If a Participant's employment with the Employer terminates as a result of death or disability, the Participant's Account Balance derived from Employer contributions will be 100% Vested.

     5.03 VESTING SCHEDULE. A Participant has a 100% Vested interest at all times in his Deferral Contributions Account, Qualified Matching Contributions Account, and Qualified Nonelective Contributions Account . Except as provided in Sections 5.01 and 5.02, for each Year of Service, a Participant's Vested percentage of his Regular Matching Contributions Account and Employer Contributions Account equals the percentage in the following vesting schedule:

                       Percent of
Years of Service         Vested
with the Employer   Account Balance
-----------------   ---------------
   Less than 1            None
        1                   20%
        2                   40%
        3                   60%
        4                   80%
    5 or more              100%

     5.04 CASH-OUT DISTRIBUTIONS TO PARTIALLY-VESTED PARTICIPANTS/RESTORATION OF FORFEITED ACCRUED BENEFIT. If pursuant to Article VI, a partially-vested Participant receives a cash-out distribution before he incurs a Forfeiture Break in Service (as defined in Section 5.08), the cash-out distribution will result in an immediate forfeiture of the nonvested portion of the Participant's Account Balance derived from Employer contributions. See Section 5.09. A partially-vested Participant is a Participant whose Vested Percentage determined under Section 5.03 is less than 100%. A cash-out distribution is a distribution of the entire present value of the Participant's Vested Account Balance.

(A) Restoration and Conditions upon Restoration. A partially-vested Participant who is re-employed by the Employer after receiving a cash-out distribution of the Vested percentage of his Account Balance may repay the Trustee the amount of the cash-out distribution attributable to Employer contributions, unless the Participant no longer has a right to restoration under the requirements of this
Section 5.04. If a partially-vested Participant makes the cash-out distribution repayment, the Advisory Committee, subject to the conditions of this paragraph
(A), must restore his Account Balance attributable to Employer contributions to the same dollar amount as the dollar amount of his Account Balance on the Accounting Date, or other valuation date, immediately preceding the cash-out distribution date, unadjusted for any gains or losses occurring subsequent to that Accounting Date, or other valuation date. Restoration of the Participant's Account Balance shall include restoration of all Code (S)411(d)(6) protected benefits with respect to that restored Account Balance, in accordance with applicable Treasury regulations. The Advisory Committee shall not restore a re-employed Participant's Account Balance under this paragraph if:

     (1) 5 years have elapsed since the Participant's first re-employment date following the cash-out distribution; or

     (2) The Participant incurred a Forfeiture Break in Service (as defined in
     Section 5.08). This condition also applies if the Participant makes repayment within the Plan Year in which he incurs the Forfeiture Break in Service and that Forfeiture Break in Service would result in a complete forfeiture of the amount the Advisory Committee otherwise would restore.

(B) Time and Method of Restoration. If neither of the two conditions preventing restoration of the Participant's Account Balance applies, the Advisory Committee will restore the Participant's Account Balance as of the Plan Year Accounting Date coincident with or immediately following the repayment. To restore the Participant's Account Balance, the Advisory Committee, to the extent necessary, will allocate to the Participant's Account:

     (1) First, the amount, if any, of Participant forfeitures the Advisory Committee would otherwise allocate under Section 3.05;

     (2) Second, the amount, if any, of the Trust Fund net income or gain for the Plan Year; and

     (3) Third, the Employer contribution for the Plan Year to the extent made under a discretionary formula.

     To the extent the amounts described in clauses (1), (2) and (3) are insufficient to enable the Advisory Committee to make the required restoration, the Employer must contribute, without regard to any requirement or condition of
Section 3.01, the additional amount as is necessary to enable the Advisory Committee to make the required restoration. If, for a particular Plan Year, the Advisory Committee must restore the Account Balance of more than one re-employed Participant, then the Advisory Committee will make the restoration allocation(s) to each such Participant's Account in the same proportion that a Participant's restored amount for the Plan Year bears to the restored amount for the Plan Year of all re-employed Participants. The Advisory Committee will not take into account the allocation under this Section 5.04 in applying the limitation on allocations under Part 2 of Article III.

(C) 0% Vested Participant. The deemed cash-out rule applies to a 0% vested Participant. A 0% vested Participant is a Participant whose Account Balance derived from Employer contributions is entirely forfeitable at the time of his Separation from Service. Under the deemed cash-out rule, the Advisory Committee will treat the 0% vested Participant as having received a cash-out distribution on the date of the Participant's Separation from Service or, if the Participant's Account is entitled to an allocation of Employer contributions for the Plan Year in which he separates from Service, on the last day of that Plan Year. For purposes of applying the restoration provisions of this Section 5.04, the Advisory Committee will treat the 0% vested Participant as repaying his cash-out "distribution" on the first date of his re-employment with the Employer.

     5.05 ACCOUNTING FOR REPAID AMOUNT. Until the Advisory Committee restores the Participant's Account Balance, as described in Section 5.04, the Trustee will invest the cash-out amount the Participant has repaid in the same manner that salary deferral contributions for such Participant would be invested. Unless the repayment qualifies as a rollover contribution, the Advisory Committee will direct the Trustee to repay to the Participant as soon as is administratively practicable the full amount of the Participant's repayment (with earnings or losses as determined under a weighting method similar to that described under Section 9.11) if the Advisory Committee determines either of the conditions of Section 5.04(A) prevents restoration as of the applicable Accounting Date, notwithstanding the Participant's repayments.

     5.06 YEAR OF SERVICE - VESTING. For purposes of vesting under Section 5.03, Year of Service means the following:

     (a) Vesting Service from May 1, 1986 to April 30, 1988: any Plan Year (based on the prior plan year, which was the 12 consecutive month period ending every April 30) during which the Employee completes not less than 1,000 Hours of Service with the Employer, including Plan Years prior to the Effective Date of the Plan.

     (b) Vesting Service from May 1, 1988 to December 31, 1989: There shall be special vesting computation periods of May 1, 1988 to April 30, 1989 and January 1, 1989 to December 31, 1989. A Participant who is credited with at least 1,000 hours of service in any such computation period shall be credited with a year of Vesting Service for such period. Any employee who is credited with at least 1,000 hours of service in both computation periods shall be credited with two years of Vesting Service for such periods.

     (c) Vesting Service from and after January 1, 1990: any Plan Year (based on the Plan Year, which is the 12 consecutive month period ending every December 31) during which the Employee completes not less than 1,000 Hours of Service with the Employer.

     5.07 BREAK IN SERVICE - VESTING. For purposes of this Article V, a Participant shall incur a "Break in Service" if, during any Plan Year, he does not complete more than 500 Hours of Service with the Employer.

     5.08 INCLUDED YEARS OF SERVICE - VESTING. For purposes of determining "Years of Service" under Section 5.06, the Plan takes into account all Years of Service an Employee completes with the Employer, except any Year of Service before the Plan Year in which the Participant attained the age of 18. For the sole purpose of determining a Participant's Vested percentage of his Account Balance derived from Employer contributions which accrued for his benefit prior to a Forfeiture Break in Service, the Plan disregards any Year of Service after the Participant first incurs a Forfeiture Break in Service. The Participant incurs a Forfeiture Break in Service when he incurs 5 consecutive Breaks in Service.

     5.09 FORFEITURE OCCURS. A Participant's forfeiture, if any, of his Account Balance derived from Employer contributions occurs under the Plan on the earlier of:

     (a) The last day of the Plan Year in which the Participant first incurs a Forfeiture Break in Service; or,

     (b) The date the Participant receives a cash-out distribution.

     The Advisory Committee determines the percentage of a Participant's Account Balance forfeiture, if any, under this Section 5.09 solely by reference to the vesting schedule of Section 5.03. A Participant will not forfeit any portion of his Account Balance for any other reason or cause except as expressly provided by this Section 5.09 or as provided under Section 9.14.

                                   ARTICLE VI
                                  DISTRIBUTIONS

     6.01 TIMING OF DISTRIBUTION. The Advisory Committee will direct the Trustee to commence distribution of a Participant's Vested Account Balance in accordance with this Section 6.01 upon the Participant's Separation from Service for any reason, or if the Participant exercises an in-Service distribution right under the Plan. For purposes of this Article VI, with respect to distributions from a Participant's Deferral Contributions Account or Qualified Nonelective Contributions Account on account of a Separation from Service, "Separation from Service" means as the Advisory Committee determines under applicable Internal Revenue Service guidance.

(A) Distribution upon Separation from Service (Other Than Death).

     For a Participant who incurs a Separation from Service for a reason other than death, the Advisory Committee will direct the Trustee to commence distribution of the Participant's Account Balance, as follows:

     (1) Participant's Vested Account Balance Not Exceeding $5,000. Upon the Participant's Separation from Service for any reason other than death, the Advisory Committee (without any requirement of Participant consent) will direct the Trustee to distribute the Participant's Vested Account Balance (determined in accordance with Section 6.01(A)(6)) not exceeding $5,000 in a lump sum as soon as administratively practicable in the first two calendar months following the Participant's Separation from Service with the Employer, but in no event later than the 60th day following the close of the Plan Year in which the later of the following events occur: (a) the Participant attains Normal Retirement Age; or (b) the Participant Separates from Service.

     (2) Participant's Vested Account Balance Exceeds $5,000. Upon Separation from Service for any reason other than death, a Participant whose Vested Account Balance (determined in accordance with Section 6.01(A)(6)) exceeds $5,000 may elect to commence distribution of his Vested Account Balance no earlier than as soon as is administratively practicable in the first two calendar months following the Participant's Separation from Service. The Advisory Committee, subject to the Participant's election to postpone distribution under this
Section 6.01(A)(2) and the consent requirements of Section 6.01(A)(5), will direct the Trustee to commence distribution of the Participant's Vested Account Balance as elected by the Participant. Any election under this Section 6.01(A)(2) is subject to the requirements of Section 6.02.

     A Participant eligible to make an election under this Section 6.01(A)(2) may elect to postpone distribution to any specified date, but not beyond the later of the date the Participant attains age 62 or Normal Retirement Age. The Plan Administrator will reapply the notice and consent requirements of Section 6.01(A)(4) and Section 6.01(A)(5) to any distribution postponed under this
Section 6.01(A)(2).

     In the absence of a Participant's consent and distribution election (as described in Section 6.01(A)(5)) or in the absence of the Participant's election to postpone distribution prior to his annuity starting date, the Advisory Committee will treat the Participant as having elected to postpone his distribution until the 60th day following the close of the Plan Year in which the latest of the following events occurs: (a) the Participant attains Normal Retirement Age; (b) the Participant attains age 62; or (c) the Participant's Separation from Service. At the applicable date, the Advisory Committee then will direct the Trustee to distribute the Participant's Vested Account balance in a lump sum.

     (3) [Reserved.]

     (4) Distribution notice/annuity starting date. At least 30 days and not more than 90 days prior to the Participant's annuity starting date, the Advisory Committee must provide a written notice (or a summary notice as permitted under Treasury regulations) to a Participant who is eligible to make an election under
Section 6.01(A)(2) ("distribution notice"). The distribution notice must explain the optional forms of benefit in the Plan, including the material features and relative values of those options, and the Participant's right to postpone distribution until the applicable date described in Section 6.01(A)(2). For all purposes of this Article VI, the term "annuity starting date" means the first day of the first period for which the Plan pays an amount as an annuity or in any other form but in no event is the "annuity starting date" earlier than a Participant's Separation from Service.

     (5) Consent requirements/Participant distribution election. A Participant must consent, in writing, following receipt of the distribution notice, to any distribution under this Section 6.01, if at the time of the distribution to the Participant, the Participant's Vested Account Balance exceeds $5,000 and the Participant has not attained the later of Normal Retirement Age or age 62. Accounts which are distributable prior to the foregoing applicable age are "immediately distributable." The Participant may reconsider his distribution election at any time prior to the annuity starting date and elect to commence distribution as of any other date permitted under the Plan. A Participant may elect to receive distribution at any administratively practicable time which is earlier than 30 days following the Participant's receipt of the distribution notice, by waiving in writing the balance of the 30 days. The consent requirements of this Section 6.01(A)(5) do not apply with respect to defaulted loans described in Section 10.03(B).

     (6) Determination of Vested Account Balance. For purposes of the consent requirements under this Article VI, the Plan Administrator determines a Participant's Vested Account Balance as of the most recent valuation date immediately prior to the distribution date, and takes into account the Participant's entire Account, including deferral contributions. The Advisory Committee in determining the Participant's Vested Account Balance at the relevant time, will disregard a Participant's Vested Account Balance existing on any prior date, except as the Code otherwise may require.

     (7) Consent to cash-out/forfeiture. If a Participant is partially-Vested in his Account Balance, a Participant's election under Section 6.01(A)(2) to receive distribution prior to the Participant's incurring a Forfeiture Break in Service. must be in the form of a cash-out distribution as defined in Section 5.04.

(B) Distribution upon Death. In the event of the Participant's Separation from Service on account of death, the Advisory Committee will direct the Trustee, in accordance with this Section 6.01(B) and subject to Section 6.02(D), to distribute to the Participant's Beneficiary the Participant's Vested Account Balance remaining in the Trust at the time of the Participant's death.

     The Advisory Committee, subject to the requirements Section 6.02(D) or to a Beneficiary's written election (if authorized by the next paragraph of this Section 6.01(B)), must direct the Trustee to distribute or commence distribution of the deceased Participant's Vested Account Balance as soon as administratively practicable following the Participant's death or, if later, on the date on which the Advisory Committee receives notification of or otherwise confirms the Participant's death. If the Participant's Vested Account Balance determined in accordance with Section 6.01(A)(6) does not exceed $5,000, the Trustee will distribute the balance in a lump sum. If the Participant's Vested Account Balance exceeds $5,000, the Trustee will distribute the balance subject to
Section 6.02(D).

     If the Participant's death benefit is payable in full to the Participant's surviving spouse, the surviving spouse may elect distribution at any time or in any form (other than the joint and survivor annuity) this Article VI would permit for a Participant to elect upon a Separation from Service.

(C) In Service-Distributions.

     (1) Deferral Contributions Account and Qualified Nonelective Contributions Account. The Participant, until he retires, has a continuing election to receive a distribution from his Deferral Contributions Account and Qualified Nonelective Contributions Account if: he has attained age 59 1/2; or, in the case of his Deferral Contributions Account, he satisfies the conditions for a hardship, as described in paragraph (4). A hardship distribution option may not apply to the Participants Qualified Nonelective Contributions Accounts, except as provided in paragraph (5). If the Employer sells substantially all of the assets (within the meaning of Code (S)409(d)(2)) used in a trade or business or sells a subsidiary (within the meaning of Code (S)409(d)(3)), a Participant who continues employment with the acquiring corporation is eligible for distribution from these Accounts as if he has a Separation from Service. A distribution authorized solely by reason of the prior sentence must constitute a lump sum distribution, determined in a manner consistent with Code (S)401(k)(10) and the applicable Treasury regulations.

     (2) Qualified Matching Contributions Account. The Participant, until he retires, has a continuing election to receive all or any portion of his Qualified Matching Contributions Account if he has attained age 59 1/2.

     (3) Procedure. A Participant must make any permitted in-service distribution election under this Section 6.01(C) on a form prescribed by the Advisory Committee at any time during the Plan Year for which his election is to be effective. In his written election, the Participant must specify the percentage or dollar amount of the distribution and the Participant's Plan Account (Employer contributions or Participant contributions and type) to which the election applies. The Trustee, as directed by the Advisory Committee, and subject to Sections 6.01(A)(4) and 6.01(A)(5), will distribute the amount(s) a Participant elects in a single sum, as soonas administratively practicable after the Participant files his in-service distribution election with the Advisory Committee. The Trustee will distribute the Participant's remaining Account Balance in accordance with the other distribution provisions of this Plan.

     (4) Definition of hardship. For purposes of this Section 6.03(B), a hardship distribution, must be on account of one or more of the following immediate and heavy financial needs: (1) medical expenses described in Code (S) 213(d) incurred by the Participant, by the Participant's spouse, or by any of the Participant's dependents (as defined in Code Section 152), or necessary for these persons to obtain such medical care; (2) costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Participant; (3) the payment of post-secondary education tuition and related educational fees, for the next 12 months, for the Participant, for the Participant's spouse, or for any of the Participant's dependents (as defined in Code Section 152); (4) to prevent the eviction of the Participant from his principal residence or the foreclosure on the mortgage of the Participant's principal residence or (5) to prevent the foreclosure on the mortgage on the Participant's land on which the Participant's principal residence (including a mobile home) is located. The amount of a Participant's immediate and heavy financial need may include amounts necessary to pay any Federal, State, or local income taxes or penalties reasonably anticipated to result from the hardship distribution.

     (5) Distributable amount for hardship distributions. For Plan Years beginning after December 31, 1988, a hardship distribution may not include earnings on an Employee's elective deferrals credited after December 31, 1988. Qualified matching contributions and qualified nonelective contributions, and earnings on such contributions, are not subject to hardship withdrawal unless credited by December 31, 1988.

     (6) Employee representation. No hardship distribution may be made to a Participant unless the Participant represents, and the Advisory Committee determines under the facts and circumstances it is reasonable to rely on that representation, that he is not able to relieve his immediate and heavy financial need:

     (a) Through reimbursement or compensation by insurance or otherwise;

     (b) By reasonable liquidation of the Participant's assets, to the extent such liquidation would not itself cause an immediate and heavy financial need (including those assets of the Participant's spouse or of the Participant's minor children, if those assets are reasonably available to the Participant.);

     (c) By cessation of elective deferrals or employee contributions under the Plan; or

     (d) By other distributions or nontaxable (at the time of the loan) loans from this Plan or any other qualified plan maintained by the Employer or by any other employer; or

     (e) By borrowing from commercial sources on reasonable commercial terms.

     (7) Designation of directed investment fund. As part of any hardship withdrawal request, a Participant may designate the directed investment fund or funds that his withdrawal will be charged against. If the amount invested in such designated fund or funds is not sufficient, the withdrawal will be charged against each other fund on a prorata basis. If no designation is made, the withdrawal will be charged against each fund on a prorata basis.

     (8) Transferred assets. The Trustee, prior to a Participant's Normal Retirement Age or Disability may not make any in-service distribution to the Participant with respect to his Account Balance attributable to assets (including post-transfer earnings on those assets) and liabilities transferred, within the meaning of Code (S)414(1) to this Plan from a money purchase pension plan or from a target benefit plan qualified under Code (S)401(a) (other than any portion of those assets and liabilities attributable to Employee contributions).

     6.02 REQUIRED MINIMUM DISTRIBUTIONS.

(A) Priority of Required Minimum Distributions. If any distribution under this
Article VI (by Plan provision or by Participant election or nonelection), would commence later than the Participant's Required Beginning Date ("RBD"), the Advisory Committee instead must direct the Trustee to make distribution to the Participant on the Participant's RBD.

     (1) RBD -- more than 5% owner. A Participant's RBD is the April 1 following the close of the calendar year in which the Participant attains age 70 1/2 if the Participant is a more than 5% owner (as defined in Code (S)416) with respect to the Plan Year ending in that calendar year. If a Participant is a more than 5% owner at the close of the relevant calendar year, the Participant may not discontinue required minimum distributions notwithstanding the Participant's subsequent change in ownership status.

     (2) RBD -- non 5% owners. If a Participant is not a more than 5% owner, his RBD is the April 1 following the close of the calendar year in which the Participant incurs a Separation from Service or, if later, the April 1 following the close of the calendar year in which the Participant attains age 70 1/2.

     (3) Form of distribution. The Trustee will make a required minimum distribution at the Participant's RBD in a lump sum unless the Participant, pursuant to the provisions of this Article VI, makes a valid election to receive an alternative form of payment.

(B) [Reserved.]

(C) Minimum Distribution Requirements for Participants. The Advisory Committee may not direct the Trustee to distribute the Participant's Vested Account Balance, nor may the Participant elect to have the Trustee distribute his Vested Account Balance, under a method of payment which, as of the RBD, does not satisfy the minimum distribution requirements under Code (S)401(a)(9) and the applicable Treasury regulations.

     (1) Calculation of Amount. The required minimum distribution for a calendar year ("distribution calendar year") equals the Participant's Vested Account Balance as of the latest valuation date preceding the beginning of the distribution calendar year divided by the Participant's life expectancy or, if applicable, the joint and last survivor expectancy of the Participant and his designated Beneficiary (as determined under Article VIII, subject to the requirements of Code (S)401(a)(9)). The Advisory Committee will increase the Participant's Vested Account Balance, as determined on the relevant valuation date, for contributions or forfeitures allocated after the valuation date and by December 31 of the valuation calendar year, and will decrease the valuation by distributions made after the valuation date and by December 31 of the valuation calendar year. For purposes of this valuation, the Advisory Committee will treat any portion of the minimum distribution for the first distribution calendar year made after the close of that year as a distribution occurring in that first distribution calendar year.

     (2) Recalculation. In computing a required minimum distribution the Advisory Committee must use the unisex life expectancy multiples under Treas. Reg. (S)1.72-9. The Advisory Committee, only upon the Participant's election, will compute the minimum distribution for a distribution calendar year subsequent to the first distribution calendar year by redetermining ("recalculation" of) the Participant's life expectancy or the Participant's and spouse designated Beneficiary's life expectancies as elected. However, the Advisory Committee may not redetermine the joint life and last survivor expectancy of the Participant and a nonspouse designated Beneficiary in a manner which takes into account any adjustment to a life expectancy other than the Participant's life expectancy. A Participant must elect recalculation under this
Section 6.02(A) in writing and on a form the Advisory Committee prescribes, not later than the Participant's RBD.

     (3) Minimum Distribution Incidental Benefit. If the Participant's spouse is not his designated Beneficiary, a method of payment to the Participant (whether by Participant election or by Advisory Committee direction) must satisfy the minimum distribution incidental benefit ("MDIB") requirement under Code (S) 401(a)(9) for distributions made on or after the Participant's RBD and before the Participant's death. To satisfy the MDIB requirement, the Advisory Committee will compute the Participant's required minimum distribution by substituting the applicable MDIB divisor for the applicable life expectancy factor, if the MDIB divisor is a lesser number. Following the Participant's death, the Advisory Committee will compute the minimum distribution required by Section 6.02(D) solely on the basis of the applicable life expectancy factor and will disregard the MDIB factor.

     (4) Payment due date. The required minimum distribution for the first distribution calendar year is due by the Participant's RBD. The minimum distribution for each subsequent distribution calendar year, including the calendar year in which the Participant's RBD occurs, is due by December 31 of that year.

     (5) Nontransferable annuity. If the Participant receives distribution in the form of a Nontransferable Annuity Contract, the distribution satisfies this
Section 6.02(A) if the contract complies with the requirements of Code
(S)401(a)(9) and the applicable Treasury regulations.

(D) Minimum Distribution Requirements for Beneficiaries. The method of distribution to the Participant's Beneficiary must satisfy Code (S)401(a)(9).

     (1) Death after RBD. If the Participant's death occurs after his, RBD, the Trustee must distribute the Participant's remaining benefit to the Beneficiary at least as rapidly as under the method in effect for the Participant, determined without regard to the MDIB requirements of Section 6.02(C)(3).

     (2) Death prior to RBD. If the Participant's death occurs prior to his RBD, the method of payment to the Beneficiary must provide for completion of payment to the Beneficiary over a period not exceeding: (a) 5 years after the date of the Participant's death; or (b) if the Beneficiary is a designated Beneficiary, the designated Beneficiary's life expectancy. A designated Beneficiary is a Beneficiary designated by the Participant or determined under Section 8.02. The Advisory Committee may not direct payment of the Participant's Vested Account Balance over a period described in clause (b) unless the Trustee will commence payment to the designated Beneficiary no later than the December 31 following the close of the calendar year in which the Participant's death occurred or, if later, and the designated Beneficiary is the Participant's surviving spouse, December 31 of the calendar year in which the Participant would have attained age 70 1/2. If the Trustee will make distribution in accordance with clause (b), the minimum distribution for a calendar year equals the Participant's Vested Account Balance as of the latest valuation date preceding the beginning of the distribution calendar year divided by the designated Beneficiary's life expectancy. The Advisory Committee must use the unisex life expectancy multiples under Treas. Reg. (S)1.72-9 for purposes of applying this Section 6.02(D).

     (3) Recalculation. The Advisory Committee, only upon the Participant's election (under Section 6.02(C)(2)) or the Participant's surviving spouse designated Beneficiary election, will recalculate the life expectancy of the Participant's surviving spouse not more frequently than annually. However, the Advisory Committee may not recalculate the life expectancy of a nonspouse designated Beneficiary after the Trustee commences payment to the designated Beneficiary. The Advisory Committee will apply this Section 6.02(D) by treating any amount paid to the Participant's child, which becomes payable to the Participant's surviving spouse upon the child's attaining the age of majority, as paid to the Participant's surviving spouse. A surviving spouse designated Beneficiary must elect recalculation under this Section 6.02(D)(3) in writing and on a form the Advisory Committee prescribes no later than the last day of the spouse's first distribution year.

     (4) Beneficiary election. If the Participant under Section 6.01(B) had not elected the payment method or payment term, the Participant's Beneficiary must elect the method of distribution no later than the date specified above upon which the Trustee must commence distribution to the Beneficiary. If the Beneficiary fails to elect timely a distribution method, the Plan Administrator must commence distribution within the time required for a Participant who dies without a designated Beneficiary.

     (E) Model Amendment. This Plan incorporates the IRS model amendment set forth in IRS Announcement 2001-82 (July 18, 2001), set forth below:

     "With respect to distributions under the Plan made on or after January 1, 2002, for calendar years beginning on or after January 1, 2001, the Plan will apply the minimum distribution requirements of section 401(a)(9) of the Internal Revenue Code in accordance with the regulations under section 401(a)(9) that were proposed on January 17, 2001, (the "2001 Proposed Regulations"), notwithstanding any provision of the Plan to the contrary. If the total amount of required minimum distributions made to a Participant for 2001 prior to January 1, 2002, are equal to or greater than the amount of required minimum distributions determined under the 2001 Proposed Regulations, then no additional distributions are required for such Participant for 2001 on or after such date. If the total amount of required minimum distributions made to a Participant for 2001 prior to January 1, 2002, are less than the amount determined under the 2001 Proposed Regulations, then the amount of required minimum distributions for 2001 on or after such date will be determined so that the total amount of required minimum distributions for 2001 is the amount determined under the 2001 Proposed Regulations. This amendment shall continue in effect until the last calendar year beginning before the effective date of final regulations under section 401(a)(9) or such other date as may be published by the Internal Revenue Service."

     6.03 METHOD OF DISTRIBUTION. A Participant or Beneficiary may elect distribution only by payment in a lump sum.

     Pending final accounting for a valuation date, the Plan Administrator may make a partial distribution to a Participant who has incurred a Separation from Service or to a Beneficiary.

(D) [Reserved]

     6.04 ANNUITY DISTRIBUTIONS TO PARTICIPANTS AND SURVIVING SPOUSES. The joint and survivor annuity requirements do not apply to this Plan. The Plan does not provide any annuity distributions Participants nor to surviving spouses. A transfer agreement described in Section 13.05 may not permit a plan which is subject to the provisions of Code (S)417 to transfer assets to this Plan, unless the transfer is an elective transfer, as described in Section 13.05.

     6.05 [Reserved].

     6.06 [Reserved].

     6.07 DISTRIBUTIONS UNDER DOMESTIC RELATIONS ORDERS. Notwithstanding any other provision of this Plan, the Trustee, in accordance with the direction of the Advisory Committee, must comply, with the provisions of a qualified domestic relations order (as defined in Code (S)414(p)). Notwithstanding any other provision of this Plan, the Trustee, in accordance with the direction of the Plan Administrator, must comply with the provisions of a qualified domestic relations order as defined in Code (S)414(p) ("QDRO"), which is issued with respect to the Plan. This Plan specifically permits distribution to an alternate payee under a QDRO at any time, irrespective of whether the Participant has attained his earliest retirement age (as defined under Code (S)414(p)) under the Plan. A distribution to an alternate payee prior to the Participant's attainment of earliest retirement age is available only if: (1) the QDRO specifies distribution at that time or permits an agreement between the Plan and the alternate payee to authorize an earlier distribution; and (2) if the present value of the alternate payee's benefits under the Plan exceeds $5,000, and the order requires, the alternate payee consents to any distribution occurring prior to the Participant's attainment of earliest retirement age. Nothing in this
Section 6.07 gives a Participant a right to receive distribution at a time the Plan otherwise does not permit nor does Section 6.07 authorize the alternate payee to receive a form of payment not permitted under the Plan.

     The Plan Administrator must establish reasonable procedures to determine the qualified status of a domestic relations order. Upon receiving a domestic relations order, the Plan Administrator promptly will notify the Participant and any alternate payee named in the order, in writing, of the receipt of the order and the Plan's procedures for determining the qualified status of the order. Within a reasonable period of time after receiving the domestic relations order, the Plan Administrator must determine the qualified status of the order and must notify the Participant and each alternate payee, in writing, of its determination. The Plan Administrator must provide notice under this paragraph by mailing to the individual's address specified in the domestic relations order, or in a manner consistent with Department of Labor regulations.

     If any portion of the Participant's Vested Account Balance is payable during the period the Plan Administrator is making its determination of the qualified status of the domestic relations order, the Advisory Committee must provide for a separate accounting of the amounts payable. If the Plan Administrator determines the order is QDRO within 18 months of the date amounts first are payable following receipt of the order, the Advisory Committee will direct the Trustee to distribute the payable amounts in accordance with the order. If the Plan Administrator does not make its determination of the qualified status of the order within the 18 month determination period, the Advisory Committee will direct the Trustee to distribute the payable amounts in the manner the Plan would distribute if the order did not exist and will apply the order prospectively if the Plan Administrator later determines the order is a QDRO.

     To the extent it is not inconsistent with the provisions of the QDRO, the Plan Administrator under Section 9.11 may direct the Trustee to segregate the QDRO amount in a segregated investment account. The Trustee will make any payments or distributions required under this Section 6.07 by separate benefit checks or other separate distribution to the alternate payee(s).

     6.08. DEFAULTED LOAN -- TIMING OF OFFSET. If a Participant or Beneficiary defaults on a Plan loan, the Plan treats the default as a distributable event. The Trustee, at the time of the default, will reduce the Participant's Vested Account Balance by the lesser of the amount in default (plus accrued interest) or the Plan's security interest in that Vested Account Balance. To the extent the loan is attributable to the Participant's Deferral Contributions Account, Qualified Matching Contributions Account or Qualified Nonelective Contributions Account, the Trustee will not reduce the Participant's Vested Account Balance unless the Participant has separated from Service or unless the Participant has attained age 59 1/2.

     6.09. [Reserved].

     6.10. DIRECT ROLLOVER OF ELIGIBLE ROLLOVER DISTRIBUTIONS.

(A) Participant Election. A Participant (including for this purpose, a former Employee) may elect, at the time and in the manner prescribed by the Advisory Committee, to have any portion of his/her eligible rollover distribution from the Plan paid directly to an eligible retirement plan specified by the Participant in a direct rollover election. For purposes of this Section 6.10, a Participant includes as to their respective interests, a Participant's surviving spouse and the Participant's spouse or former spouse who is an alternate payee under a QDRO.

(B) Rollover and Withholding Notice. At least 30 days and not more than 90 days prior to the Trustee's distribution of an eligible rollover distribution, the Advisory Committee must provide a written notice (including a summary notice as permitted under applicable Treasury regulations) explaining to the distributee the rollover option, the applicability of mandatory 20% federal withholding to any amount not directly rolled over, and the recipient's right to roll over within 60 days after the date of receipt of the distribution ("rollover notice"). If applicable, the rollover notice also must explain the availability of income averaging and the exclusion of net unrealized appreciation. A recipient of an eligible rollover distribution (whether he/she elects a direct rollover or elects to receive the distribution), also may elect to receive distribution at any administratively practicable time which is earlier than 30 days following receipt of the rollover notice.

(C) Default rollover. The Advisory Committee, in the case of a Participant who does not respond timely to the notice described in Section 6.10(B), may make a direct rollover of the Participant's Account Balance (as described in Revenue Ruling 2000-36 or in any successor guidance) in lieu of distributing the Participant's Account Balance.

(D) Definitions. The following definitions apply to this Section 6.10:

     (1) Eligible rollover distribution.-" An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the Participant, except that an eligible rollover distribution does not include: (a) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) or the Participant and the Participant's designated beneficiary, or for a specified period of ten years or more; (b) any Code (S)401(a)(9) required minimum distribution; (d) any hardship distribution made after December 31, 1998, from a Participant's deferral contributions Account (except where the Participant also satisfies a non-hardship distribution event described in
Section 14.03(m)); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion of net unrealized appreciation with respect to employer securities).

     (2) Eligible retirement plan. An eligible retirement plan is an individual retirement account described in Code (S)408(a), an individual retirement annuity described in Code (S)408(b), an annuity plan described in Code (S) 403(a), or a qualified trust described in Code (S)403(a), or a qualified trust described in Code (S)401(a), that accepts the Participant's or an alternate payee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

     (d) Direct rollover. A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

                                   ARTICLE VII
                       EMPLOYER ADMINISTRATIVE PROVISIONS

     7.01 INFORMATION TO COMMITTEE. The Employer must supply current information to the Advisory Committee as to the name, date of birth, date of employment, annual compensation, leaves of absence, Years of Service and date of termination of employment of each Employee who is, or who will be eligible to become, a Participant under the Plan, together with any other information which the Advisory Committee considers necessary. The Employer's records as to the current information the Employer furnishes to the Advisory Committee are conclusive as to all persons.

     7.02 NO LIABILITY. The Employer assumes no obligation or responsibility to any of its Employees, Participants or Beneficiaries for any act of, or failure to act, on the part of its Advisory Committee (unless the Employer is the Advisory Committee), the Trustee or the Plan Administrator (unless the Employer is t he Plan Administrator).

     7.03 INDEMNITY OF COMMITTEE. The Employer indemnifies and saves harmless the members of the Advisory Committee, and each of them, from and against any and all loss resulting from liability to which the Advisory Committee, or the members of the Advisory Committee, may be subjected by reason of any act or conduct (except willful misconduct or gross negligence) in their official capacities in the administration of this Trust or Plan or both, including all expenses reasonably incurred in their defense, in case the Employer fails to provide such defense. The indemnification provisions of this Section 7.03 do not relieve any Advisory Committee member from any liability he may have under ERISA for breach of a fiduciary duty. Furthermore, the Advisory Committee members and the Employer may execute a letter agreement further delineating the indemnification agreement of this Section 7.03, provided the letter agreement must be consistent with and must not violate ERISA. The indemnification provisions of this Section 7.03 extend to the Trustee solely to the extent provided by a letter agreement executed by the Trustee and the Employer, except that such indemnification provisions shall automatically apply to a trustee who is also an Employee.

     7.04 EMPLOYER DIRECTION OF INVESTMENT. The Employer and Advisory Committee has the right to direct the Trustee with respect to the investment and re-investment of assets comprising the Trust Fund. Any such direction must be in writing. To the extent the Employer directs the Trustee, the Employer indemnifies and saves harmless the Trustee from and against any and all loss resulting from liability to which the Trustee may be subjected by reason of any act or conduct (except the Trustee's misconduct or negligence) in its official capacity in the administration and investment of the Trust Fund, including all expenses reasonably incurred in its defense, in case the Employer fails to provide such defense. Notwithstanding the foregoing, the indemnification provisions of this Section 7.04 do not indemnify or relieve the Trustee from any liability it may have under ERISA for breach of a fiduciary duty.

     7.05 AMENDMENT TO VESTING SCHEDULE. Though the Employer reserves the right to amend the vesting schedule at any time, the Advisory Committee will not apply the amended vesting schedule to reduce the Vested percentage of any Participant's Account Balance derived from Employer contributions (determined as of the later of the date the Employer adopts the amendment, or the date the amendment becomes effective) to a percentage less than the Vested percentage computed under the Plan without regard to the amendment.

     If the Employer makes a permissible amendment to the vesting schedule, each Participant having at least 3 Years of Service with the Employer may elect to have the percentage of his Vested Account Balance computed under the Plan without regard to the amendment. The Participant must file his election with the Plan Administrator within 60 days of the latest of (a) the Employer's adoption of the amendment; (b) the effective date of the amendment; or (c) his receipt of a copy of the amendment. The Plan Administrator, as soon as practicable, must forward a true copy of any amendment to the vesting schedule to each affected Participant, together with an explanation of the effect of this amendment, the appropriate form upon which the Participant may make an election to remain under the vesting schedule provided under the Plan prior to the amendment and notice of the time within which the Participant must make an election to remain under the prior vesting schedule. For purposes of this Section 7.05, an amendment to the vesting schedule includes any Plan amendment which directly or indirectly affects the computation of the Vested percentage of an Employee's rights to his Employer derived Account Balance.

                                  ARTICLE VIII
                      PARTICIPANT ADMINISTRATIVE PROVISIONS

     8.01 BENEFICIARY DESIGNATION. Any Participant may from time to time designate, in writing, any person or persons, contingently or successively, to whom the Trustee shall pay his Account Balance (including any life insurance proceeds payable to the Participant's Account) on event of his death. The Advisory Committee will prescribe the form for the written designation of Beneficiary and, upon the Participant's filing the form with the Advisory Committee, the form effectively revokes all designations filed prior to that date by the same Participant.

     A married Participant's Beneficiary designation is not valid unless the Participant's spouse consents, in writing, to the Beneficiary designation. The spouse's consent must acknowledge the effect of that consent and a notary public or the Plan Administrator (or his representative) must witness that consent. The spousal consent requirements of this paragraph do not apply if: (1) the Participant and his spouse are not married throughout the one year period ending on the date of the Participant's death; (2) the Participant's spouse is the Participant's sole primary beneficiary; (3) the Plan Administrator is not able to locate the Participant's spouse; (4) the Participant is legally separated or has been abandoned (within the meaning of State law) and the Participant has a court order to that effect; or (5) other circumstances exist under which the Secretary of the Treasury will excuse the consent requirement. If the Participant's spouse is legally incompetent to give consent, the spouse's legal guardian (even if the guardian is the Participant) may give consent.

     Effect of Marital Dissolution on Beneficiary Designation. This paragraph is effective for marital dissolutions that become effective on or after January 1, 2002. If, before payments of the Participant's Account Balance on account of the Participant's death commence, the Advisory Committee receives written proof satisfactory to the Advisory Committee of the dissolution of the Participant's marriage, then any earlier designation by the Participant of his or her former spouse as a Beneficiary shall be treated as though the Participant's former spouse had predeceased the Participant. Notwithstanding the preceding sentence, a former spouse of the Participant shall be treated as a Beneficiary of the Participant if, upon or after the dissolution of the Participant's marriage and before payments of the Participant's Account Balance on account the Participant's death commence, either: (a) the Advisory Committee receives a domestic relations order (including the decree of dissolution of marriage or a qualified domestic relations order) that provides that the Participant's former spouse is to be treated as a Beneficiary of the Participant; or (b) the Participant executes and files with the Advisory Committee another Beneficiary designation that (i) complies with this Section 8.01 and (ii) designates the former spouse as a Beneficiary of the Participant. If the Participant's Beneficiary designation is treated as if the Participant's former spouse predeceased the Participant, then no payments of the Participant's Account Balance on account of the Participant's death shall be made to heirs or other beneficiaries of the former spouse shall receive benefits from the Plan as a Beneficiary of the Participant, except as otherwise provided in the Participant's Beneficiary designation (or as provided under Section 8.02).

     8.02 NO BENEFICIARY DESIGNATION. If a Participant fails to name a Beneficiary in accordance with Section 8.01, or if the Beneficiary named by a Participant predeceases him or dies before complete distribution of the Participant's Account Balance, then the Trustee will pay the Participant's Account Balance in accordance with Section 6.02 in the following order of priority to:

     (a)  The Participant's surviving spouse;

     (b) The Participant's surviving children, including adopted children, in equal shares;

     (c)  The Participant's surviving parents, in equal shares; or

     (d) The legal representative of the estate of the last to die of the Participant and his Beneficiary.

     The Advisory Committee will direct the Trustee as to the method and to whom the Trustee will make payment under this Section 8.02.

     8.03 PERSONAL DATA TO COMMITTEE. Each Participant and each Beneficiary of a deceased Participant must furnish to the Advisory Committee such evidence, data or information as the Advisory Committee considers necessary or desirable for the purpose of administering the Plan. The provisions of this Plan are effective for the benefit of each Participant upon the condition precedent that each Participant will furnish promptly full, true and complete evidence, data and information when requested by the Advisory Committee, provided the Advisory Committee advises each Participant of the effect of his failure to comply with its request.

     8.04 ADDRESS FOR NOTIFICATION. Each Participant and each Beneficiary of a deceased Participant must file with the Advisory Committee from time to time, in writing, his post office address and any change of post office address. Any communication, statement or notice addressed to a Participant, or Beneficiary, at his last post office address filed with the Advisory Committee, or as shown on the records of the Employer, binds the Participant, or Beneficiary, for all purpose of this Plan.

     8.05 ASSIGNMENT OR ALIENATION. Except as permitted under applicable statute (including Code (S)401(a)(13)(C) and ERISA (S)206(d)(4)) or regulation, a Participant or a Beneficiary may not assign, alienate, transfer or sell any right or claim to a benefit or distribution from the Plan and any attempt to assign, alienate, transfer or sell such a right or claim shall be void; and no such right or claim under the Plan shall be subject to attachment, garnishment, levy, execution, sequestration or other legal or equitable process. The preceding sentence also applies to the creation, assignment, or recognition of a right to any benefit payable with respect to a participant pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order pursuant to Section 6.07.

     8.06 NOTICE OF CHANGE IN TERMS. The Plan Administrator, within the time prescribed by ERISA and the applicable regulations, must furnish all Participants and Beneficiaries a summary description of any material amendment to the Plan or notice of discontinuance of the Plan and all other information required by ERISA to be furnished without charge.

     8.07 LITIGATION AGAINST THE TRUST. A court of competent jurisdiction may authorize any appropriate equitable relief to redress violations of ERISA or to enforce any provisions of ERISA or the terms of the Plan. A fiduciary may receive reimbursement of expenses properly and actually incurred in the performance of his duties with the Plan.

     8.08 INFORMATION AVAILABLE. Any Participant in the Plan or any Beneficiary may examine copies of the summary Plan description, latest annual report, any bargaining agreement, this Plan and Trust, contract or any other instrument under which the Plan was established or is operated. The Plan Administrator will maintain all of the items listed in this Section 8.08 in his office, or in such other place or places as he may designate from time to time in order to comply with the regulations issued under ERISA, for examination during reasonable business hours. Upon the written request of a Participant or Beneficiary the Plan Administrator will furnish him with a copy of any item listed in this
Section 8.08. The Plan Administrator may make a reasonable charge to the requesting person for the copy so furnished.

     8.09 CLAIMS PROCEDURE FOR DENIAL OF BENEFITS. A Participant or a Beneficiary may file with the Advisory Committee a written claim for benefits, if the Participant or the Beneficiary disputes the Advisory Committee's determination regarding the Participant's or Beneficiary's Plan benefit. However. the Plan will distribute only such Plan benefits to Participants or Beneficiaries as the Advisory Committee in its discretion determines a Participant or Beneficiary is entitled to. The Advisory Committee will maintain a separate written document as part of (or which accompanies) the Plan's summary plan description explaining the Plan's claims procedure. This Section 8.09 specifically incorporates the written claims procedure as from time to time published by the Advisory Committee as a part of the Plan. If the Advisory Committee pursuant to the Plan's written claims procedure makes a final written determination denying a Participant's or Beneficiary's benefit claim, the Participant or Beneficiary to preserve the claim must file an action with respect to the denied claim not later than 180 days following the date of the Advisory Committee's final determination.

     8.10 PARTICIPANT DIRECTION OF INVESTMENTA Participant has the right to direct the Trustee with respect to the investment or re-investment of the assets comprising the Participant's individual Account from among the investment choices designated by the Advisory Committee from time to time. As of October 1, 1992, the investment choices include the Employer Stock Fund. To effect Participant direction of investment, a Participant will follow such methods as the Advisory Committee shall from time-to-time prescribe, which may include telephone voice-response systems or internet-based systems. The Advisory Committee will separately account for participants' investments.

     Each Participant's investment election shall be in multiples of five percent (5%) or in any other multiple as prescribed by the Advisory Committee. Each Participant may direct the percentage of future contributions and/or existing account balances to be allocated to each investment choice at such times as the Advisory Committee prescribes. A participant's investment direction becomes effective no later than the next business day after the Trustee receives the direction, or as soon as administratively practicable thereafter.

     Each Participant shall be solely responsible for the selection of his investments as allowed under the Plan. The fact that an investment is available to a Participant for investment under the Plan shall not be construed as a recommendation to invest in that particular investment.

     A Participant may not direct that more than 25% of future contributions be invested in the Employer Stock Fund. A Participant may not change the percentage allocation of his existing Account balances to be invested in the Employer Stock Fund to exceed 25% (calculating the percentage by using existing Account balances as of the most recent valuation date preceding the Participant's requested investment direction). If, due to market gains or losses or for any other reason, the Employer Stock Fund comprise 25% or more of the value of the Participant's Account balances (calculating the percentage by using existing Account balances as of the most recent valuation date preceding the Participant's requested investment direction), the Participant will not be required to move assets out of Employer Securities and into other funds in order to keep the percentage invested the Employer Stock Fund below 25%, and such Participant may continue to direct that up to 25% of future contributions be invested in the Employer Stock Fund.

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

     Because the Employer Stock Fund is a pooled account consisting of shares of Employer Stock, a Participant's investment in the Employer Stock Fund is an interest in the Employer Stock Fund. No shares of Employer Stock are actually allocated to a Participant's Account on account of investment in the Employer Stock Fund.

     Participants who direct investment of their Accounts into the Employer Stock Fund have voting and similar rights with respect to the underlying Employer Stock as described in Sections 10.17[A] and 10.17[B]. When exercising those rights, a Participant who is allocated voting or similar rights acts as a "named fiduciary" within the meaning of ERISA (S)403(a)(1) with respect to the shares of Employer Stock effectively allocated to the Participant.

                                   ARTICLE IX
             ADVISORY COMMITTEE-DUTIES WITH RESPECT TO PARTICIPANTS'
                                    ACCOUNTS

     9.01 MEMBERS' COMPENSATION, EXPENSES. The Employer must appoint an Advisory Committee to administer the Plan, the members of which may or may not be Participants in the Plan, or which may be the Plan Administrator acting alone. The members of the Advisory Committee shall serve without compensation for services as such, but the Employer will pay all expenses of the Advisory Committee, including the expense for any bond required under ERISA.

     9.02 TERM. Each member of the Advisory Committee serves until the appointment of his successor.

     9.03 POWERS. In case of a vacancy in the membership of the Advisory Committee, the remaining members of the Advisory Committee may exercise any and all of the powers, authority, duties and discretion conferred upon the Advisory Committee pending the filling of the vacancy.

     9.04 GENERAL. The Advisory Committee has the following powers and duties:

     (a) To select a Secretary, who need not be a member of the Advisory Committee;

     (b) To determine the rights of eligibility of an Employee to participate in the Plan, the value of the Participant's Account Balance and the Vested percentage of each Participant's Account Balance;

     (c) To adopt rules of procedure and regulations necessary for the proper and efficient administration of the Plan provided the rules are not inconsistent with the terms of this Agreement;

     (d) To enforce the terms of the Plan and the rules and regulations it adopts;

     (e) To direct the Trustee, in writing, as respects the investment and distribution of the Trust;

     (f) To review and render decisions respecting a claim for (or denial of a claim for) a benefit under the Plan and to exercise discretionary authority to determine eligibility for benefits or to construe the terms of the Plan;

     (g) To furnish the Employer with information which the Employer may require for tax or other purposes;

     (h) To engage the service of agents whom it may deem advisable to assist it with the performance of its duties;

     (i) To engage the services of an Investment Manager or Managers (as defined in ERISA (S)3(38)), each of whom will have full power and authority to manage, acquire or dispose (or direct the Trustee, in writing, with respect to acquisition or disposition) of any Plan asset under its control;

     (j) To establish a nondiscriminatory policy which the Trustee must observe in making loans, if any, to Participants; and

     (k) To establish and maintain a funding standard account and to make credits and charges to the account to the extent required by and in accordance with the provisions of the Code.

     The Advisory Committee must exercise all of its powers, duties and discretion under the Plan in a uniform and nondiscriminatory manner.

     Loan Policy. A loan policy described in paragraph (j) must be a written document and must include: (1) the identity of the person or positions authorized to administer the participant loan program; (2) a procedure for applying for the loan; (3) the criteria for approving or denying a loan; (4) the limitations, if any, on the types and amounts of loans available; (5) the procedure for determining a reasonable rate of interest; (6) the types of collateral which may secure the loan; and (7) the events constituting default and the steps the Plan will take to preserve plan assets in the event of default.

     9.05 FUNDING POLICY. The Advisory Committee will review, not less often than annually, all pertinent Employee information and Plan data in order to establish the funding policy of the Plan and to determine the appropriate methods of carrying out the Plan's objectives. The Advisory Committee must communicate periodically, as it deems appropriate, to the Trustee and to any Plan Investment Manager the Plan's short-term and long-term financial needs so investment policy can be coordinated with Plan financial requirements.

     9.06 MANNER OF ACTION. The decision of a majority of members appointed and qualified controls.

     9.07 AUTHORIZED REPRESENTATIVE. The Advisory Committee may authorize any one of its members, or its Secretary, to sign on its behalf any notices, directions, applications, certificates, consents, approvals, waivers, letters or other documents. The Advisory Committee must evidence this authority by an instrument signed by all members and filed with the Trustee.

     9.08 INTERESTED MEMBER. No member of the Advisory Committee may decide or determine any matter concerning the distribution, nature or method of settlement of his own benefits under the Plan, except in exercising an election available to that member in his capacity as a Participant, unless the Plan Administrator is acting alone in the capacity of the Advisory Committee.

     9.09 INDIVIDUAL ACCOUNTS. The Advisory Committee will maintain a separate Account, or multiple Accounts, in the name of each Participant to reflect the Participant's Account Balance under the Plan. If a Participant re-enters the Plan subsequent to his having a Forfeiture Break in Service (as defined in Section 5.08), the Advisory Committee must maintain a separate Account for the Participant's pre-Forfeiture Break in Service Account Balance and a separate Account for his post-Forfeiture Break in Service Account Balance unless the Participant's entire Account Balance under the Plan is 100% Vested.

     The Advisory Committee will make its allocations to the Accounts of the Participants in accordance with the provisions of Section 9.11. The Advisory Committee may direct the Trustee to maintain a temporary segregated investment Account in the name of a Participant to prevent a distortion of income, gain or loss allocations under Section 9.11. The Advisory Committee must maintain records of its activities.

     9.10 VALUE OF PARTICIPANT'S ACCRUED BENEFIT. The value of each Participant's Account Balance consists of that proportion of the net worth (at fair market value) of the Employer's Trust Fund which the net credit balance in his Account (exclusive of the cash value of incidental benefit insurance contracts) bears to the total net credit balance in the Accounts (exclusive of the cash value of incidental benefit insurance contracts) of all Participants plus the cash surrender value of any incidental benefit insurance contracts held by the Trustee on the Participant's life.

     For purposes of a distribution under the Plan, the value of a Participant's Account Balance is its value as of the valuation date that coincides with the date on which the assets allocated to the Participant's Account are liquidated by the Plan's recordkeeper (or if there is no valuation date on the liquidation date, the valuation date immediately preceding the liquidation date).

     9.11 ALLOCATION AND DISTRIBUTION OF NET INCOME GAIN OR LOSS. A "valuation date" under this Plan is each Accounting Date and each interim valuation date determined under Section 10.14. As of each valuation date the Advisory Committee must adjust Accounts to reflect net income, gain or loss since the last valuation date. The valuation period is the period beginning the day after the last valuation date and ending on the current valuation date.

     Trust Fund Accounts. The allocation provisions of this paragraph apply to all Participant Accounts other than segregated investment Accounts. The Advisory Committee first will adjust the Participant Accounts, as those Accounts stood at the beginning of the current valuation period, by reducing the Accounts for any forfeitures arising under Section 5.09 or under Section 9.14, for amounts charged during the valuation period to the Accounts in accordance with Section
9.13 (relating to distributions), for the cash value of incidental benefit insurance contracts and for the amount of any Account which the Trustee has fully distributed since the immediately preceding valuation date. The Advisory Committee then, subject to the restoration allocation requirements of Section
5.04 or of Section 9.14, will allocate the net income, gain or loss pro rata to the adjusted Participant Accounts. The allocable net income, gain or loss is the net income (or net loss), including the increase or decrease in the fair market value of assets, since the last valuation date.

     To the extent there is Participant direction of investment under Section 8.10, the net income, gain or loss will be allocated to Participant Accounts according to the amount each Participant has invested in each investment.

     The net income, gain or loss on salary deferral contributions and matching contributions will be credited according to a "weighted average allocation" method, which will treat a portion of the applicable contributions actually paid to the Trust during the valuation period as if includible in the Participant's Account as of the beginning of the valuation period. The method of fixing such portion will be determined in a nondiscriminatory and uniform manner by the Advisory Committee.

     Segregated Investment Accounts. A segregated investment Account receives all income it earns and bears all expense or loss it incurs. As of the valuation date, the Advisory Committee must reduce a segregated Account for any forfeiture arising under Section 5.09 after the Advisory Committee has made all other allocations, changes or adjustments to the Account for the Plan Year.

     Additional Rules. An Excess Amount or suspense account described in Part 2 of Article III does not share in the allocation of net income, gain or loss described in this Section 9.11. This Section 9.11 applies solely to the allocation of net income, gain or loss of the Trust. The Advisory Committee will allocate the Employer contributions and Participant forfeitures, if any in accordance with Article III.

     9.12 INDIVIDUAL STATEMENT. As soon as practicable after the Accounting Date of each Plan Year but within the time prescribed by ERISA and the regulations under ERISA, the Plan Administrator will deliver to each Participant a statement reflecting the condition of his Account Balance in the Trust as of that date and such other information ERISA requires be furnished the Participant or Beneficiary. No Participant, except a member of the Advisory Committee, has the right to inspect the records reflecting the Account of any other Participant.

     9.13 ACCOUNT CHARGED. The Advisory Committee will charge all distributions made to a Participant or to his Beneficiary from his Account against the Account of the Participant when made.

     9.14 LOST PARTICIPANTS. The Plan does not require either the Trustee or the Advisory Committee to search for, or ascertain the whereabouts of, any Participant or Beneficiary. If the Advisory Committee is unable to locate any Participant or Beneficiary whose Account Balance becomes distributable under
Article VI or under Section 13.06 (a "lost Participant"), the Advisory Committee may apply the provisions of this Section 9.14.

     (A) Attempt to Locate. The Plan Administrator may use one or more of the following methods to attempt to locate a lost Participant: (1) provide a distribution notice to the lost Participant at his/her last known address by certified or registered mail; (2) use of the IRS letter forwarding program under Revenue Procedure 94-22; (3) use of a commercial locator service, the internet or other general search method; or (4) use of the Social Security Administration search program.

     (B) Failure to Locate. If a lost Participant remains unlocated for 6 months following the date of the Plan Administrator first attempts to locate the lost Participant using one or more of the methods described in Section 9.14(A), the Plan Administrator may forfeit the lost Participant's Account. If the Plan Administrator will forfeit the lost Participant's Account, the forfeiture occurs at the end of the above-described 6 month period and the Plan Administrator will allocate the forfeiture in accordance with Section 3.05. If a lost Participant whose Account Balance whose account was forfeited thereafter at any time makes a claim for his forfeited Account Balance, the Advisory Committee must restore the lost Participant's forfeited Account Balance to the same dollar amount as the dollar amount of the Account Balance forfeited, unadjusted for any net income, gains or losses occurring subsequent to the date of the forfeiture. The Advisory Committee will make the restoration during the Plan Year in which the lost Participant makes the claim first from the amount, if any, of Participant forfeitures the Advisory Committee otherwise would allocate for the Plan Year, then from the amount, if ,any, of Trust net income or gain for the Plan Year and last from the amount, or additional amount, the Employer contributes to enable the Advisory Committee to make the required restoration. The Advisory Committee will direct the Trustee to distribute the Participant's or Beneficiary's restored Account Balance to him not later than 60 days after the close of the Plan Year in which the Advisory Committee restores the forfeited Account Balance. The Advisory Committee under this Section 9.14(B) will forfeit the entire Account Balance of the lost Participant, including deferral contributions and Participant contributions.

     (C) Nonexclusivity and Uniformity. The provisions of Section 9.14 are intended to provide permissible but not exclusive means for the Advisory Committee to administer the Account Balances of lost Participants. The Advisory Committee may utilize any other reasonable method to locate lost Participants and to administer the Account Balances of lost Participants, including the default rollover under Section 6.10(C) and such other methods as the Revenue Service or the U.S. Department of Labor ("DOL") may in the future specify. The Advisory Committee will apply Section 9.14 in a reasonable, uniform and nondiscriminatory manner, but may in determining a specific course of action as to a particular Account Balance, reasonably take into account differing circumstances such as the amount of a lost Participant's Account Balance, the expense in attempting to locate a lost Participant, the Advisory Committee's ability to establish and the expense of establishing a rollover IRA, and other factors. The Advisory Committee may charge to the Account Balance of a lost Participant the reasonable expenses incurred under this Section 9.14 and which are associated with the lost Participant's Account Balance.

     9.15 PLAN CORRECTION. The Advisory Committee in conjunction with the Employer may undertake such correction of Plan errors as the Advisory Committee deems necessary, including correction to preserve tax qualification of the Plan under Code (S)401(a) or to correct a fiduciary breach under ERISA. Without limiting the Advisory Committee's authority under the prior sentence, the Plan Advisory Committee, as it determines to be reasonable and appropriate, may undertake correction of Plan document, operational, demographic and employer eligibility failures under a method described in the Plan or under the Employee Plans Compliance Resolution System CEPCRS") or any successor program to EPCRS. The Advisory Committee, as it determines to be reasonable and appropriate, also may undertake or assist the appropriate fiduciary or plan official in undertaking correction of a fiduciary breach, including correction under the Voluntary Fiduciary Correction Program ("VFC") or any successor program to VFC. The Advisory Committee to correct an operational error may require the Trustee to distribute from the Plan elective deferrals or vested matching contributions, including earnings, where such amounts result from an operational error other than a failure of Code (S)415, Code (S)402(g), a failure of the ADP or ACP tests, or a failure of the multiple use limitation.

     9.16 NO RESPONSIBILITY FOR OTHERS. Except as required under ERISA, the Advisory Committee has no responsibility or obligation under the Plan to Participants or Beneficiaries for any act required of the Employer, the Trustee, the Custodian or of any other service provider to the Plan. The Advisory Committee is not responsible to collect any required plan contribution or to determine the correctness or deductibility or any Employer contribution. The Advisory Committee in administering the Plan is entitled to, but is not required to rely upon, information which a Participant, Beneficiary, Trustee, Custodian, the Employer, a Plan service provider or representatives thereof provide to the Plan Administrator.

     9.17 NOTICE, DESIGNATION, ELECTION, CONSENT AND WAIVER. All notices under the Plan and all Participant or Beneficiary designations, elections, consents or waivers must be in writing and made in a form the Advisory Committee specifies or otherwise approves. To the extent permitted by Treasury regulations or other applicable guidance, any Plan notice, election, consent or waiver may be transmitted electronically. Any person entitled to notice under the Plan may waive the notice or shorten the notice period except as otherwise required by the Code or ERISA.

                                    ARTICLE X
                           TRUSTEE, POWERS AND DUTIES

     10.01 ACCEPTANCE. The Trustee accepts the Trust created under the Plan and agrees to perform the obligations imposed. The Trustee must provide bond for the faithful performance of its duties under the Trust to the extent required by ERISA.

     10.02 RECEIPT OF CONTRIBUTIONS. The Trustee is accountable to the Employer for the funds contributed to it by the Employer, but does not have any duty to see that the contributions received comply with the provisions of the Plan. The Trustee is not obliged to collect any contributions from the Employer, nor is obliged to see that funds deposited with it are deposited according to the provisions of the Plan.

     10.03 INVESTMENT POWERS.

[A] Trustee Powers. The Trustee has full discretion and authority with regard to the investment of the Trust Fund, except with respect to a Plan asset under the control or direction of a properly appointed Investment Manager or with respect to a Plan asset subject to Employer, Participant or Advisory Committee direction of investment (including direction of investment by the Employer as provided in Section 7.04 and by a Participant as provided in Section 8.10). The Trustee must coordinate its investment policy with Plan financial needs as communicated to it by the Advisory Committee. The Trustee is authorized and empowered, but not by way of limitation, with the following powers, rights and duties:

     (a) To invest in Employer Stock (that is, to hold and acquire Employer Stock) comprising up to 100% of the value of the Trust Fund and to invest any part or all of the Trust Fund in any common or preferred stocks, open-end or closed-end mutual funds, put and call options traded on a national exchange, United States retirement plan bonds, corporate bonds, debentures, convertible debentures, commercial paper, U.S. Treasury bills, U.S. Treasury notes and other direct or indirect obligations of the United States Government or its agencies, improved or unimproved real estate situated in the United States, limited partnerships, insurance contracts of any type, mortgages, notes or other property of any kind, real or personal, and to buy or sell options on common stock on a nationally recognized exchange with or without holding the underlying common stock, and to make any other investments the Trustee deems appropriate, as a prudent man would do under like circumstances with due regard for the purposes of this Plan. Any investment made or retained by the Trustee in good faith is proper but must be of a kind (with the exception of Employer Securities) constituting a diversification considered by law suitable for trust investments;

     (b) To retain in cash so much of the Trust Fund as it may deem advisable to satisfy liquidity needs of the Plan and to deposit any cash held in the Trust Fund in a bank account at reasonable interest. If the Trustee is a bank or similar financial institution supervised by the United States or by a State, this paragraph (b) includes specific authority to invest in any type of deposit of the Trustee (or of a bank related to the Trustee within the meaning of Code (S)414(b)) at a reasonable rate of interest or in a common trust fund (the provisions of which govern the investment of such assets and which the Plan incorporates by this reference) as described in Code (S)584 which the Trustee (or its affiliate, as defined in Code
     (S)1504) maintains exclusively for the collective investment of money contributed by the bank (or the affiliate) in its capacity as trustee and which conforms to the rules of the Comptroller of the Currency;

     (c) To manage, sell, contract to sell, grant options to purchase, convey, exchange, transfer, abandon, improve, repair, insure, lease for any term even though commencing in the future or extending beyond the term of the Trust, and otherwise deal with all property, real or personal, in such manner, for such considerations and on such terms and conditions as the Trustee decides;

     (d) To credit and distribute the Trust as directed by the Advisory Committee. The Trustee is not obliged to inquire as to whether any payee or distributee is entitled to any payment or whether the distribution is proper or within the terms of the Plan, or as to the manner of making any payment or distribution. The Trustee accountable only to the Advisory Committee for any payment or distributions made by it in good faith on the order or direction of the Advisory Committee;

     (e) To borrow money, to assume indebtedness, extend mortgages and encumber by mortgage or pledge;

     (f) To compromise, contest, arbitrate or abandon claims and demands, in its discretion;

     (g) To have with respect to the Trust all of the rights of an individual owner, including the power to give proxies, to participate in any voting trusts, mergers, consolidations or liquidations, and to exercise or sell stock subscriptions or conversion rights, subject to the requirements of
     Section 10.17;

     (h) To lease for oil, gas and other mineral purposes and to create mineral severances by grant or reservation; to pool or unitize interests in oil, gas and other minerals; and to enter into operating agreements and to execute division and transfer orders;

     (i) To hold any securities or other property in the name of the Trustee or its nominee, with depositories or agent depositories or in another form as it may deem best, with or without disclosing the trust relationship;

     (j) To perform any and all other acts in its judgment necessary or appropriate for the proper and advantageous management, investment and distribution of the Trust;

     (k) To retain any funds or property subject to any dispute without liability for the payment of interest, and to decline to make payment or delivery of the funds or property until final adjudication is made by a court of competent jurisdiction;

     (l) To file all tax returns required of the Trustee;

     (m) To furnish to the Employer, the Plan Administrator and the Advisory Committee a quarterly statement of account, within 30 days of the close of each quarter Plan Year, showing the condition of the Trust Fund and all investments, receipts, disbursements and other transactions effected by the Trustee during the Plan Year covered by the statement and also stating the assets of the Trust held at the end of the Plan Year, which accounts are conclusive on all persons, including the Employer, the Plan Administrator and the Advisory Committee, except as to any act or transaction concerning which the Employer, the Plan Administrator or the Advisory Committee files with the Trustee written exceptions or objections within 90 days after the receipt of the accounts or for which ERISA authorizes a longer period within which to object.

     (n) To begin, maintain or defend any litigation necessary in connection with the administration of the Plan, except that the Trustee is not obliged or required to do so unless indemnified to its satisfaction.

[B] Participant Loans. This Section 10.03[B] specifically authorizes the Trustee to make loans on a nondiscriminatory basis to a Participant in accordance with the loan policy established by the Advisory Committee, provided: (1) the loan policy satisfies the requirements of Section 9.04; (2) loans are available to all Participants on a reasonably equivalent basis and are not available in a greater amount for Highly Compensated Employees than for other Employees; (3) any loan is adequately secured and bears a reasonable rate of interest; (4) the loan provides for repayment within a specified time; (5) the default provisions of the note prohibit offset of the Participant's Vested Account Balance prior to the time the Trustee otherwise would distribute the Participant's Vested Account Balance; (6) the amount of the loan does not exceed (at the time the Plan extends the loan) the present value of the Participant's Vested Account Balance; and (7) the loan otherwise conforms to the exemption provided by Code
(S)4975(d)(1). If the joint and survivor requirements of Article VI apply to the Participant, the Participant may not pledge any portion of his Account Balance as security for a loan made after August 18, 1985, unless, within the 90 day period ending on the date the pledge becomes effective, the Participant's spouse, if any, consents (in a manner described in Section 6.05 other than the requirement relating to the consent of a subsequent spouse) to the security or, by separate consent, to an increase in the amount of security.

     10.04 RECORDS AND STATEMENTS. The records of the Trustee pertaining to the Plan must be open to the inspection of the Plan Administrator, Advisory Committee and the Employer at all reasonable times and may be audited from time to time by any person or persons as the Employer, Plan Administrator or Advisory Committee may specify in writing. The Trustee must furnish the Plan Administrator or Advisory Committee with whatever information relating to the Trust Fund the Plan Administrator or Advisory Committee considers necessary.

     10.05 FEES AND EXPENSES FROM FUND. The Trustee will receive reasonable annual compensation as may be agreed upon from time to time between the Employer and the Trustee. The Trustee will pay all fees and expenses reasonably incurred for administration of the Plan from the Trust Fund unless the Employer pays the fees and expenses. The Advisory Committee will not treat any fee or expense paid, directly or indirectly, by the Employer as an Employer contribution, provided the fee or expense relates to the ordinary and necessary administration of the Fund. No person who is receiving full pay from the Employer shall receive compensation for services as Trustee.

     10.06 PARTIES TO LITIGATION. Except as otherwise provided by ERISA, only the Employer, the Plan Administrator, the Advisory Committee, and the Trustee are necessary parties to any court proceeding involving the Trustee or the Trust Fund. No Participant, or Beneficiary, is entitled to any notice of process unless required by ERISA. Any final judgment entered in any proceeding will be conclusive upon the Employer, the Plan Administrator, the Advisory Committee, the Trustee, Participants and Beneficiaries.

     10.07 PROFESSIONAL AGENTS. The Trustee may employ and pay from the Trust Fund reasonable compensation to agents, attorneys, accountants and other persons to advise the Trustee as in its opinion may be necessary. The Trustee may delegate to any agent, attorney, accountant or other person selected by it any non-Trustee power or duty vested in it by the Plan, and the Trustee may act or refrain from acting on the advice or opinion of any agent, attorney, accountant or other person so selected.

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

     10.08 DISTRIBUTION OF CASH OR PROPERTY. The Trustee may make distribution under the Plan in cash or property, or partly in each, at its fair market value as determined by the Trustee. For purposes of a distribution to a Participant or to a Participant's designated Beneficiary or surviving spouse, "property" includes a Nontransferable Annuity contract, provided the contract satisfies the requirements of this Plan.

     10.09 DISTRIBUTION DIRECTIONS. If no one claims a payment or distribution made from the Trust, the Trustee shall promptly notify the Advisory Committee and then dispose of the payment in accordance with the subsequent direction of the Advisory Committee.

     10.10 THIRD PARTY. No person dealing with the Trustee is obligated to see to the proper application of any money paid or property delivered to the Trustee, or to inquire whether the Trustee has acted pursuant to any of the terms of the Plan. Each person dealing with the Trustee may act upon any notice, request or representation in writing by the Trustee, or by the Trustee's duly authorized agent, and is not liable to any person whomsoever in so acting. The certificate of the Trustee that it is acting in accordance with the Plan will be conclusive in favor of any person relying on the certificate.

     If more than two persons act as Trustee, the decision of a majority of such persons controls with respect to any decision regarding the administration or investment of the Trust Fund.

     10.11 RESIGNATION. The Trustee may resign at any time as Trustee of the Plan by giving 30 days' written notice in advance to the Employer and to the Advisory Committee. If the Employer fails to appoint a successor Trustee within 60 days of its receipt of the Trustee's written notice of resignation, the Trustee will treat the Employer as having appointed itself as Trustee and as having filed its acceptance of appointment with the former Trustee.

     10.12 REMOVAL. The Employer, by giving 30 days' written notice in advance to the Trustee, may remove any Trustee. In the event of the resignation or removal of a Trustee, the Employer must appoint a successor Trustee if it intends to continue the Plan. If two or more persons hold the position of Trustee, in the event of the removal of one such person, during any period the selection of a replacement is pending, or during any period such person is unable to serve for any reason, the remaining person or persons will act as the Trustee.

     10.13 INTERIM DUTIES AND SUCCESSOR TRUSTEE. Each successor Trustee succeeds to the title to the Trust vested in his predecessor by accepting in writing his appointment as successor Trustee and filing the acceptance with the former Trustee and the Advisory Committee without the signing or filing of any further statement. The resigning or removed Trustee, upon receipt of acceptance in writing of the Trust by the successor Trustee, must execute all documents and do all acts necessary to vest the title of record in any successor Trustee. Each successor Trustee has and enjoys all of the powers, both discretionary and ministerial, conferred under this Agreement upon his predecessor. A successor Trustee is not personally liable for any act or failure to act of any predecessor Trustee, except as required under ERISA. With the approval of the Employer and the Advisory Committee, a successor Trustee, with respect to the Plan, may accept the account rendered and the property delivered to it by a predecessor Trustee without incurring any liability or responsibility for so doing.

     10.14 VALUATION OF TRUST. The Trustee must value the Trust Fund as of each Accounting Date and each March 31, June 30 and September 30 and on each business day of the Trustee to determine the fair market value of the assets in the Trust Fund. The Trustee must also value the Trust Fund on such other dates as directed in writing by the Advisory Committee. Collectively, all such dates shall be known as the "valuation dates."

     10.15 LIMITATION ON LIABILITY - IF INVESTMENT MANAGER APPOINTED. The Trustee is not liable for the acts or omissions of any Investment Manager or Managers the Advisory Committee may appoint, nor is the Trustee under any obligation to invest or otherwise manage any asset of the Plan which is subject to the management of a properly appointed Investment Manager. The Advisory Committee, the Trustee and any properly appointed Investment Manager may execute a letter agreement as a part of this Plan delineating the duties, responsibilities and liabilities of the Investment Manager with respect to any part of the Trust Fund under the control of the Investment Manager.

     10.16 INVESTMENT IN GROUP TRUST FUND. The Trustee, for collective investment purposes, may combine into one trust fund the Trust created under this Plan with the Trust created under any other qualified retirement plan the Employer maintains. However, separate records of account must be maintained for the assets of each Trust in order to reflect properly each Participant's Account Balance under the plan(s) in which he is a Participant.

     The Employer specifically authorizes the Trustee to invest all or any portion of the assets comprising the Trust Fund in any group trust fund which at the time of the investment provides for the pooling of the assets of plans qualified under Code (S)401(a). This authorization applies solely to a group trust fund exempt from taxation under code (S)501(a) and the trust agreement of which satisfies the requirements of Revenue Ruling 81-100. The provisions of the group trust fund agreement, as amended from time to time, are by this reference incorporated within this Plan and Trust. The provisions of the group trust fund will govern any investment of Plan assets in that fund.

     10.17 DUTIES PERTAINING TO THE EMPLOYER STOCK FUND.

[A] Investment. The Trustee will purchase or sell Employer Stock for the Employer Stock Fund through transactions on the open market. Generally, the Trustee will purchase or sell Employer Stock for the Employer Stock Fund at least once each month, unless the Advisory Committee directs the Trustee to purchase and sell more frequently.

[B] Voting. Each Participant with an interest in the Employer Stock Fund shall have the right to participate confidentially in the exercise of voting rights appurtenant to shares held in the Employer Stock Fund, provided that such person had an interest in the Employer Stock Fund as of the most recent valuation date coincident with or preceding the applicable record date for which records are available. Such participation shall be achieved by completing and filing with the Trustee (or such other person who shall be independent of the Employer as the Advisory Committee shall designate), at least 10 days prior to the date of the meeting of holders of shares at which such voting rights will be exercised, a written direction in the form and manner prescribed by the Advisory Committee. The Trustee (or such other person designated by the Advisory Committee) shall tabulate the directions given on a strictly confidential basis. (If tabulated by a person other than the Trustee, the results shall be transmitted confidentially to the Trustee.) The Trustee shall follow the final results of the tabulation as to the manner in which such voting rights shall be exercised. As to each matter in which the holders of shares are entitled to vote, the Trustee shall cast votes described below.

     (1) The Trustee shall cast a number of affirmative votes equal to the product of

          (a) the total number of shares held in the Employer Stock Fund as of the applicable record date; and

          (b) a fraction, the numerator of which is the aggregate value (as of the valuation date coincident with or immediately preceding the applicable record date) of the interests in the Employer Stock Fund of all persons directing that an affirmative vote be cast, and the denominator of which is the aggregate value (as of the valuation date coincident with or immediately preceding the applicable record date) of the interests in the Employer Stock Fund of all persons.

     (2) The Trustee shall cast a number of negative votes, which shall be determined in the same manner as the number of affirmative votes to be cast, as described in (1) above, except that the word "negative" shall be substituted for the word "affirmative" throughout (1)(b) above.

     (3) With respect to stock for which the Trustee is not obligated to cast either affirmative or negative votes, the Trustee shall cast votes in such manner as the Trustee, its sole discretion, shall decide.

The Advisory Committee shall furnish, or cause to be furnished, to each person with an interest in the Employer Stock Fund, all annual reports, proxy materials and other information known to have been furnished by the issuer of shares or by any proxy solicitor, to the holder of shares.

[C] Tender Offers. Each person with an interest in the Employer Stock Fund shall have the right to participate confidentially in the response to a tender offer, or to any other offer, made to the holders of shares generally, to purchase, exchange, redeem or otherwise transfer shares; provided that such person had an interest in the Employer Stock Fund as of the valuation date coincident with or immediately preceding the first day for delivery shares or otherwise responding to such tender or other offer. Such participation shall be achieved by completing and filing with the Trustee (or such other person who shall be independent of the Employer as the Advisory Committee shall designate), at least 10 days prior to the last day for delivering shares or otherwise responding to such tender or other offer, a written direction in the form and manner prescribed by the Advisory Committee. The Trustee (or such person designated by the Advisory Committee) shall tabulate the directions given on a strictly confidential basis. (If tabulated by a person other than the Trustee, the final results of the tabulation shall be transmitted in confidence to the Trustee). The final results of the tabulation shall be followed by the Trustee as to the number of shares to be delivered. On the last day for delivering shares or otherwise responding to such a tender, or other offer, the Trustee shall deliver or withhold shares as described below.

     (1) In response to such tender or offer, the Trustee shall deliver a number of shares equal to the product of:

          (a)  the total number of shares then held in the Employer Stock Fund;
               and

          (b) a fraction, the numerator of which is the aggregate value (as of the valuation date coincident with or immediately preceding the first day for delivering shares or otherwise responding to such tender or other offer) of the interests in the Employer Stock Fund of all persons directing that shares be delivered in response to such tender or other offer, and the denominator of which is the aggregate value (as of the valuation date coincident with or immediately preceding the first day for delivering shares or otherwise responding to such tender or other offer) of the interests in the Employer Stock Fund of all persons.

     (2) In response to such tender or offer, the Trustee shall withhold a number of shares, which shall be determined in the same manner as the number of shares to deliver was determined in (1) above, except that in
     (1)(b) the word "withheld" shall be substituted for the word "deliver."

     (3) With respect to stock that the Trustee is not obligated to deliver or withhold, in response to such tender or offer, the Trustee shall deliver or withhold shares as the Trustee, its sole discretion, shall decide.

The Advisory Committee shall furnish, or cause to be furnished, to each Participant whose Account is invested in whole or in part in the Employer Stock Fund, all information concerning such tender or other offer furnished by the issuer of shares, or information furnished by or on behalf of the person making such tender or other offer.

                                   ARTICLE XI
              PROVISIONS RELATING TO INSURANCE & INSURANCE COMPANY

     11.01 INSURANCE BENEFIT. The Employer may elect to provide incidental life insurance benefits for insurable Participants who consent to life insurance benefits by signing the appropriate insurance company application form. The Trustee will not purchase any incidental life insurance benefit for any Participant prior to the Accounting Date as of which the Advisory Committee first makes an Employer contribution allocation to the Participant's Account.

     The Employer will direct the Trustee as to the insurance company and insurance agent through which the Trustee is to purchase the insurance contracts, the amount of the coverage and the applicable dividend plan. Each application for a policy, and the policies themselves, must designate the Trustee as sole owner, with the right reserved to the Trustee to exercise any right or option contained in the policies, subject to the terms and provisions of this Agreement. The Trustee must be the named beneficiary for the Account of the insured Participant. Proceeds of insurance contracts paid to the Participant's Account under this Article XI are subject to the distribution requirements of Article V and of Article VI. The Trustee will not retain any such proceeds for the benefit of the Trust.

     The Trustee will charge the premiums on any incidental benefit insurance contract covering the life of a Participant against the Account of that Participant. The Trustee will hold all incidental benefit insurance contracts issued under the Plan as assets of the Trust created under the Plan.

     Incidental insurance benefits. The aggregate of life insurance premiums paid for the benefit of a Participant, at all times, may not exceed the value of the Participant's Vested Account Balance nor the following percentages of the aggregate of the Employer's contributions allocated to any Participant's
Account: (i) 49% in the case of the purchase of ordinary life insurance contracts; or (ii) 25% in the case of the purchase of term life insurance contracts. If the Trustee purchases a combination of ordinary life insurance contract(s) and term life insurance contract(s), then the sum of one-half of the premiums paid for the ordinary life insurance contract(s) and the premiums paid for the term life insurance contract(s) may not exceed 25% of the Employer contributions allocated to any Participant's Account.

     11.02 LIMITATION ON LIFE INSURANCE PROTECTION. The Trustee will not continue any life insurance protection for any Participant beyond the last of his termination of employment, his attaining Normal Retirement Age, or notification from the Advisory Committee of his termination of employment. If the Trustee holds any incidental benefit insurance contract(s) on the life of a Participant when he terminates his employment (other than by reason of death), the Trustee must proceed as follows:

     (a) If the entire cash value of the contract(s) is vested in the terminating Participant, or if the contract(s) will have no cash value at the end of the policy year in which termination of employment occurs, the Trustee will transfer the contract(s) to the Participant endorsed so as to vest in the transferee all right, title and interest to the contract(s), free and clear of the Trust; subject however, to restrictions as to surrender or payment of benefits as the issuing insurance company may permit and as the Advisory Committee directs;

     (b) If only part of the cash value of the contract(s) is vested in the terminating Participant, the Trustee, to the extent the Participant's interest in the cash value of the contract(s) is not vested, may adjust the Participant's interest in the value of his Account attributable to Trust assets other than incidental benefit insurance contracts and proceed as in
     (a), or the Trustee must effect a loan from the issuing insurance company on the sole security of the contract(s) for an amount equal to the difference between the cash value of the contract(s) at the end of the policy year in which termination of employment occurs and the amount of the cash value that is vested in the terminating Participant, and the Trustee must transfer the contract(s) endorsed so as to vest in the transferee all right, title and interest to the contract(s), free and clear of the Trust; subject however, to the restrictions as to surrender or payment of benefits as the issuing insurance company may permit and the Advisory Committee directs;

     (c) If no part of the cash value of the contract(s) is vested in the terminating Participant, the Trustee must surrender the contract(s) for cash proceeds as may be available.

     In accordance with the written direction of the Advisory Committee, the Trustee will make any transfer of contract(s) under this Section 11.02 on the Participant's annuity starting date (or as soon as administratively practicable after that date). The Trustee may not transfer any contract under this Section
11.02 which contains a method of payment not specifically authorized by Article VI or which fails to comply with the joint and survivor annuity requirements, if applicable, of Article VI. In this regard, the Trustee either must convert such a contract to cash and distribute the cash instead of the contract, or before making the transfer, require the issuing company to delete the unauthorized method of payment option from the contract.

     11.03 DEFINITIONS. For purposes of this Article XI:

     (a) "Policy" means an ordinary life insurance contract or a term life insurance contract issued by an insurer on the life of a Participant.

     (b) "Issuing insurance company" is any life insurance company which has issued a policy upon application by the Trustee under the terms of this Agreement.

     (c) "Contract" or "Contracts" means a policy of insurance. In the event of any conflict between the provisions of this Plan and the terms of any contract or policy of insurance issued in accordance with this Article XI, the provisions of the Plan control.

     (d) "Insurable Participant" means a Participant to whom an insurance company, upon an application being submitted in accordance with the Plan, will issue insurance coverage, either as a standard risk or as a risk in an extra mortality classification.

     (e) "Term life insurance contract" includes, in addition to a traditional term life insurance contract, a universal life insurance contract and any other life insurance contract which is not an ordinary life insurance contract.

     11.04 DIVIDEND PLAN. The dividend plan is premium reduction unless the Advisory Committee directs the Trustee to the contrary. The Trustee must use all premiums for a contract to purchase insurance benefits or additional insurance benefits for the Participant on whose life the insurance company has issued the contract. Furthermore, the Trustee must arrange, where possible, for all policies issued on the lives of Participants under the Plan to have the same premium due date and all ordinary life insurance contracts to contain guaranteed cash values with as uniform basic options as are possible to obtain. The term "dividends" includes policy dividends, refunds of premiums and other credits.

     11.05 INSURANCE COMPANY NOT A PARTY TO AGREEMENT. No insurance company, solely in its capacity as an issuing insurance company, is a party to this Agreement nor is the company responsible for its validity.

     11.06 INSURANCE COMPANY NOT RESPONSIBLE FOR TRUSTEE'S ACTIONS. No insurance company, solely in its capacity as an issuing insurance company, need examine the terms of this Agreement nor is responsible for any action taken by the Trustee.

     11.07 INSURANCE COMPANY RELIANCE ON TRUSTEE'S SIGNATURE. For the purpose of making application to an insurance company and in the exercise of any right or option contained in any policy, the insurance company may rely upon the signature of the Trustee and is saved harmless and completely discharged in acting at the direction and authorization of the Trustee.

     11.08 ACQUITTANCE. An insurance company is discharged from all liability for any amount paid to the Trustee or paid in accordance with the direction of the Trustee, and is not obliged to see to the distribution or further application of any moneys it so pays.

     11.09 DUTIES OF INSURANCE COMPANY. Each insurance company must keep such records, make such identification of contracts, funds and accounts within funds, and supply such information as may be necessary for the proper administration of the Plan under which it is carrying insurance benefits.

                                   ARTICLE XII
                                  MISCELLANEOUS

     12.01 EVIDENCE. Anyone required to give evidence under the terms of the Plan may do so by certificate, affidavit, document or other information which the person to act in reliance may consider pertinent, reliable and genuine, and to have been signed, made or presented by the proper party or parties. Both the Advisory Committee and the Trustee are fully protected in acting and relying upon any evidence described under the immediately preceding sentence.

     12.02 NO RESPONSIBILITY FOR EMPLOYER ACTION. Neither the Trustee nor the Advisory Committee has any obligation nor responsibility with respect to any action required by the Plan to be taken by the Employer, any Participant or eligible Employee, or for the failure of any of the above persons to act or make any payment or contributions, or to otherwise provide any benefit contemplated under this Plan. Furthermore, the Plan does not require the Trustee or the Advisory Committee to collect any contribution required under the Plan, or determine the correctness of the amount of any Employer contribution. Neither the Trustee nor the Advisory Committee need inquire into or be responsible for any action or failure to act on the part of the others.

     Any action required of a corporate Employer must be by its Board of Directors, or by any person or persons duly authorized by resolution of said Board to take such action.

     12.03 FIDUCIARIES NOT INSURERS. The Trustee, the Advisory Committee, the Plan Administrator and the Employer in no way guarantee the Trust Fund from loss or depreciation. The Employer does not guarantee the payment of any money which may be or becomes due to any person from the Trust Fund. The liability of the Advisory Committee and the Trustee to make any payment from the Trust Fund at any time and all times is limited to the then available assets of the Trust.

     12.04 WAIVER OF NOTICE. Any person entitle to notice under the Plan may waive the notice.

     12.05 SUCCESSORS. The Plan is binding upon all persons entitled to benefits under the Plan, their respective heirs and legal representatives, upon the Employer, its successors and assigns who so agree in writing, and upon the Trustee, the Advisory Committee, the Plan Administrator and their successors who so agree in writing.

     12.06 WORD USAGE. Words used in the masculine also apply to the feminine where applicable, and wherever the context of the Plan dictates, the plural includes as the singular and the singular includes the plural.

     12.07 STATE LAW. Washington law will determine all questions arising with respect to the provisions of this Agreement except to the extent Federal statute supersedes Washington law.

     12.08 EMPLOYMENT NOT GUARANTEED. Nothing contained in this Plan, or with respect to the establishment of the Trust, or any modification or amendment to the Plan or Trust, or in the creation of any Account, or the payment of any benefit, gives any Employee, Employee-Participant or any Beneficiary any right to continue employment, any legal or equitable right against the Employer, or Employee of the Employer, or against the Trustee, or its agents or employees, or against the Plan Administrator, except as expressly provided by the Plan, the Trust, ERISA or by a separate agreement.

                                  ARTICLE XIII
                    EXCLUSIVE BENEFIT, AMENDMENT, TERMINATION

     13.01 EXCLUSIVE BENEFIT. Except as provided under Article III, the Employer has no beneficial interest in any asset of the Trust and no part of any asset in the Trust shall ever revert to or be repaid to an Employer, either directly or indirectly; nor prior to the satisfaction of all liabilities with respect to the Participants and their Beneficiaries under the Plan, may any part of the corpus or income of the Trust Fund, or any asset of the Trust, be (at any time) used for, or diverted to, purposes other than the exclusive benefit of the Participants or their Beneficiaries and for defraying reasonable expenses of administering the Plan.

     13.02 AMENDMENT BY EMPLOYER. The Employer has the right at any time and from time to time:

     (a) To amend this Agreement in any manner it deems necessary or advisable in order to qualify (or maintain qualification of) this Plan and the Trust created under it under the appropriate provisions of Code (S)401(a); and

     (b) To amend this Agreement in any other manner.

     The Advisory Committee is authorized to make any amendments under Section 13.02(a). Moreover, the Advisory Committee is authorized to make any amendments under Section 13.02(b) that are administrative in nature (e.g., amendments relating to elections and procedures and the investment, valuation and distribution of Plan assets).

     No amendment may authorize or permit any of the Trust Fund (other than the part which is required to pay taxes and reasonable administration expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries or estates. No amendment may cause or permit any portion of the Trust Fund to revert to or become a property of the Employer. The Employer also may not make any amendment which affects the rights, duties or responsibilities of the Trustee, the Plan Administrator or the Advisory Committee without the written consent of the affected Trustee, the Plan Administrator or the affected member of the Advisory Committee.

     Code (S)411(d)(6) protected benefits. An amendment (including the adoption of this Plan as a restatement of an existing plan) may not decrease a Participant's Account Balance, except to the extent permitted under Code
(S)412(c)(8), and except as provided in Treasury regulations may not reduce or eliminate Protected Benefits determined immediately prior to the adoption date (or, if later, the effective date) of the amendment. An amendment reduces or eliminates Protected Benefits if the amendment has the effect of either (1) eliminating or reducing an early retirement benefit or a retirement-type subsidy (as defined in Treasury regulations), or (2) except as provided by Treasury regulations, eliminating an optional form of benefit. The Advisory Committee must disregard an amendment to the extent application of the amendment would fail to satisfy this paragraph. If the Advisory Committee must disregard an amendment because the amendment would violate clause (1) or clause (2), the Advisory Committee must maintain a schedule of the early retirement option or other optional forms of benefit the Plan must continue for the affected Participants.

     The Employer (or Advisory Committee to the extent authorized in this Section 13.02) must make all amendments in writing. Each amendment shall state the date to which it is either retroactively or prospectively effective.

     13.03 DISCONTINUANCE. The Employer has the right, at any time, to suspend or discontinue its contributions under the Plan and thereafter to continue to maintain the Plan (subject to such suspension or discontinuance) until the employer terminates the Plan. The Employer has the right, at any time, to terminate, at any time, this Plan and the Trust created under this Agreement. The Plan will terminate upon the first to occur of the following:

     (a) The date terminated by action of the Employer; or

     (b) The dissolution or merger of the Employer, unless a successor makes provision to continue the Plan, in which event the successor must substitute itself as the Employer under this Plan.

     13.04 FULL VESTING ON TERMINATION. Upon either full or partial termination of the Plan, or, if applicable, upon complete discontinuance of profit sharing plan contributions to the Plan, an affected Participant's right to his Account Balance is 100% Vested, irrespective of the Vested percentage which otherwise would apply under Article V.

     13.05 MERGER/DIRECT TRANSFER. The Trustee possesses the specific authority to enter into merger agreements or direct transfer of assets agreements with the trustees of other retirement plans described in Code (S)401(a), including an elective transfer, and to accept the direct transfer of plan assets, or to transfer plan assets, as a party to any such agreement. Except as provided in
Section 13.05(A), the Trustee may not consent to, or be a party to, any merger or consolidation with another plan, or to a transfer of assets or liabilities to another plan (or from the other plan to this Plan), unless immediately after the merger, consolidation or transfer, the surviving Plan provides each Participant a benefit equal to or greater than the benefit each Participant would have received had the Plan terminated immediately before the merger or consolidation or transfer. The Trustee will hold, administer and distribute the transferred assets as a part of the Trust

Fund and the Trustee must maintain a separate Employer contribution Account for the benefit of the Employee on whose behalf the Trustee accepted the transfer in order to reflect the value of the transferred assets.

     The Trustee may accept a direct transfer of plan assets on behalf of an Employee prior to the date the Employee satisfies the Plan's eligibility conditions(s). If the Trustee accepts a direct transfer of plan assets, the Advisory Committee and Trustee must treat the Employee as a as a limited Participant as described in Section 4.04.

     Sections 13.05(A) and (B) are effective for elective transfers made on or following September 6, 2000. Under an elective transfer which is made pursuant to Section 13.05(A) or (B), the Protected Benefits in the transferring plan are not required to be preserved under Section 13.02(B), except as provided in
Section 13.05(B).

(A) Distributable Event Elective Transfer. The Trustee may consent to, or be a party to, a merger, consolidation or transfer of assets with another qualified plan in accordance with this Section 13.05(A).

     A transfer between qualified plans is a distributable event elective transfer if: (1) the Participant has a right to immediate distribution from the transferor plan; (2) the transfer is voluntary, under a fully informed election by the Participant; (3) the Participant has an alternative that retains his/her Protected Benefits (including an option to leave his/her benefit in the transferor plan, if that plan is not terminating); (4) the transferor plan satisfies applicable consent and joint and survivor annuity requirements of the Code; (5) the amount transferred, together with the amount of any contemporaneous direct rollover of the Participant's remaining Vested Account Balance, constitutes the Participant's entire Vested Account Balance; (6) the Participant has a 100% Vested interest in the transferred benefit in the transferee plan; and (7) if the transfer is from this Plan to a defined benefit plan, the transferee plan provides a benefit for the affected Participant equal to the benefit (expressed as an annuity payable at normal retirement age) derived solely with respect to the transferred assets.

     An elective transfer under this Section 13.05(A) may occur between qualified plans of any type.

     Commencing January 1, 2002, the Trustee may not undertake an elective transfer of a Participant's Account under this Section 13.05(A) if the Participant is eligible to receive an immediate distribution of his/her entire Vested Account Balance which would consist entirely of an eligible rollover distribution as described in Section 6.10(D).

(B) Transaction/Employment Change Elective Transfer. The Trustee may consent to, or be a party to, a merger, consolidation or transfer of assets with another qualified defined contribution plan in accordance with this Section 13.05(B).

     A transfer is a transaction or employment change transfer irrespective of whether the Participant has a right to an immediate distribution from the transferor plan provided: (1) the transfer satisfies requirements (2) and (3) of
Section 13.05(A); (2) the transfer only may occur as between plans described in applicable Treasury regulations; (3) the transfer must occur in connection with a merger, asset or stock acquisition, or change in employment resulting in the participant's loss of right to additional ,allocations in the transferor plan or in such other circumstances as described in applicable Treasury regulations; (4) the transfer must consist of the Participant's entire Vested and non-Vested Account Balance within the transferor plan: and (5) the transferee plan must protect the QJSA and QPSA benefits (if any) in the transferor plan.

(C) Other Transfers. Any transfer which is not an elective transfer under Sections 13.05(A) or 13.05(B) and which includes Protected Benefits is subject to Section 13.02(B). The trustee of the transferee plan in receipt of assets which are Protected Benefits must preserve the Protected Benefits in accordance with applicable Treasury regulations. If the transferor plan contains a 401(k) arrangement with deferral contributions accounts, qualified nonelective contributions accounts, qualified matching contributions accounts or safe harbor contributions accounts, such balances remain subject in the transferee plan to the distribution restrictions described in Section 14.02(m). Any transfer under this Section 13.05(C) from a defined benefit plan to this Plan must be in the form of the transfer of a paid up individual annuity contract which guarantees the payment of benefits in accordance with the transferor plan.

     13.06 POST TERMINATION PROCEDURE AND DISTRIBUTION. Upon termination of the Plan, the distribution provisions of Article VI shall remain operative except, in lieu of the timing and form of distribution options available under Article VI, the Advisory Committee will direct the Trustee to distribute each Participant's Vested Account Balance, in lump sum, as soon as administratively practicable after the termination of the Plan, irrespective of the present value of the Participant's Vested Account Balance and whether the Participant consents to that distribution. This paragraph is null and void if, as of the period between the Plan termination date and the final distribution of assets, the Employer maintains any other defined contribution plan (other than an ESOP).

     If the first paragraph of this Section 13.06 is null and void, the Advisory Committee will proceed with distribution of the terminated Plan in accordance with the distribution provisions of Article VI, with the following exceptions:

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

     (1) if the present value of the Participant's Vested Account Balance does not exceed $5,000, the Advisory Committee will direct the Trustee to distribute the Participant's Vested Account Balance to him in lump sum as soon as administratively practicable after the Plan terminates; and

     (2) if the present value of the Participant's Vested Account Balance exceeds $5,000, the Participant or the Beneficiary, in addition to the distribution events permitted under Article VI, may elect to have the Trustee commence distribution of his Vested Account Balance as soon as administratively practicable after the Plan terminates. If the Participant fails to make an election under this paragraph (2), the Advisory Committee, to liquidate the Trust, may transfer the Participant's Vested Account Balance to the other defined contribution plan maintained by the Employer, or purchase a deferred annuity contract for each such Participant which protects the Participant's distribution rights under the Plan.

     Continuing Trust Provisions. The Trust will continue until the Trustee in accordance with the direction of the Advisory Committee has distributed all of the benefits under the Plan. On each valuation date, the Advisory Committee will credit any part of a Participant's Account Balance retained in the Trust with its proportionate share of the Trust's net income, gains and losses. Upon termination of the Plan, the amount, if any, in a suspense account under Article III will revert to the Employer, subject to the conditions of the Treasury regulations permitting such a reversion. A resolution or amendment to discontinue all future benefit accrual but otherwise to continue maintenance of this Plan, is not a termination for purposes of this Section 13.06.

     Distribution restrictions under Code (S)410(k). A Participant's Deferral Contributions Account, Qualified Nonelective Contributions Account, Qualified Matching Contributions Account, or transferred assets described in Section 13.05 to which the distribution restrictions of Sections 14.02(m) and 6.03(B) apply, are distributable on account of Plan termination, as described in this Section 13.06, only if: (a) the Participant otherwise is entitled to a distribution of that portion of his Vested Account Balance; or (b) the Employer does not maintain a successor plan and the Advisory Committee distributes the Participant's entire Vested Account Balance in a lump sum. A successor plan is a defined contribution plan (other than an ESOP) maintained by the Employer (or by a Related Employer) at the time of the termination of the Plan or within the period ending twelve months after the final distribution of assets. However, a plan is not a successor plan if less than 2% of the Employees eligible. to participate in the terminating Plan are eligible to participate (beginning 12 months prior to and ending 12 months after the Plan's termination date) in the potential successor plan.

     "Lost Participants." If the Advisory Committee is unable to locate any Participant or Beneficiary whose Account Balance becomes distributable upon Plan termination, the Advisory Committee will apply Section 9.14 except Section 9.14(B) does not apply.

     13.07 TRANSFER OF ASSETS FROM THE TRUSTEE OF THE FLOW INTERNATIONAL CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN. If the Trustee accepts a transfer of assets from the trustee of the Flow International Plan Employee Stock Ownership Plan after March 31, 1998 (whether or not in an elective transfer within the meaning of Section 13.05), then, in addition to the provisions of Section 13.05, the following provisions shall also apply:

     (a) The assets in the Account the Trustee maintains for the transferred assets shall be subject to the Participant's (or Participant's beneficiary's) direction of investment in accordance with Section 8.10.

     (b) The assets in the Account the Trustee maintains for the transferred assets shall be distributed only in a single lump sum (regardless whether the assets include stock in Flow International Corporation or cash).

     (c) If at the time of distribution the assets in the Account the Trustee maintains for the transferred assets include stock in Flow International Corporation, the Participant (or Participant's beneficiary) may elect to receive the entire distribution in cash.

                                   ARTICLE XIV
              PROVISIONS RELATING TO THE CODE (S)401(k) ARRANGEMENT

     14.01 401(k) ARRANGEMENT. The Employer makes the deferral contribution described in Section 3.01(a) pursuant to a 401(k) arrangement. An Employee who is eligible to participate in the 401(k) arrangement may file a salary reduction agreement with the Advisory Committee. The salary reduction agreement may not be effective earlier than the following date which occurs last: (i) the Employee's Plan Entry Date (or, in the case of a reemployed Employee, his reparticipation date under Article II); or (ii) the execution date of the Employee's salary reduction agreement. A salary reduction agreement must specify the percentage of Compensation (as defined in Section 1.10) the Employee wishes to defer. The salary reduction agreement will apply only to Compensation which becomes currently available to the Employee after the effective date of the salary reduction agreement. The Employer will apply a reduction election to all Compensation (and to increases in such Compensation) unless the Employee specifies in his salary reduction agreement to limit the election to certain Compensation. The salary reduction agreement form approved by the Advisory Committee from time to time will specify the minimum and maximum reduction percentages and the options available for the Employee to so limit his election.

     An Employee's salary reduction contributions for the Plan Year, subject to the elective deferral limitation of Section 14.03, may not exceed 15% of his Compensation (40% of Compensation for Nonhighly Compensated Employees) for the entire Plan Year. An Employee may modify his salary reduction agreement, either to reduce or to increase the amount of deferral contributions, as of any July 1 or January 1 or any other date established by the Advisory Committee. The Employee will make this modification by filing a new salary reduction agreement with the Advisory Committee. An Employee may revoke a salary reduction agreement at any time, with such revocation to be effective as soon as practicable thereafter. An Employee who revokes his salary reduction agreement may file a new salary reduction agreement as of any July 1 or January 1 or any other date established by the Advisory Committee.

     The Advisory Committee may amend or revoke its salary reduction agreement with any Participant if it determines that such revocation is necessary, helpful or advisable to satisfy the special rules under Code (S)(S)401(k), 401(m) or 402(g) (see Sections 14.03, 14.04, 14.05 and 14.06), or the maximum limitations of Code (S)415 (see Sections 3.07 through 3.12). Moreover, prior to any July 1 or January 1 the Advisory Committee may establish special deferral limits for highly compensated employees (as defined in Section 14.02).

     14.02 DEFINITIONS.

     (a) "Highly Compensated Employee" means an Eligible Employee who satisfies the definition in Section 1.07 of the Plan.

     (b) "Nonhighly Compensated Employee" means an Eligible Employee who is not a Highly Compensated Employee.

     (c) "Eligible Employee" means, for purposes of the ADP test described in
     Section 14.04, an Employee who is eligible to enter into a salary reduction agreement for all or any portion of the plan year, irrespective of whether the Employee actually enters into such an agreement. For purposes of the ACP test described in Section 14.05, an "Eligible Employee" means a Participant who is eligible to receive an allocation of Employer matching contributions (or would be eligible if he made the type of contributions necessary to receive an allocation of matching contributions) and a Participant who is eligible to make employee contributions, irrespective of whether he actually makes employee contributions. An Employee continues to be an Eligible Employee during a period the Plan suspends the Employee's right to make elective deferrals or nondeductible contributions following a hardship distribution.

     (d) "Highly Compensated Group" means the group of Eligible Employees who are Highly Compensated Employees for the Plan Year.

     (e) "Nonhighly Compensated Group" means the group of Eligible Employees who are Nonhighly Compensated Employees for the Plan Year.

     (f) "Compensation" means, except as specifically provided under this
     Article XIV, Compensation as defined for nondiscrimination purposes in Code
     (S)414(s), uniformly applied to all Eligible Employees for the Plan Year. The Advisory Committee may use the general definition of Compensation in
     Section 1.10(A) or may modify that definition in any manner which satisfies Code (S)414(s). The Advisory Committee may annually elect operationally to include or exclude Elective Contributions, provided the election is consistent and uniform with respect to all Employees and plans of the Employer for any particular Plan Year. To compute an Employee's ADP or ACP, the Advisory Committee may limit Compensation taken into account to Compensation received only for the portion of the Plan Year in which the Employee was an Eligible Employee and only for the portion of the Plan Year in which the Code (S)401(k) arrangement was in effect.

     (g) "Deferral contributions" means the sum of the deferral contributions the Employer contributes to the Trust on behalf of an Eligible Employee, pursuant to Section 3.01.

     (h) "Elective deferrals" are the deferral contributions the Employer contributes to the Trust at the election of an Eligible Employee. If the Code (S)401(k) arrangement includes a cash or deferred feature, any portion of a cash or deferred contribution contributed to the Trust because of the Employee's failure to make a cash election is an elective deferral, but any portion of a cash or deferred contribution over which the Employee does not have a cash election is not an elective deferral. Elective deferrals do not include amounts which have become currently available to the Employee prior to the election nor amounts designated as nondeductible employee contributions at the time of deferral or contribution.

     (i) "Matching contributions" are contributions made by the Employer on account of elective deferrals under a Code (S)401(k) arrangement or on account of employee contributions. Matching contributions also include Participant forfeitures allocated on account of such elective deferrals or employee contributions.

     (j) "Nonelective contributions" are contributions made by the Employer which are not subject to a deferral election by an Employee and which are not matching contributions.

     (k) "Qualified matching contributions" are matching contributions which are 100% Vested at all times and which are subject to the distribution restrictions described in paragraph (m). Matching contributions are not 100% Vested at all times if the Employee has a 100% Vested interest because of his Years of Service taken into account under a vesting schedule.

     (l) "Qualified nonelective contributions" are nonelective contributions which are 100% Vested at all times and which are subject to the distribution restrictions described in paragraph (m). Nonelective contributions are not 100% Vested at all times if the Employee has a 100% Vested interest because of his Years of Service taken into account under a vesting schedule. Any nonelective contributions allocated to a Participant's Qualified Nonelective Contributions Account under the Plan automatically satisfy the definition of qualified nonelective contributions.

     (m) "Distribution restrictions" means the Employee may not receive a distribution of the specified contributions (nor earnings on those contributions) except in the event of (1) the Participant's death, disability, Separation from Service (which for purposes of this Section 14.02(m) means as the Advisory Committee determines under applicable Internal Revenue Service guidance, including the "same desk" rule and Revenue Ruling 2000-27 with respect to certain asset sale transactions), attainment of age 59 1/2, (2) financial hardship satisfying the requirements of Code (s)401(k) and the applicable Treasury regulations, (3) plan termination, without establishment of a successor defined contribution plan (other than an ESOP), (4) a sale by a corporate Employer of substantially all of the assets (within the meaning of Code (S)409(d)(2)) used in a trade or business, but only to an employee who continues employment with the corporation acquiring those assets, or (5) a sale by a corporate Employer of its interest in a subsidiary (within the meaning of Code (S)409(d)(3)), but only to an employee who continues employment with the subsidiary. For Plan Years beginning after December 31, 1988, a distribution on account of financial hardship, as described in clause (2), may not include earnings on elective deferrals credited as of a date later than December 31, 1988, and may not include qualified matching contributions and qualified nonelective contributions, nor any earnings on such contributions, credited after December 31, 1988. A distribution described in clauses (3), (4) or (5), if made after March 31, 1988, must be a lump sum distribution, as required under Code (S)401(k)(10).

     (n) "Employee contributions" are contributions made by a Participant on an after-tax basis, whether voluntary or mandatory, and designated, at the time of contribution, as an employee (or nondeductible) contribution. Elective deferrals and deferral contributions are not employee contributions. Participant nondeductible contributions, made pursuant to
     Section 4.01 of the Plan, are employee contributions.

     (o) "Current year testing" means for purposes of the ADP test described in
     Section 14.04 and the ACP test described in Section 14.05, the use of data from the testing year in determining the ADP or ADP for the Nonhighly Compensated Group.

     (p) "Prior year testing" means for purposes of the ADP test described in
     Section 14.04 and the ACP test described in Section 14.05, the use of data from the Plan Year immediately prior to the testing year in determining the ADP or ACP for the Nonhighly Compensated Group.

     (q) "Salary reduction agreement" is a written election by a Participant to make salary reduction contributions as described in Section 14.01.

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

     (r) "Salary reduction contributions" mean Employer contributions elected by a Participant to be made from the Participant's Compensation pursuant to a salary reduction agreement and which the Advisory Committee must allocate to the electing Participant's Account.

     (s) "Testing year" means for purposes of the ADP test described in Section
     14.04 and the ACP test described in Section 14.05, the Plan Year for which the ADP or ACP test is being performed.

     14.03 ANNUAL ELECTIVE DEFERRAL LIMITATION.

     (A) Annual Elective Deferral Limitation. An Employee's elective deferrals for a calendar year beginning after December 31, 1986, may not exceed the Code
(S)402(g) limitation (the "402(g) limitation"). The 402(g) limitation is the greater of $7,000 or the adjusted amount determined by the Secretary of the Treasury. If the Employer determines the Employee's elective deferrals to the Plan for a calendar year would exceed the 402(g) limitation for the calendar year, the Employer will suspend the Employee's salary reduction agreement, if any, until the following January 1 and pay in cash to the Employee the portion of a deferral election which would result in the Employee's elective deferrals for the calendar year exceeding the 402(g) limitation. If the Advisory Committee determines an Employee's elective deferrals already contributed to the Plan for a calendar year exceed the 402(g) limitation, the Advisory Committee will distribute the amount in excess of the 402(g) limitation (the "excess deferral"), as adjusted for allocable income under Section 14.03(C), no later than April 15 of the following calendar year. If the Advisory Committee distributes the excess deferral by the appropriate April 15, the excess deferral is not an Annual Addition under Article III, and the Advisory Committee may make the distribution irrespective of any other provision under this Plan or under the Code. The Advisory Committee will reduce the amount of excess deferrals for a calendar year distributable to the Employee by the amount of excess contributions (as determined in Section 14.04), if any, previously distributed to the Employee for the Plan Year beginning in that calendar year. Elective deferrals distributed to an Employee as excess Annual Additions in accordance with Article III are not taken into account under the Employee's 402(g) limitation.

     (B) More than One Plan. If an Employee participates in another plan subject to the 402(g) limitation under which he makes elective deferrals pursuant to a Code (S)401(k) arrangement, elective deferrals under a SARSEP, elective contributions under a SIMPLE IRA, or salary reduction contributions to a tax-sheltered annuity, irrespective of whether the Employer maintains the other plan, he may provide the Advisory Committee a written claim for excess deferrals made to the Plan for a calendar year. The Employee must submit the claim no later than the March 1 following the close of the particular calendar year and the claim must specify the amount of the Employee's elective deferrals under this Plan which are excess deferrals. If the Advisory Committee receives a timely claim, it will distribute the excess deferral (as adjusted for allocable income) the Employee has assigned to this Plan, in accordance with the distribution procedure described in Section 14.03(A).

     (C) Allocable income. For purposes of making a distribution of excess deferrals pursuant to this Section 14.03, allocable income means net income or net loss allocable to the excess deferrals for the calendar year (but not beyond the calendar year) in which the Employee made the excess deferral, determined in a manner which is uniform, nondiscriminatory and reasonably reflective of the manner used by the Advisory Committee to allocate income to Participants' Accounts.

     14.04 ACTUAL DEFERRAL PERCENTAGE (ADP) TEST. For each Plan Year, the Advisory Committee must determine whether the Plan's (S)401(k)arrangement satisfies one of the following ADP tests:

     (i) The ADP for the Highly Compensated Group does not exceed 1.25 times the ADP of the Nonhighly Compensated Group; or

     (ii) The ADP for the Highly Compensated Group does not exceed the ADP for the Nonhighly Compensated Group by more than two percentage points (or the lesser percentage permitted by the multiple use limitation in Section 14.06) and the ADP for the Highly Compensated Group is not more than twice the ADP for the Nonhighly Compensated Group.

     (A) Calculation of ADP. The average ADP for a group is the average of the separate deferral percentages calculated for each Eligible Employee who is a member of that group. An Eligible Employee's deferral percentage for a Plan Year is the ratio of the Eligible Employee's deferral contributions for the Plan Year to the Employee's Compensation for the Plan Year.. In determining the ADP, the Advisory Committee must include any Highly Compensated Employee's excess deferrals, as described in Section 14.03(A), to this Plan or to any other Plan of the Employer and the Advisory Committee will disregard any Employee's excess deferrals. The Advisory Committee operationally may include in the ADP test, qualified nonelective contributions and qualified matching contributions the Advisory Committee does not use in the ACP test. The Advisory Committee, under prior year testing, may include qualified nonelective contributions or qualified matching contributions in determining the Nonhighly Compensated Employee ADP only if the Employer makes such contribution to the Plan by the end of the testing year and the Advisory Committee allocates the contribution to the prior

Plan Year. In determining whether the Plan's 401(k) arrangement satisfies either ADP test, the Advisory Committee will use current year testing for Plan Years ending before January 1, 2001, and prior year testing for Plan Years beginning after December 31, 2000.

     (B) Special aggregation rule for Highly Compensated Employees. To determine the deferral percentage of any Highly Compensated Employee, the Advisory Committee must take into account any elective deferrals made by the Highly Compensated Employee under any other Code (S)401(k) arrangement maintained by the Employer, unless the elective deferrals are to an ESOP. If the plans containing the Code (S)401(k) arrangements have different plan years, the Advisory Committee will determine the combined deferral contributions on the basis of the plan years ending in the same calendar year.

     (C) Aggregation of certain Code (S)401(k) arrangements. If the Employer treats two plans as a unit for coverage or nondiscrimination purposes, the Employer must combine the Code (S)401(k) arrangements under such plans to determine whether either plan satisfies the ADP test. This aggregation rule applies to the ADP determination for all Eligible Employees, irrespective of whether an Eligible Employee is a Highly Compensated Employee or a Nonhighly Compensated Employee. An Employer may aggregate 401(k) arrangements under this
Section 14.08(C) only if the plans have the same plan years and use the same testing method. An Employer may not aggregate an ESOP (or the ESOP portion of a plan) with a non-ESOP plan (or non-ESOP portion of a plan).

     (D) Characterization of excess contributions. If, pursuant to this Section 14.04, the Advisory Committee has elected to include qualified matching contributions in the ADP test, the Advisory Committee will treat excess contributions as attributable proportionately to deferral contributions and to qualified matching contributions allocated on the basis of those deferral contributions. The Advisory Committee will reduce the amount of excess contributions for a Plan Year distributable to a Highly Compensated Employee by the amount of excess deferrals (as defined in Section 14.03), if any, previously distributed to that Employee for the Employee's taxable year ending in that Plan Year.

     (E) Distribution of excess contributions. If the Advisory Committee determines the Plan fails to satisfy the ADP test for a Plan Year, the Trustee, as directed by the Advisory Committee, must distribute the excess contributions, as adjusted for allocable income under Section 14.04(F), during the next Plan Year. However, the Employer may incur an excise tax equal to 10% of the amount of excess contributions for a Plan Year not distributed to the appropriate Highly Compensated Employees during the first 2 1/2 months of that next Plan Year. The excess contributions are the amount of deferral contributions made by the Highly Compensated Employees which causes the Plan to fail to satisfy the ADP test. The Advisory Committee will determine the total amount of excess contributions by starting with the Highly Compensated Employee(s) who has the greatest deferral percentage, reducing his deferral percentage (but not below the next highest deferral percentage), then, if necessary, reducing the deferral percentage of the Highly Compensated Employee(s) at the next highest deferral percentage level, including the deferral percentage of the Highly Compensated Employee(s) whose the deferral percentage the Advisory Committee already has reduced (but not below the next highest deferral percentage), and continuing in this manner until the ADP for the Highly Compensated Group satisfies the ADP test.

     After the Advisory Committee has determined the excess contribution amount, the Trustee, as directed by the Advisory Committee, then will distribute to each Highly Compensated Employee his respective share of the excess contributions. The Advisory Committee will determine each Highly Compensated Employee's share of excess contributions by starting with the Highly Compensated Employee(s) who has the highest dollar amount of elective deferrals, reducing his elective contributions (but not below the next highest dollar amount of elective deferrals), then, if necessary, reducing the elective deferrals of the Highly Compensated Employee(s) at the next highest dollar amount of elective deferrals of the Highly Compensated Employee(s) whose elective contributions the Advisory Committee already has reduced (but not below the next highest dollar amount of elective contributions), and continuing in this manner until the Trustee has distributed all excess contributions.

     [F] Allocable income. To determine the amount of the corrective distribution required under this Section 14.04, the Advisory Committee must calculate the allocable income for the Plan Year (but not beyond the Plan Year) in which the excess contributions arose. "Allocable income" means net income or net loss. To calculate allocable income for the Plan Year, the Advisory Committee will use a uniform and nondiscriminatory method which reasonably reflects the manner used by the Plan to allocate income to Participants' Accounts.

     14.05 ACTUAL CONTRIBUTION PERCENTAGE (ACP) TEST. The Advisory Committee must determine whether the annual Employer matching contributions (other than qualified matching contributions used in the ADP test under Section 14.04), if any, and the Employee contributions, if any, satisfy one of the following average contribution percentage ("ACP") tests:

     (i) The ACP for the Highly Compensated Group does not exceed 1.25 times the ACP of the Nonhighly Compensated Group; or

     (ii) The ACP for the Highly Compensated Group does not exceed the ACP for the Nonhighly Compensated Group by more than two percentage points (or the lesser percentage permitted by the multiple use limitation in Section 14.06) and the ACP for the Highly Compensated Group is not more than twice the ACP for the Nonhighly Compensated Group.

     (A) Calculation of ACP. The ACP for a group is the average of the separate contribution percentages calculated for each Eligible Employee who is a member of that group. An Eligible Employee's contribution percentage for a Plan Year is the ratio of the Eligible Employee's aggregate contributions for the Plan Year to the Employee's Compensation for the Plan Year. "Aggregate contributions" are Employer matching contributions (other than qualified matching contributions used in the ADP test under Section 14.04) and Employee contributions (as defined in Section 14.02).. The Advisory Committee operationally may include in the ACP test, qualified nonelective contributions and elective deferrals not used in the ADP test. The Advisory Committee, under prior year testing, may include qualified nonelective contributions or qualified matching contributions in determining the Nonhighly Compensated Employee ACP only if the Employer makes such contribution to the Plan by the end of the testing year and the Advisory Committee allocates the contribution to the prior Plan Year. In determining whether the Plan satisfies either ACP test, the Plan Administrator will use current year testing for Plan Years ending before January 1, 2001, and prior year testing for Plan Years beginning after December 31, 2000..

     (B) Special aggregation rule for Highly Compensated Employees. To determine the contribution percentage of any Highly Compensated Employee, the aggregate contributions taken into account must include any matching contributions (other than qualified matching contributions used in the ADP test) and any Employee contributions made on his behalf to any other plan maintained by the Employer, unless the other plan is an ESOP. If the plans have different plan years, the Advisory Committee will determine the combined aggregate contributions on the basis of the plan years ending in the same calendar year.

     (C) Aggregation of certain 401(m) arrangements. If the Employer treats two or more plans as a unit for coverage or nondiscrimination purposes, the Employer must combine the 401(m) arrangements under such plans to determine whether the plans satisfy the ACP test. This aggregation rule applies to the ACP determination for all Eligible Employees, irrespective of whether an Eligible Employee is a Highly Compensated Employee or a Nonhighly Compensated Employee. An Employer may aggregate 401(m) arrangements under this Section 14.05(C) if the plans have the same plan year and use the same testing method. The Advisory Committee may not aggregate an ESOP (or the ESOP portion of a plan) with a non-ESOP plan (or non-ESOP portion of a plan).

     Distribution of excess aggregate contributions. The Advisory Committee will determine excess aggregate contributions after determining excess deferrals under Section 14.03 and excess contributions under Section 14.04. If the Advisory Committee determines the Plan fails to satisfy the ACP test for a Plan Year, the Trustee, as directed by the Advisory Committee, must distribute the vested excess aggregate contributions, as adjusted for allocable income, during the next Plan Year. However, the Employer may incur an excise tax with respect to the amount of excess aggregate contributions for a Plan Year not distributed to the appropriate Highly Compensated Employees during the first 2 1/2 months of that next Plan Year. The excess aggregate contributions are the amount of the aggregate contributions allocated on behalf of the Highly Compensated Employees which causes the Plan to fail to satisfy the ACP test. The Advisory Committee will determine total amount of excess aggregate contributions by starting with the Highly Compensated Employee(s) who has the greatest contribution percentage, reducing his contribution percentage (but not below the next highest contribution percentage), then, if necessary, reducing the contribution percentage of the Highly Compensated Employee(s) at the next highest contribution percentage level, including the contribution percentage of the Highly Compensated Employee(s) whose contribution percentage the Advisory Committee already has reduced (but not below the next highest contribution percentages), and continuing in this manner until the ACP for the Highly Compensated Group satisfies the ACP test.

     After the Advisory Committee has determined the excess aggregate contribution amount, the Trustee, as directed by the Advisory Committee, then will distribute to each Highly Compensated Employee his respective share(s) of the excess aggregate contributions. The Advisory Committee will determine each Highly Compensated Employee's shares of excess aggregate contributions by starting with the Highly Compensated Employee(s) who has the highest dollar amount of aggregate contributions, reducing the amount of his aggregate contributions (but not below the next highest dollar amount of aggregate contributions), then, if necessary, reducing the amount of aggregate contributions of the Highly Compensated Employee(s) at the next highest level of aggregate contributions, including the aggregate contributions of the Highly Compensated Employee(s) whose aggregate contributions the Advisory Committee already has reduced (but not below the next highest level of aggregate contributions), and continuing in this manner until the Trustee has distributed all excess aggregate contributions.

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

     (E) Allocable income. To determine the amount of the corrective distribution required under this Section 14.05, the Advisory Committee must calculate the allocable income for the Plan Year (but not beyond the Plan Year) in which the excess aggregate contributions arose. "Allocable income" means net income or net loss. The Advisory Committee will determine allocable income in the same manner as described in Section 14.04(F) for excess contributions.

     (F) Characterization of excess aggregate contributions. The Advisory Committee will treat a Highly Compensated Employee's allocable share of excess aggregate contributions in the following priority: (1) first as attributable to his Employee contributions, if any; (2) then as matching contributions allocable with respect to excess contributions determined under the ADP test described in
Section 14.04; (3) then on a pro rata basis to matching contributions and to the deferral contributions relating to those matching contributions which the Advisory Committee has included in the ACP test; and (4) last to qualified nonelective contributions used in the ACP test. To the extent the Highly Compensated Employee's excess aggregate contributions are attributable to matching contributions, and he is not 100% vested in his Account Balance attributable to matching contributions, the Advisory Committee will distribute only the vested portion and forfeit the nonvested portion. The vested portion of the Highly Compensated Employee's excess aggregate contributions attributable to Employer matching contributions is the total amount of such excess aggregate contributions (as adjusted for allocable income) multiplied by his vested percentage (determined as of the last day of the Plan Year for which the Employer made the matching contribution). The Plan will allocate forfeited excess aggregate contributions to reduce Employer matching contributions for the Plan Year in which the forfeiture occurs.

     14.06 MULTIPLE USE LIMITATION. If at least one Highly Compensated Employee is includible in the ADP test under Section 14.04 and in the ACP test under
Section 14.05, the sum of the Highly Compensated Group's ADP and ACP may not exceed the multiple use limitation.

     The multiple use limitation is the sum of (i) and (ii):

     (i) 125% of the greater of: (a) the ADP of the Nonhighly Compensated Group for the current Plan Year; or (b) the ACP of the Nonhighly Compensated Group for the Plan Year beginning with or within current the Plan Year of the Code (S)401(k) arrangement.

     (ii) 2% plus the lesser of (i)(a) or (i)(b), but no more than twice the lesser of (i)(a) or (i)(b).

     The Advisory Committee, in lieu of determining the multiple use limitation as the sum of (i) and (ii), may elect to determine the multiple use limitation as the sum of (iii) and (iv):

     (iii) 125% of the lesser of: (a) the ADP of the Nonhighly Compensated Group for the current Plan Year; or (b) the ACP of the Nonhighly Compensated Group for the Plan Year beginning with or within the current Plan Year of the Code (S)401(k) arrangement.

     (iv) 2% plus the greater of (iii)(a) or (iii)(b), but no more than twice the greater of (iii)(a) or (iii)(b).

This Section 14.06 does not apply unless, prior to application of the multiple use limitation, the ADP and the ACP of the Highly Compensated Group each exceeds 125% of the respective percentages of the Nonhighly Compensated Group.

     The Advisory Committee will determine whether the Plan satisfies the multiple use limitation after applying the ADP test under Section 14.04 and the ACP test under Section 14.05 and using the deemed maximum corrected ADP and ACP percentages in the event the Plan failed either or both tests. If, after applying this Section 14.06, the Advisory Committee determines the Plan has failed to satisfy the multiple use limitation, the Advisory Committee will correct the failure by treating the excess amount excess contributions under
Section 14.04 or as excess aggregate contributions under Section 14.05, as the Plan Administrator determines in its sole discretion.

                                   APPENDIX A
                            ACCOUNTS TRANSFERRED FROM
                     SPIDER STAGING CORPORATION 401(k) PLAN
                                       AND
                 CERTAIN EMPLOYEES OF SPIDER STAGING CORPORATION

     1.01 DEFINITIONS. "1992 Spider Staging Employee" means an employee of Spider Staging Corporation who was employed by Spider Staging Corporation on December 31, 1992. "Spider Staging Plan" means the Spider Staging Corporation 401(k) Savings Plan.

     1.02 CONTINUING PARTICIPANTS. Notwithstanding Sections 2.01 and 2.02 of the Plan, a 1992 Spider Staging Employee who was a participant in the Spider Staging Plan on December 31, 1992, and is employed by Spider Staging Corporation on January 1, 1993, shall be a Participant in the Plan on January 1, 1993.

     1.03 ELIGIBILITY COMPUTATION PERIOD. If a 1992 Spider Staging Employee has not satisfied the service requirement for eligibility to participate under the Spider Staging Plan as of December 31, 1992, he or she may satisfy the service requirement as provided in Section 2.02 of the Plan, or as modified in the following sentence, whichever permits earlier participation in the Plan. As modified for purposes of this Section 1.03, the third and fourth sentences of
Section 2.02 read: "If the Employee does not complete 1000 Hours of Service during the 12 month period commencing with the Employment Commencement Date, the Plan measures the subsequent periods as the 12 consecutive month periods beginning with each anniversary of the Employee's Employment Commencement Date."

     1.04 CREDITING SERVICE FOR ELIGIBILITY. For purposes of satisfying Section
2.02 of the Plan (including as modified under Section 1.03 above of this Appendix A), a 1992 Spider Staging Employee shall receive credit for a period of service with Spider Staging Corporation before January 1, 1993, to the extent that period of service is credited for eligibility purposes under the Spider Staging Plan.

     1.05 VESTING CREDIT. For purposes of vesting under Section 5.03 of the
Plan:

     (a) Year of Service includes vesting credit for full years of service as of December 31, 1992, to the extent credited for vesting purposes under the Spider Staging Plan as of December 31, 1992; and

     (b) A.1992 Spider Staging Employee shall receive vesting credit for his or her number of Hours of Service with Spider Staging Corporation or the Employer for the 12 month period beginning in 1992 on the Employee's Employment Commencement Date with Spider Staging Corporation (or its anniversary), to the extent credited for vesting purposes under the Spider Staging Plan as of December 31, 1992.

     1.06 DISTRIBUTIONS TO VESTED PARTICIPANTS UNDER SPIDER STAGING CORPORATION 401(k) PLAN OTHER THAN 1992 SPIDER STAGING EMPLOYEES. With respect to a participant in the Spider Staging Plan who retired, died or terminated service with vested accrued benefits under the Spider Staging Plan (regardless whether benefits have commenced), benefits shall be paid to, or in respect of, such participant under the applicable sections of the Spider Staging Plan in accordance with the terms of that plan.

     1.07 VALUATION AND TRANSFER OF ACCOUNTS UNDER THE SPIDER STAGING CORPORATION 401(k) SAVINGS PLAN. The value of the account of each participant under the Spider Staging Plan shall be determined as of December 31, 1992. The balance of that account shall be transferred to the trust established under the Plan as of that date, shall constitute the balance of the Account of that person.

     1.08. PROTECTED BENEFITS. Accounts under the Plan representing accounts transferred as described in Section 1.07 of this Appendix A shall be subject to all provisions of the Plan relating to Accounts, provided, however, that Code
(S)411(d)(6) protected benefits pertaining to those accounts shall not be eliminated (except as Treasury Regulations may permit). This means, for example, that optional forms of benefits provided under the Spider Staging Plan as of December 31, 1992, shall not be eliminated with respect to such transferred accounts. (Benefits accrued under the Plan after December 31, 1992, however, shall be paid only in one of the forms permitted under Section 6.02 of the Plan.)

     1.09. FORFEITURES. Any amount forfeited under the Spider Staging Plan after the most recent reallocation of forfeitures and before January 1, 1993, shall be reallocated under the terms of the Spider Staging Plan as of December 31, 1992.

     1.10. SEPARATE ACCOUNTS. The Advisory Committee shall maintain separate accounts representing accounts transferred as described in Section 1.07 of this Appendix A.

     1.11. DEFAULT ON A LOAN MADE UNDER SPIDER STAGING PLAN. To the extent the assets in an account transferred as described in Section 1.07 of this Appendix A consist of loans to the participant for whom the account is maintained, the Plan shall treat a default in the same manner as provided under the Spider Staging Plan as in effect on December 31, 1992, which provides, in Section 6.01(k) of the Adoption Agreement:

     If a Participant or Beneficiary defaults on a loan . . .the [Spider Staging] Plan . . .[t]reats the default as a distributable event. The Trustee, at the time of the default, will reduce the Participant's Vested Account Balance by the lesser of the amount in default (plus accrued interest) or the Plan's security interest in that Vested Account Balance. To the extent the loan is attributable to the Participant's Deferral Contributions Account, Qualified Matching Contributions Account or Qualified Nonelective Contributions Account, the Trustee will not reduce the Participant's Vested Account Balance unless the Participant has separated from Service or unless the Participant has attained age 59 1/2.

     1.12 PARTICIPANT-DIRECTED INVESTMENT. Notwithstanding Section 10.03[A](a) of the Plan, the investment choices for accounts transferred as described in
Section 1.07 of this Appendix A and for employees of Spider Staging Corporation shall not include the Employer Stock Fund until so designated by the Advisory Committee.

     1.13 EFFECTIVE DATE. This Appendix A is effective on and after January 1, 1993.

                                   APPENDIX B
                              CERTAIN EMPLOYEES OF
                         ASI ROBOTIC SYSTEMS DIVISION OF
                           CARGILL DETROIT CORPORATION

     1.01 DEFINITIONS. "1994 ASI Division Employee" means an employee of the ASI Robotic Systems Division of Cargill Detroit Corporation who, on or before January 3, 1995, accepts an offer of employment by Flow International Corporation. The "Business" means the manufacture and sale of high precision multi-axis gantry and cantilever robotics equipment through the ASI Robotic Systems Division of Cargill Detroit Corporation.

     1.02 CREDITING SERVICE FOR ELIGIBILITY. For purposes of satisfying Section
2.02 of the Plan, a 1994 ASI Division Employee shall be credited with an Hour of Service for each hour of service with Cargill Detroit Corporation while working in the Business before January 3, 1995, as if such service had been Service with Flow International Corporation.

     1.03 PLAN ENTRY DATE. Notwithstanding Sections 1.16 and 2.01 of the Plan, a 1994 ASI Division Employee who completes a Year of Service (taking into account
Section 1.02 of this Appendix B) on or before January 31, 1995, shall become a Participant in the Plan on January 31, 1995 (if employed by Flow International Corporation on that date).

     1.04 CREDITING SERVICE FOR VESTING. For purposes of vesting under Section
5.03 of the Plan, a 1994 ASI Division Employee shall be credited under Section
5.06 of the Plan (subject to Sections 5.07 and 5.08 of the Plan) with an Hour of Service for each hour of service with Cargill Detroit Corporation while working in the Business before January 3, 1995, as if such service had been Service with Flow International Corporation.

     1.05 EFFECTIVE DATE. This Appendix B is effective on and after January 1, 1995.

                                   APPENDIX C
                              CERTAIN EMPLOYEES OF
                       FLOW AUTOMATION SYSTEMS CORPORATION

     1.01 DEFINITIONS. "Automation Employee" means an individual who was an employee of Flow Automation Systems Corporation, formerly known as Dynovation Machine Systems, Inc. ("Flow Automation"), on December 15, 1994.

     1.02 CREDITING SERVICE FOR ELIGIBILITY. For purposes of satisfying Section
2.02 of the Plan, an Automation Employee shall be credited with an Hour of Service for each hour of service with Flow Automation before December 15, 1994, as if such service had been Service with Flow International Corporation.

     1.03 CREDITING SERVICE FOR VESTING. For purposes of vesting under Section
5.03 of the Plan (and for purposes of vesting service described in Section 3.01(A) for Employer Matching Contributions), a an Automation Employee shall be credited under Section 5.06 of the Plan (subject to Sections 5.07 and 5.08 of the Plan) with an Hour of Service for each hour of service with Flow Automation before December 15, 1994, as if such service had been Service with Flow International Corporation.

     1.04 EFFECTIVE DATE. This Appendix C is effective on and after December 15, 1994.

                                   APPENDIX D
                          FORMER CIS ROBOTICS EMPLOYEES

     1.01 DEFINITIONS. "CIS Robotics" means CIS Robotics, Inc. "Former CIS Robotics Employee" means an employee of CIS Robotics who was employed by CIS Robotics on April 8, 1998. "CIS Robotics Plan" means the CIS Robotics 401(k) Profit Sharing Plan & Trust. "Transferred Account" means the account of a Former CIS Employee under the CIS Robotics Plan that is transferred from the CIS Robotics Plan to the Plan in a trust-to-trust transfer.

     1.02 CREDITING SERVICE FOR ELIGIBILITY. For purposes of satisfying Section
2.02 of the Plan, a Former CIS Employee shall be credited with (1) all service with which he or she is credited for eligibility purposes under the CIS Robotics Plan, or (2) shall be credited with an Hour of Service for each hour of service with CIS Robotics, as if such service had been Service with Flow International Corporation, whichever method results in the Former CIS Employee becoming a Participant in the Plan on the earliest Plan Entry Date.

     1.03 VESTING CREDIT. For purposes of vesting under Section 5.03 of the Plan (and for purposes of vesting service described in Section 3.01(A) of the Plan for Employer Matching Contributions), a Former CIS Robotics Employee shall be credited under Section 5.06 of the Plan (subject to Sections 5.07 and 5.08 of the Plan) with all service with which he or she is credited for vesting purposes under the CIS Robotics Plan.

     1.04 TRANSFERRED ACCOUNTS.

     (a) A Former CIS Robotics Employee shall be 100% vested in his or her Transferred Account.

     (b) Immediately after the transfer and assignment of a Transferred Account to the Plan from the CIS Robotics Plan, each Participant shall have account balances in the Plan equal to the sum of the account balances each Participant had in the CIS Robotics Plan and in the Plan immediately prior to the transfer and assignment.

     (c) A Transferred Account shall be subject to all provisions of the Plan relating to Accounts under the Flow Plan, provided, however, that Code
     (S)411(d)(6) protected benefits pertaining to a Transferred Account shall not be eliminated (except as Treasury Regulations may permit).

     (d) If a Transferred Account includes amounts attributable to contributions other than Code section 401(k) salary deferral contributions (and the related gains, earnings and losses), then unless and until the entire account balance under the Flow Plan of the affected Former CIS Robotics Employee is 100% nonforfeitable, the Advisory Committee shall maintain separate accounts for that Former CIS Robotics Employee to reflect properly the different percentages of vesting he or she may have in the account balance under the Flow Plan.

     1.05 EFFECTIVE DATE. This Appendix D is effective on and after April 8,
1998.

                                   APPENDIX E
                           CERTAIN FORMER EMPLOYEES OF
                        SPEARHEAD AUTOMATED SYSTEMS, INC.

     1.01 DEFINITIONS. "Spearhead Employee" means an individual who was an employee of Spearhead Automated Systems, Inc. ("Spearhead"), on September 9, 1999, and who became an employee of Flow International Corporation on September 10, 1999.

     1.02 CREDITING SERVICE FOR ELIGIBILITY. For purposes of satisfying Section
2.02 of the Plan, a Spearhead Employee shall be credited with an Hour of Service for each hour of service with Spearhead before September 10, 1999, as if such service had been Service with Flow International Corporation.

     1.03 PLAN ENTRY DATE AND ELIGIBILITY. For purposes of Section 1.16 of the Plan, September 10, 1999, is a Plan Entry Date for Spearhead Employees. However, for purposes of Section 2.01, a Spearhead Employee shall enter the Plan on the September 10, 1999, Plan Entry Date only if he or she could have entered the Plan on July 1, 1999, based on service with Spearhead through June 30, 1999.

     1.04 CREDITING SERVICE FOR VESTING. For purposes of vesting under Section
5.03 of the Plan (and for purposes of vesting service described in Section 3.01(A) for Employer Matching Contributions), a Spearhead Employee shall be credited under Section 5.06 of the Plan (subject to Sections 5.07 and 5.08 of the Plan) with an Hour of Service for each hour of service with Spearhead before September 10, 1999, as if such service had been Service with Flow International Corporation.

     1.05 EFFECTIVE DATE. This Appendix E is effective on and after September 10, 1999.

                                 Execution Page

     IN WITNESS WHEREOF, Flow International Corporation, the Employer, by its duly authorized representative, has executed this Flow International Corporation Voluntary Pension and Salary Deferral Plan and Trust Agreement, and Security Trust Company, the Trustee, by its duly authorized representative, has accepted its position and agreed to the duties, obligations and responsibilities under this Flow International Corporation Voluntary Pension and Salary Deferral Plan and Trust Agreement.

              "EMPLOYER"                                 "TRUSTEE"
Flow International Corporation             Security Trust Company


By:                                        By:
    ---------------------------------          ---------------------------------
    Title:                                     Title:
           --------------------------                 --------------------------
January       , 2002                       January       , 2002
        ------                                     ------

                                    Amendment
                                       to
    Flow International Corporation Voluntary Pension and Salary Deferral Plan
               (as Amended and Restated Effective January 1, 2002)
                             (Amendment for EGTRRA)

                                    Preamble

          Adoption of Amendment. This Amendment to the Flow International Corporation Voluntary Pension and Salary Deferral Plan ("Plan"), as amended and restated effective January 1, 2002 (the "Plan"), is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This Amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder.

          Supersession of Inconsistent Provisions. This Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Amendment.

                                    Amendment

Section 1. Exclusion of Rollovers in Application of Involuntary Cash-out
           Provisions.

          Effective for distributions made after December 31, 2001, for purposes of the Sections of the Plan that provide for the involuntary distribution of vested accrued benefits of $5,000 or less (see Plan Section 6.01(A)(1)), the value of a Participant's nonforfeitable account balance shall be determined without regard to that portion of the account balance that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16) of the
Internal Revenue Code of 1986, as amended (the "Code"). If the value of the Participant's nonforfeitable account balance as so determined is $5,000 or less, then the Plan shall immediately distribute the Participant's entire nonforfeitable account balance.

Section 2. Catch-up Contributions.

          Effective as of the first day of the first Plan Year beginning after December 31, 2001, all employees who are eligible to make elective deferrals under this Plan and who have attained age 50 before the close of the plan year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Sections 402(g) and 415 of the Code. The Plan shall not be treated as failing to satisfy the provisions of the plan implementing the requirements of Section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such catch-up contributions.

Section 3. Increase in Compensation Limit.

          The annual compensation of each Participant taken into account in determining allocations

Amendment
Flow International Corporation Voluntary Pension and Salary Deferral Plan (as Amended and Restated Effective January 1, 2002)
(Amendment for EGTRRA)

for any Plan Year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with section 401(a)(17)(B) of the Code. Annual compensation means compensation during the Plan Year or such other consecutive 12-month period over which compensation is otherwise determined under the Plan (the determination period). The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year.

Section 4. Maximum Annual Addition.

          Effective for limitation years beginning after December 31, 2001, and except to the extent permitted under Section 2 of this Amendment and section 414(v) of the Code, if applicable, the annual addition that may be contributed or allocated to a Participant's account under the Plan for any limitation year shall not exceed the lesser of:

     a. $40,000, as adjusted for increases in the cost-of-living under section 415(d) of the Code, or

     b.   100 percent of the participant's compensation, within the meaning of section 415(c)(3) of the Code, for the limitation year.

The compensation limit referred to in b. shall not apply to any contribution for medical benefits after separation from service (within the meaning of section 401(h) or section 419A(f)(2) of the Code) which is otherwise treated as an annual addition.

Section 5. Modification of Top-Heavy Rules.

          5.1 Effective Date. This Section 5 shall apply for purposes of determining whether the Plan is a top-heavy plan under Section 416(g) of the Code for plan years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of Section 416(c) of the Code for such years. This Article amends the top-heavy provisions of the Plan.

          5.2 Determination of Top-Heavy Status.

               5.2.1 Key Employee. Key employee means any employee or former employee (including any deceased employee) who at any time during the plan year that includes the determination date was an officer of the employer having annual compensation greater than $130,000 (as adjusted under section 416(i)(1) of the Code for plan years beginning after December 31, 2002), a 5-percent owner of the employer, or a 1-percent owner of the employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Section 415(c)(3) of the Code. The determination of who is a key employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

               5.2.2 Determination of Present Values and Amounts. This Section
     5.2.2 shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of employees as of the determination date.

               a. Distributions During Year Ending on the Determination Date. The present values of accrued benefits and the amounts of account balances of an employee as of the determination date shall be increased by the distributions made with respect to

Amendment
Flow International Corporation Voluntary Pension and Salary Deferral Plan (as Amended and Restated Effective January l, 2002)
(Amendment for EGTRRA)

                    the employee under the plan and any plan aggregated with the plan under Section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period."

               b. Employees Not Performing Services During Year Ending on the Determination Date. The accrued benefits and accounts of any individual who has not performed services for the employer during the 1-year period ending on the determination date shall not be taken into account.

          5.3 Minimum Benefits -- Matching Contributions. Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Section 416(c)(2) of the Code and the Plan. The preceding sentence shall apply with respect to matching contributions under the Plan or, if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Section 401(m) of the Code.

Section 6. Direct Rollovers.

          6.1 Effective Date. This Section 6 shall apply to distributions made after December 31, 2001.

          6.2 Modification of Definition of Eligible Retirement Plan. For purposes of the direct rollover provisions of the Plan, an eligible retirement plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in section 414(p) of the Code.

          6.3 Modification of Definition of Eligible Rollover Distribution to Exclude Hardship Distributions. For purposes of the direct rollover provisions of the Plan, any amount that is distributed on account of hardship shall not be an eligible rollover distribution and the distributee may not elect to have any portion of such a distribution paid directly to an eligible retirement plan.

          6.4 Modification of Definition of Eligible Rollover Distribution to Include After-Tax Employee Contributions. For purposes of the direct rollover provisions in the Plan, a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in section 401(a) or

Amendment
Flow International Corporation Voluntary Pension and Salary Deferral Plan (as Amended and Restated Effective January 1, 2002)
(Amendment for EGTRRA)

403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

Section 7. Rollovers From Other Plans.

          Effective as of the first day of the first Plan Year beginning after December 31, 2001, the Employer, operationally and on a nondiscriminatory basis, may limit the source of rollover contributions that may be accepted by this Plan.

Section 8. Repeal of Multiple Use Test.

          The multiple use test described in Treasury Regulation Section 1.401(m)-2 and the Plan shall not apply for Plan Years beginning after December 31, 2001.

Section 9. Elective Deferrals - Contribution Limitation.

          No Participant shall be permitted to have elective deferrals made under this Plan, or any other qualified plan maintained by the Employer during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect for such taxable year, except to the extent permitted under Section 2 of this Amendment and section 414(v) of the Code, if applicable.

Section 10. Distribution Upon Severance of Employment.

          10.1 Effective Date. This Section 10 shall apply for distributions and transactions made after December 31, 2001, regardless of when the severance of employment occurred.

          10.2 New Distributable Event. A Participant's elective deferrals, qualified nonelective contributions, qualified matching contributions, and earnings attributable to these contributions shall be distributed on account of the Participant's severance from employment. However, such a distribution shall be subject to the other provisions of the Plan regarding distributions, other than provisions that require a separation from service before such amounts may be distributed.

                                    Execution

          IN WITNESS WHEREOF, Flow International Corporation, by its duly authorized representative has executed this Amendment to the Flow International Corporation Voluntary Pension and Salary Deferral Plan (as amended and restated effective January l, 2002).

Flow International Corporation


By
   ------------------------------
   Its
       ---------------------------

Dated: December               , 2001
                --------------

                                   LOAN POLICY

    Flow International Corporation Voluntary Pension and Salary Deferral Plan

1.   DEFINITION OF PARTICIPANT; ELIGIBILITY FOR LOAN.

For purposes of this loan policy, the term "participant" means any participant, beneficiary or alternate payee with respect to the Plan who is a "party in interest" as defined in section 3(14) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Every current employee of Flow International Corporation (or other employer that maintains the Plan) is a party in interest.

2.   LOAN APPLICATION.

Any participant may apply for a loan, subject to the terms and conditions of this loan policy. A participant must apply for a loan by written application. The application must, among other things, specify the amount of the loan desired and the requested duration for the loan. A loan will be made only after the Advisory Committee approves the application.

A participant may apply for a loan only once in a plan year (January 1 through December 31). Thus, for example, if a participant applies for a loan in April and prepays the entire loan in the following August, he or she may not apply for a loan until the following January 1.

A participant loan may be for any purpose.

No loan shall be made if the vested portion of the participant's account is less than $2,000.

3.   LOAN FUNDING.

The Advisory Committee intends this loan program not to place other participants at risk with respect to their interests in the Plan. In this regard, the Advisory Committee will administer any participant loan as a separate, participant-directed investment of that portion of the participant's vested account balance under the Plan equal to the outstanding principal balance of the loan. The Plan will credit that portion of the participant's account balance with the interest earned on the note and with principal payments received by the Trustee of the Plan. That portion of the participant's account also shall be charged with expenses directly related to the origination, maintenance and collection of the note evidencing the loan.

The loan will be charged against the investment fund(s) in which the assets of the participant's account are invested on a pro rata basis. If the participant's matching contribution account balance or the participant's employer contribution account balance is less than 100% vested, the pro rata charge shall apply only to the vested portion of that account.

A loan processing fee will be withheld from the loan amount.

4.   NUMBER OF LOANS AND LOAN AMOUNT.

A participant may have no more than one loan outstanding at any time.

The amount of a loan may not be less than $1,000.

The amount of the loan may not exceed 50% of the participant's vested account balance in

--------------------------------------------------------------------------------
     Loan Policy Flow International Corporation Voluntary Pension and Salary
                     Deferral Plan Effective January 1, 2003
--------------------------------------------------------------------------------

the Plan immediately after origination of the loan, as reflected by the books and records of the Plan. For this purpose, a participant's vested account balance does not include the value of assets in a participant's account that are directly invested in stock in Flow International Corporation.

Further, the amount of all loans outstanding to the participant from all qualified plans of Flow International (or other employer maintaining the Plan) at any time may not exceed $50,000, reduced by the participant's highest outstanding participant loan balance (aggregating all loans from all qualified plans of Flow International Corporation (or other employer that maintains the plan)) during the 12-month period ending on the date before the loan is made.

5.   EVIDENCE AND TERMS OF LOAN.

Every loan will be evidenced by a promissory note signed by the participant in a form approved by the Advisory Committee. Such note shall provide for a face amount equal to the amount of the loan funded from the Plan, with a commercially reasonable rate of interest. Advisory Committee will use the Bank Prime Loan rate published in the Federal Reserve Statistical Release H.15 plus 1%. The Advisory Committee will reevaluate interest rates at least every two weeks. A note must provide for monthly payments under a level amortization schedule. The Advisory Committee will fix the term of payment of the loan, which must be either one (1), two (2), three (3), four (4) or five (5) years; or (solely for a loan used to acquire a dwelling unit which within a reasonable time is to be used (determined at the time of the loan) as the principal residence of the participant) ten (10) years.

6.   LEAVES OF ABSENCE

If the participant is employed by Flow International Corporation or another employer that maintains the Plan, the participant's loan payment obligations are suspended for up to one year during (1) the participant's unpaid leave of absence approved by the employer or (2) the participant's paid leave of absence approved by the employer when the amount of pay (less applicable employment tax withholding) is less than the amount of the participant's loan payments. However, regardless whether installments are suspended pursuant to the preceding sentence, the entire balance of the loan must be paid within the term established for repayment of the loan (that is, two (2), three (3), four (4), five (5) or ten (10) years).

The Advisory Committee will suspend payment requirements while a participant is on leave for military service. The period of such period of military service will not be counted as part of the loan term. Once the participant returns from military service, the loan payments shall resume at an amount and frequency no less than required by the terms of the original loan. The loan must be repaid in full during a period that is no greater than the original loan term plus the period of such military service.

The Administrative Committee will reduce the interest rate of an outstanding participant loan to 6% while a participant is on military leave, to the extent required by the Soldiers' and Sailors' Civil Relief Act.

7.   SECURITY FOR LOAN.

A participant must secure a loan with an irrevocable pledge of, and grant of a security interest in, 50% of the vested amount of the participant's account balance under the Plan.

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

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     Loan Policy Flow International Corporation Voluntary Pension and Salary
                     Deferral Plan Effective          , 2002
                                             ---------
--------------------------------------------------------------------------------

If employed by Flow International Corporation or by another employer that maintains the Plan on the date the loan is disbursed, the participant must also make an irrevocable assignment of his or her compensation from his or her employer to the Trustee of the Plan sufficient to discharge the participant's obligations under the loan, together with an authorization to the employer to make appropriate payroll deductions, which must continue until the loan is repaid or the date the participant is entitled to receive a distribution under the terms of the Plan. If a participant is not employed by Flow International Corporation or other employer that maintains the Plan on the date the loan is disbursed, the Advisory Committee may require greater security for the loan. The pledge and grant of a security interest and the irrevocable assignment of the participant's compensation must be in a form approved by the Advisory Committee.

8.   WITHDRAWAL AND REPAYMENT

Unless the participant provides other written instructions in the loan application, (1) if the participant's account is currently invested in more than one investment fund, the loan will be charged against each investment fund on a pro-rata basis and (2) loan repayments (principal and interest) will be reinvested in accordance with the participant's then effective investment direction for the participant's 401(k) salary deferral contributions, or, if there is no currently effective direction, pro-rata in accordance with the current balances of the investment funds in which assets allocated to the participant's account are invested. In no event will a loan be charged against assets in a participant's account that are directly invested in stock in Flow International Corporation. A participant may repay his or her loan in a single payment without penalty.

9.   DEFAULT/FORFEITURE.

A loan (including all obligations under the note evidencing the loan) shall be in default upon the occurrence of any of the following events:

(a) The participant does not pay the full amount of any payment on the date when it is due, provided that the participant may cure the default by making the payment plus interest on or before the earlier of (1) December 31 of year in which the payment was originally due, or (2) the last day of the calendar quarter that follows the calendar quarter in which the repayment was originally due; or

(b) any representation or statement to the Advisory Committee or the Trustee of the Plan by or on behalf of the participant in connection with the loan proves to have been false in any material respect when made or furnished; or

(c) a distribution is required to be made under a qualified domestic relations order that affects the participant's account, and the amount of the distribution would exceed the participant's account balance, less the loan balance.

If a participant's loan is in default, the participant will have the opportunity to repay the loan or, if distribution is available under the plan, request distribution of the note. If the loan remains in default, the entire balance of the loan and note shall become immediately due and payable, and, to the extent a distribution to the participant is permissible under the Plan, consistent with Plan Section 6.08, the participant's vested account balance under the Plan will be reduced by the outstanding loan balance. In addition, the Trustee may foreclose upon any security that it holds. The Advisory Committee will treat the note as

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

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     Loan Policy Flow International Corporation Voluntary Pension and Salary
                     Deferral Plan Effective          , 2002
                                             ---------
--------------------------------------------------------------------------------

repaid to the extent of any permissible reduction, and if the entire note is repaid, shall distribute the canceled note to the participant. The participant, however, remains obligated for any unpaid principal and accrued interest.

The Trustee of the Plan may also accelerate the participant's obligations under the loan and note if the Plan is terminated.

10.  ADMINISTRATION OF LOAN POLICY

The Advisory Committee's duties and responsibilities under this Loan Policy, including, without limitation, the approval of loan applications and form of promissory note evidencing a loan, are delegated to the Plan's recordkeeper.

11.  EFFECTIVE DATE.

This Loan Policy is effective January 1, 2002

                                    * * * *

    Flow International Corporation Voluntary Savings and Salary Deferral Plan

                       Claims and Claims Review Procedure

How do I submit a claim for Plan benefits?

Benefits will be paid to you and your beneficiaries without the necessity of formal claims. However, if you think an error has been made in determining your benefits, then you or your beneficiaries may make a request for any Plan benefits to which you believe you are entitled. Any such request should be in writing and should be made to the Plan's Advisory Committee (the "Committee").

If the Committee determines the claim is valid, then you will receive a statement describing the amount of benefit, the method or methods of payment, the timing of distributions and other information relevant to the payment of the benefit.

What if my benefits are denied?

Your request for Plan benefits will be considered a claim for Plan benefits, and it will be subject to a full and fair review. If your claim is wholly or partially denied, the Committee will provide you with a written or electronic notification of the Plan's adverse determination. This written or electronic notification must be provided to you within a reasonable period of time, but not later than 90 days after the receipt of your claim by the Committee, unless the Committee determines that special circumstances require an extension of time for processing your claim. If the Committee determines that an extension of time for processing is required, written notice of the extension will be furnished to you prior to the termination of the initial 90 day period. In no event will such extension exceed a period of 90 days from the end of such initial period. The extension notice will indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render the benefit determination.

The Committee's written or electronic notification of any adverse benefit determination must contain the following information:

(1)  The specific reason or reasons for the adverse determination.

(2) Reference to the specific Plan provisions on which the determination is based.

(3) A description of any additional material or information necessary for you to perfect the claim and an explanation of why such material or information is necessary.

(4) Appropriate information as to the steps to be taken if you or your beneficiary want to submit your claim for review.

If your claim has been denied, and you want to submit your claim for review, you must follow the Claims Review Procedure.

What is the Claims Review Procedure?

Upon the denial of your claim for benefits, you may file your claim for review, in writing, with the Committee.

(1) You must file the claim for review no later than 60 days after you have received written or electronic notification of an adverse benefit determination.

(2) You may submit written comments, documents, records, and other information relating to your claim for benefits.

(3) You will be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to your claim for benefits.

(4) Your claim for review must be given a full and fair review. This review will take into account all comments, documents, records, and other information submitted by you relating to your claim, without regard to whether such information was submitted or considered in the initial benefit determination.

The Committee will provide you with written or electronic notification of the Plan's benefit

    Flow International Corporation Voluntary Savings and Salary Deferral Plan
                       Claims and Claims Review Procedure

determination on review. The Committee must provide you with notification of this denial within 60 days after the Committee's receipt of your written claim for review, unless the Committee determines that special circumstances require an extension of time for processing your claim. If the Committee determines that an extension of time for processing is required, written notice of the extension will be furnished to you prior to the termination of the initial 60 day period. In no event will such extension exceed a period of 60 days from the end of the initial period. The extension notice will indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render the determination on review. In the case of an adverse benefit determination, the notification will set forth:

(1)  The specific reason or reasons for the adverse determination.

(2) Reference to the specific Plan provisions on which the benefit determination is based.

(3) A statement that you are entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to your claim for benefits.

Disability

If your employment terminates due to your disability when you are less than 100% vested, certain additional rules prescribed by the Department of Labor may to apply to the initial benefit determination and claims review procedure.

Advisory Committee Address

All communications to the Committee should be addressed as follows:

     Advisory Committee of the Flow International Corporation Voluntary Pension and Salary Deferral Plan

     c/o Human Resources
     Flow International Corporation
     P.O. Box 97040
     Kent, WA 98064-9740

Authorized Representative

You or your beneficiary may authorize a representative to act on your, his or her behalf in pursuing a benefit claim or request for review of an adverse benefits determination. To authorize a representative, file a written authorization with the Committee:

The written authorization must contain the Plan's name, your (or your beneficiary's) name, address and telephone number, and the authorized representative's name, address, telephone number and fax number (if available). The written authorization must be signed and dated by you (or your beneficiary) and the authorized representative. An authorization may include the following text:

     "I, the Claimant named below, authorize the person named below to represent me in pursing my claim for benefits under the Flow International Corporation Voluntary Savings and Salary Deferral Plan, including any appeal of an adverse benefits determination. I authorize the Plan's Committee to provide my representative upon request all information and documents that I am entitled to request."

Right to Sue; Limitation Period

If you have a claim for benefits which is denied upon review, in whole or in part, you may file suit in a state or Federal court. As provided in the Plan, you or your beneficiary to preserve the claim must file an action with respect to the denied claim not later than 180 days following the date of the Committee's final determination.

When Effective

This Claims and Claims Review Procedure is effective with respect to claims filed on or after January 1, 2002. These claims procedures may be amended from time to time by the Committee.

                                   * * * * *

                                       2